United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

The registrant is filing this amendment to its filing on Form N-CSR for the year ended December 31,

2022, which was originally filed with the Securities and Exchange Commission on March 1, 2023

(Accession Number 0001741773-23-000827), solely to revise the Statement of Assets and Liabilities and Financial Highlights of the Janus Henderson Research Portfolio for the year ended December

31, 2022 to reflect corrections relating to an error in a financial statement adjustment resulting in a misallocation between share class net assets, as further described in Note 7 to the financial statements. Other than the aforementioned corrections, this amended Form N-CSR does not reflect events occurring after the filing of the original Form N-CSR or modify or update the disclosures contained therein.

Item 1 - Reports to Shareholders

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (Formerly Janus Henderson VIT U.S. Low Volatility Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2022, the VIT Adaptive Risk Managed U.S. Equity Portfolio’s Service Shares returned -8.19%. This compares to the -19.13% return posted by the Russell 1000® Index, the Portfolio’s benchmark.

PERFORMANCE REVIEW

Stocks declined over the 12-month period as soaring inflation, rising interest rates, and recession fears led to market turbulence. Stocks started out the year with volatility as worsening inflation raised expectations for more restrictive monetary policy. Volatility increased sharply late in the first quarter after Russia’s invasion of Ukraine sent commodity prices soaring while raising concerns about supply disruptions. Equities regained some ground in the fourth quarter as signs of moderating inflation raised hopes for a slower pace of policy tightening in 2023.

Over the entirety of the period, outperformance was largely driven by the strategy’s underweight to the megcap technology and Internet names that vastly underperformed the broader market in 2022. These stocks were hit by the combination of a higher discount rate diminishing the present value of their future cash flows and their increased sensitivity to the economic cycle now that they have achieved scale. Relative detractors were mostly attributable to the strategy’s allocation to materials and energy stocks.

Mid-period, portfolio management transitioned to a new team. This step entailed an entire reconstitution of the allocation. Outperformance after the transition was largely driven by the strategy’s stock selection in the consumer discretionary sector and the strategy’s continued underweight to the underperforming information technology sector. Relative detractors were mostly attributable to the strategy’s allocations to energy, health care, and financial stocks, with the strategy’s overweight in financials adding value but the stock selection in that sector detracting.

OUTLOOK

Because the strategy does not conduct traditional economic or fundamental analysis, portfolio management provides no view on individual stocks, sectors, economic, or market conditions.

Thank you for your investment in the Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio.

Janus Aspen Series	1

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Tesla Inc	0.27%	0.89%	Chevron Corp	0.14%	-0.43%
Amazon.com Inc	0.96%	0.72%	Merck & Co Inc	0.22%	-0.25%
T-Mobile US Inc	1.23%	0.72%	Berkshire Hathaway Inc	0.32%	-0.24%
Meta Platforms Inc - Class A	0.07%	0.70%	Domino's Pizza Inc	0.76%	-0.20%
Alphabet Inc - Class C	0.84%	0.68%	Target Corp	0.81%	-0.19%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Information Technology	3.08%	12.64%	26.84%
	Communication Services	2.62%	4.49%	8.26%
	Consumer Staples	2.52%	17.72%	6.27%
	Consumer Discretionary	2.20%	7.59%	11.29%
	Utilities	1.15%	8.91%	2.82%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Energy	-2.44%	1.78%	4.32%
	Materials	-0.67%	2.29%	2.65%
	Industrials	0.07%	6.29%	8.68%
	Other**	0.38%	1.86%	0.00%
	Real Estate	0.51%	4.62%	3.26%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.6%
Schwab US Large-Cap
Exchange-Traded Funds (ETFs)	3.2%
Apple Inc
Technology Hardware, Storage & Peripherals	1.5%
Abbott Laboratories
Health Care Equipment & Supplies	1.4%
MetLife Inc
Insurance	1.4%
12.1%

Asset Allocation - (% of Net Assets)
Common Stocks	96.1%
Investment Companies	4.2%
Investments Purchased with Cash Collateral from Securities Lending	3.7%
Other	(4.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

Janus Aspen Series	3

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Service Shares	-8.19%	7.10%	10.56%	10.17%	0.82%	0.77%
Russell 1000 Index	-19.13%	9.13%	12.37%	12.05%
S&P 500 Minimum Volatility Index	-10.66%	8.74%	12.19%	11.95%
S&P 500 Index	-18.11%	9.42%	12.56%	12.19%
Morningstar Quartile - Service Shares	3rd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Large Value Funds	917/1,243	590/1,169	388/1,038	462/1,020

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the advisory fee waiver contractually agreed to through at least June 9, 2024. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

4	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

Effective June 10, 2022, the Portfolio changed its investment strategy. The performance does not reflect the new investment strategy and is not indicative of the current portfolio.

New primary benchmark Russell 1000® Index and secondary benchmark S&P 500® Minimum Volatility Index effective June 10, 2022.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Aspen Series	5

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Service Shares	$1,000.00	$1,034.80	$4.26	$1,000.00	$1,021.02	$4.23	0.83%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 96.1%
Aerospace & Defense – 0.5%
Aerojet Rocketdyne Holdings Inc*	300	$16,779
Air Freight & Logistics – 1.5%
CH Robinson Worldwide Inc	286	26,186
GXO Logistics Inc*	136	5,806
United Parcel Service Inc	135	23,468
		55,460
Auto Components – 0.2%
BorgWarner Inc	157	6,319
Automobiles – 0.8%
Ferrari NV	27	5,784
Harley-Davidson Inc	36	1,498
Stellantis NV	1,579	22,422
		29,704
Banks – 5.8%
Bank of Montreal	187	16,942
Bank OZK	811	32,489
Canadian Imperial Bank of Commerce#	300	12,135
Comerica Inc	122	8,156
Fifth Third Bancorp	514	16,864
JPMorgan Chase & Co	265	35,536
PNC Financial Services Group Inc	107	16,900
Royal Bank of Canada	177	16,642
Toronto-Dominion Bank#	176	11,398
Truist Financial Corp	799	34,381
Zions Bancorp NA	155	7,620
		209,063
Beverages – 2.0%
Coca-Cola Co	257	16,348
Keurig Dr Pepper Inc	887	31,630
PepsiCo Inc	133	24,028
		72,006
Biotechnology – 2.2%
Amgen Inc	62	16,284
Beam Therapeutics Inc*	18	704
Exact Sciences Corp*	20	990
Gilead Sciences Inc	254	21,806
Intellia Therapeutics Inc*	216	7,536
Ionis Pharmaceuticals Inc*	167	6,308
Seagen Inc*	142	18,248
Vertex Pharmaceuticals Inc*	28	8,086
		79,962
Building Products – 0.8%
Johnson Controls International PLC	286	18,304
Masco Corp	262	12,228
		30,532
Capital Markets – 6.0%
Bank of New York Mellon Corp	378	17,207
Blue Owl Capital Inc	1,395	14,787
Carlyle Group Inc/The	204	6,087
CME Group Inc	171	28,755
Franklin Resources Inc	593	15,643
FS KKR Capital Corp	934	16,345
Intercontinental Exchange Inc	484	49,654
Jefferies Financial Group Inc	32	1,097
Lazard Ltd	162	5,617
Nasdaq Inc	260	15,951
Owl Rock Capital Corp	1,372	15,847
S&P Global Inc	56	18,757

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Capital Markets– (continued)
T Rowe Price Group Inc	113	$12,324
		218,071
Chemicals – 2.1%
DuPont de Nemours Inc	220	15,099
Ecolab Inc	158	22,998
Linde PLC	76	24,790
PPG Industries Inc	53	6,664
Sherwin-Williams Co	31	7,357
		76,908
Communications Equipment – 0.5%
Ciena Corp*	103	5,251
Cisco Systems Inc	252	12,005
		17,256
Construction Materials – 0.6%
Martin Marietta Materials Inc	65	21,968
Consumer Finance – 0.2%
American Express Co	58	8,569
Containers & Packaging – 0.5%
Ball Corp	118	6,035
Berry Global Group Inc	48	2,901
Crown Holdings Inc	27	2,220
Westrock Co	158	5,555
		16,711
Distributors – 0.3%
LKQ Corp	192	10,255
Diversified Consumer Services – 0.4%
Service Corp International/US	236	16,317
Diversified Financial Services – 0.6%
Berkshire Hathaway Inc*	65	20,078
Diversified Telecommunication Services – 0.2%
AT&T Inc	465	8,561
Electric Utilities – 3.2%
American Electric Power Co Inc	256	24,307
Duke Energy Corp	26	2,678
Edison International	64	4,072
Exelon Corp	784	33,892
PPL Corp	112	3,273
Southern Co	469	33,491
Xcel Energy Inc	226	15,845
		117,558
Electrical Equipment – 1.2%
ChargePoint Holdings Inc*,#	174	1,658
Eaton Corp PLC	112	17,578
Emerson Electric Co	184	17,675
Rockwell Automation Inc	26	6,697
		43,608
Electronic Equipment, Instruments & Components – 0.2%
Keysight Technologies Inc*	39	6,672
Entertainment – 1.0%
AMC Entertainment Holdings Inc#	269	1,095
Playtika Holding Corp*	102	868
Take-Two Interactive Software Inc*	63	6,560
Walt Disney Co*	130	11,294
World Wrestling Entertainment Inc	232	15,897
		35,714
Equity Real Estate Investment Trusts (REITs) – 5.6%
American Tower Corp	79	16,737
Equinix Inc	12	7,860
Host Hotels & Resorts Inc	282	4,526

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Invitation Homes Inc	1,054	$31,241
Kimco Realty Corp	1,447	30,647
Realty Income Corp	253	16,048
STAG Industrial Inc	983	31,761
VICI Properties Inc	748	24,235
Weyerhaeuser Co	1,317	40,827
		203,882
Food & Staples Retailing – 1.6%
Sprouts Farmers Market Inc*	481	15,570
Sysco Corp	213	16,284
US Foods Holding Corp*	183	6,226
Walgreens Boots Alliance Inc	566	21,146
		59,226
Food Products – 2.7%
Hershey Co	68	15,747
Lamb Weston Holdings Inc	191	17,068
McCormick & Co Inc/MD	338	28,017
Mondelez International Inc	494	32,925
Tyson Foods Inc	51	3,175
		96,932
Health Care Equipment & Supplies – 3.6%
Abbott Laboratories	461	50,613
Baxter International Inc	309	15,750
Lantheus Holdings Inc*	266	13,555
Medtronic PLC	457	35,518
Novocure Ltd*	84	6,161
Stryker Corp	35	8,557
		130,154
Health Care Providers & Services – 2.7%
Cardinal Health Inc	206	15,835
CVS Health Corp	168	15,656
Humana Inc	31	15,878
Laboratory Corp of America Holdings	71	16,719
UnitedHealth Group Inc	61	32,341
		96,429
Hotels, Restaurants & Leisure – 1.9%
Booking Holdings Inc*	3	6,046
McDonald's Corp	83	21,873
Starbucks Corp	100	9,920
Wendy's Co	702	15,886
Yum! Brands Inc	106	13,576
		67,301
Household Durables – 1.9%
Garmin Ltd	517	47,714
Leggett & Platt Inc	502	16,179
Tempur Sealy International Inc	188	6,454
		70,347
Household Products – 1.4%
Church & Dwight Co Inc	66	5,320
Procter & Gamble Co	292	44,256
		49,576
Independent Power and Renewable Electricity Producers – 0.4%
Vistra Energy Corp	677	15,706
Industrial Conglomerates – 1.0%
3M Co	133	15,949
Honeywell International Inc	97	20,787
		36,736

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 2.8%
Accenture PLC	56	$14,943
Automatic Data Processing Inc	37	8,838
Cognizant Technology Solutions Corp	577	32,999
Fidelity National Information Services Inc	105	7,124
Mastercard Inc	45	15,648
Paychex Inc	193	22,303
		101,855
Insurance – 5.8%
American International Group Inc	53	3,352
Cincinnati Financial Corp	276	28,260
Hartford Financial Services Group Inc	217	16,455
Lincoln National Corp	201	6,175
Manulife Financial Corp	1,854	33,075
Marsh & McLennan Cos Inc	193	31,938
MetLife Inc	698	50,514
Old Republic International Corp	192	4,637
Progressive Corp/The	145	18,808
Prudential Financial Inc	169	16,809
		210,023
Interactive Media & Services – 1.1%
Alphabet Inc - Class A*	280	24,704
IAC / InterActiveCorp*	10	444
ZoomInfo Technologies Inc - Class A*	541	16,290
		41,438
Internet & Direct Marketing Retail – 0.9%
Amazon.com Inc*	353	29,652
Coupang Inc*	257	3,780
		33,432
Leisure Products – 0.6%
Callaway Golf Co*	282	5,569
Mattel Inc*	971	17,323
		22,892
Life Sciences Tools & Services – 1.2%
Agilent Technologies Inc	9	1,347
Avantor Inc*	747	15,754
Danaher Corp	86	22,826
Thermo Fisher Scientific Inc	9	4,956
		44,883
Machinery – 1.3%
Cummins Inc	71	17,203
Illinois Tool Works Inc	37	8,151
Ingersoll Rand Inc	122	6,374
Wabtec Corp	145	14,472
		46,200
Media – 1.7%
New York Times Co	183	5,940
Omnicom Group Inc	264	21,534
Sirius XM Holdings Inc#	5,419	31,647
Trade Desk Inc*	50	2,241
		61,362
Metals & Mining – 1.1%
Alamos Gold Inc - Class A	1,693	17,116
Commercial Metals Co	126	6,086
Franco-Nevada Corp	114	15,559
		38,761
Multi-Utilities – 2.3%
CenterPoint Energy Inc	671	20,123
Dominion Energy Inc	412	25,264

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities– (continued)
Public Service Enterprise Group Inc	152	$9,313
Sempra Energy	196	30,290
		84,990
Oil, Gas & Consumable Fuels – 3.7%
Antero Midstream Corp	4,601	49,645
Chevron Corp	184	33,026
Crescent Point Energy Corp	928	6,635
Enbridge Inc	368	14,389
Magnolia Oil & Gas Corp	697	16,345
New Fortress Energy Inc	126	5,345
Pembina Pipeline Corp	275	9,336
		134,721
Personal Products – 0.8%
Estee Lauder Cos Inc	96	23,819
Olaplex Holdings Inc*	806	4,199
		28,018
Pharmaceuticals – 2.9%
Elanco Animal Health Inc*	1,295	15,825
Johnson & Johnson	134	23,671
Merck & Co Inc	275	30,511
Zoetis Inc	229	33,560
		103,567
Professional Services – 0.2%
Equifax Inc	33	6,414
Real Estate Management & Development – 0.5%
CBRE Group Inc*	213	16,392
Road & Rail – 0.7%
CSX Corp	502	15,552
JB Hunt Transport Services Inc	20	3,487
Norfolk Southern Corp	28	6,900
Ryder System Inc	11	919
		26,858
Semiconductor & Semiconductor Equipment – 2.5%
Analog Devices Inc	52	8,530
Broadcom Inc	23	12,860
Cirrus Logic Inc*	79	5,884
Lattice Semiconductor Corp*	176	11,419
Marvell Technology Inc	141	5,223
Teradyne Inc	207	18,081
Texas Instruments Inc	131	21,644
Universal Display Corp	54	5,834
		89,475
Software – 6.0%
Asana Inc - Class A*	113	1,556
Autodesk Inc*	37	6,914
Dropbox Inc*	268	5,998
Dynatrace Inc*	161	6,166
Freshworks Inc - Class A*	411	6,046
Gitlab Inc - Class A*	44	1,999
HubSpot Inc*	11	3,180
Intuit Inc	9	3,503
Microsoft Corp	693	166,195
New Relic Inc*	10	565
Salesforce.com Inc*	76	10,077
Samsara Inc - Class A*	567	7,048
		219,247
Specialty Retail – 2.0%
O'Reilly Automotive Inc*	44	37,137

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
TJX Cos Inc	463	$36,855
		73,992
Technology Hardware, Storage & Peripherals – 2.0%
Apple Inc	420	54,571
Dell Technologies Inc	150	6,033
Hewlett Packard Enterprise Co	357	5,698
Logitech International SA (U.S. Shares)#	60	3,735
Pure Storage Inc*	165	4,415
		74,452
Textiles, Apparel & Luxury Goods – 0.4%
Under Armour Inc*	1,759	15,690
Tobacco – 0.4%
Philip Morris International Inc	161	16,295
Trading Companies & Distributors – 0.9%
Fastenal Co	666	31,515
Transportation Infrastructure – 0.7%
Atlas Corp#	1,636	25,096
Total Common Stocks (cost $3,459,424)		3,491,928
Investment Companies– 4.2%
Exchange-Traded Funds (ETFs) – 3.2%
Schwab US Large-Cap#	2,548	115,042
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£	36,751	36,758
Total Investment Companies (cost $148,964)		151,800
Investments Purchased with Cash Collateral from Securities Lending– 3.7%
Investment Companies – 3.0%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	108,455	108,455
Time Deposits – 0.7%
Royal Bank of Canada, 4.3100%, 1/3/23	$27,114	27,114
Total Investments Purchased with Cash Collateral from Securities Lending (cost $135,569)		135,569
Total Investments (total cost $3,743,957) – 104.0%		3,779,297
Liabilities, net of Cash, Receivables and Other Assets – (4.0)%		(145,465)
Net Assets – 100%		$3,633,832

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,562,885	94.3%
Canada	178,323	4.7
United Kingdom	24,790	0.7
Italy	5,784	0.1
South Korea	3,780	0.1
Switzerland	3,735	0.1

Total	$3,779,297	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$2,224	$(76)	$3	$36,758
Investments Purchased with Cash Collateral from Securities Lending - 3.0%
Investment Companies - 3.0%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	6,359∆	-	-	108,455
Total Affiliated Investments - 4.0%	$8,583	$(76)	$3	$145,213

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	296,637	7,816,436	(8,076,242)	36,758
Investments Purchased with Cash Collateral from Securities Lending - 3.0%
Investment Companies - 3.0%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	-	6,790,845	(6,682,390)	108,455

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$132,429	$—	$(132,429)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Index	The Russell 1000® Index reflects the performance of U.S. large-cap equities.
S&P 500® Minimum Volatility Index

The S&P 500® Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500® while maintaining similar characteristics.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,491,928	$-	$-
Investment Companies	115,042	36,758	-
Investments Purchased with Cash Collateral from Securities Lending	-	135,569	-
Total Assets	$3,606,970	$172,327	$-

14	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $3,598,747)(1)	$3,634,084
Affiliated investments, at value (cost $145,210)	145,213
Cash	76
Trustees' deferred compensation	118
Receivables:
Dividends	43,173
Due from adviser	8,402
Dividends from affiliates	150
Foreign tax reclaims	78
Other assets	642
Total Assets	3,831,936
Liabilities:
Collateral for securities loaned (Note 2)	135,569
Payables:	—
Professional fees	37,546
Advisory fees	1,492
Portfolio shares repurchased	1,424
Custodian fees	883
12b-1 Distribution and shareholder servicing fees	829
Transfer agent fees and expenses	262
Trustees' deferred compensation fees	118
Accrued expenses and other payables	19,981
Total Liabilities	198,104
Net Assets	$3,633,832
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,009,127
Total distributable earnings (loss)	2,624,705
Total Net Assets	$3,633,832
Net Assets - Service Shares	$3,633,832
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	317,495
Net Asset Value Per Share	$11.45

(1) Includes $132,429 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$512,331
Affiliated securities lending income, net	6,359
Dividends from affiliates	2,224
Unaffiliated securities lending income, net	1,184
Foreign tax withheld	(2,194)
Total Investment Income	519,904
Expenses:
Advisory fees	113,382
12b-1 Distribution and shareholder servicing fees	56,688
Transfer agent administrative fees and expenses	11,338
Other transfer agent fees and expenses	917
Professional fees	39,572
Non-affiliated portfolio administration fees	37,030
Custodian fees	4,821
Shareholder reports expense	3,426
Affiliated portfolio administration fees	567
Trustees’ fees and expenses	485
Registration fees	231
Other expenses	2,274
Total Expenses	270,731
Less: Excess Expense Reimbursement and Waivers	(81,007)
Net Expenses	189,724
Net Investment Income/(Loss)	330,180
Net Realized Gain/(Loss) on Investments:
Investments	2,572,299
Investments in affiliates	(76)
Total Net Realized Gain/(Loss) on Investments	2,572,223
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(4,651,430)
Investments in affiliates	3
Total Change in Unrealized Net Appreciation/Depreciation	(4,651,427)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,749,024)

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$330,180	$3,926,371
Net realized gain/(loss) on investments	2,572,223	322,510,210
Change in unrealized net appreciation/depreciation	(4,651,427)	(233,625,582)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,749,024)	92,810,999
Dividends and Distributions to Shareholders:
Dividends and Distributions to Shareholders	(6,264,930)	(195,526,910)
Net Decrease from Dividends and Distributions to Shareholders	(6,264,930)	(195,526,910)
Capital Shares Transactions	(18,893,264)	(859,947,363)
Net Increase/(Decrease) in Net Assets	(26,907,218)	(962,663,274)
Net Assets:
Beginning of period	30,541,050	993,204,324
End of period	$3,633,832	$30,541,050

See Notes to Financial Statements.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.69	$18.30	$19.43	$16.05	$17.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.15	0.30	0.34	0.28
Net realized and unrealized gain/(loss)	(1.82)	3.28	0.20	4.07	(1.05)
Total from Investment Operations	(1.60)	3.43	0.50	4.41	(0.77)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.11)	(0.38)	(0.35)	(0.31)	(0.30)
Distributions (from capital gains)	(3.53)	(3.66)	(1.28)	(0.72)	(0.31)
Total Dividends and Distributions	(4.64)	(4.04)	(1.63)	(1.03)	(0.61)
Net Asset Value, End of Period	$11.45	$17.69	$18.30	$19.43	$16.05
Total Return*	(8.00)%	21.20%	3.51%	28.05%	(4.58)%
Net Assets, End of Period (in thousands)	$3,634	$30,541	$993,204	$1,087,328	$1,004,693
Average Net Assets for the Period (in thousands)	$22,824	$499,685	$996,571	$1,073,019	$1,106,198
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	0.81%	0.83%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.81%	0.83%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	1.45%	0.79%	1.67%	1.85%	1.61%
Portfolio Turnover Rate	236%	157%	44%	15%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (formerly named Janus Henderson VIT U.S. Low Volatility Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is

20	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements

unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser") or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements

within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial

22	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements

Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $132,429. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $135,569, resulting in the net amount due to the counterparty of $3,140.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

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Notes to Financial Statements

Intech Investment Management LLC (“Intech”) previously served as subadviser to the Portfolio. Effective March 31, 2022, the Sub-Advisory Agreement between the Adviser and Intech on behalf of the Portfolio was terminated. As subadviser, Intech provided day-to-day management of the investment operations of the Portfolio subject to the general oversight of the Adviser. The Adviser owned approximately 97% of Intech before the termination. Under the Sub-Advisory Agreement, the Adviser paid Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to the Adviser (calculated after any fee waivers and expense reimbursement).

Effective March 31, 2022, the Adviser entered into an Interim Sub-Advisory Agreement with Intech on behalf of the Portfolio under substantially the same terms as the Sub-Advisory Agreement. The Agreement terminated on June 10, 2022, at which time the Adviser became the sole adviser to the Portfolio. Under the Interim Sub-Advisory Agreement, 50% of the investment advisory fee (subadvisory fee) was escrowed and then the lesser of Intech’s costs or the escrowed amount was paid to Intech (net of any fee waivers or expense reimbursements).

The Adviser has contractually agreed to waive 0.05% of its advisory fee through at least June 9, 2024. In addition, the Adviser has contractually agreed to waive the investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets for at least a one-year period commencing April 29, 2022. In addition, the Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Portfolio’s average daily net assets for at least a one-year period commencing on April 29, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service

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Notes to Financial Statements

Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 638,131	$ 2,089,326	$ -	$ -	$ 472	$ (103,224)

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,882,521	$ 33,640	$ (136,864)	$ (103,224)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,686,187	$ 578,743	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 30,803,423	$ 164,723,487	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	334,326	$ 5,264,160	2,387,902	$ 43,378,501
Reinvested dividends and distributions	540,786	6,264,930	12,143,315	195,526,909
Shares repurchased	(2,284,475)	(30,422,354)	(67,080,283)	(1,098,852,773)
Net Increase/(Decrease)	(1,409,363)	$(18,893,264)	(52,549,066)	$ (859,947,363)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 52,677,422	$ 76,912,553	$ -	$ -

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements other than the following:

On December 14, 2022, the Board of Trustees (the “Trustees”) approved a plan to liquidate and terminate the Portfolio with such liquidation effective on or about May 1, 2023 or at such other time as may be authorized by the Trustees. Effective on or about April 16, 2023, the Portfolio will no longer accept investments by new shareholders.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Capital Gain Distributions	$578,743
Dividends Received Deduction Percentage	7%

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio	6/22-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes

NotesPage1

48	DECEMBER 31, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81127 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

Jeremiah Buckley co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2022, the Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned -16.40% and -16.62%, respectively, compared with -15.52% for the Balanced Index, an internally calculated benchmark that combines the total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). The S&P 500 Index returned -18.11% and the Bloomberg U.S. Aggregate Bond Index returned -13.01%.

INVESTMENT ENVIRONMENT

The period began with an improvement in the COVID-19 health situation, but investor mood soured rapidly as the Federal Reserve (Fed) realized it was behind the curve in fighting inflation. High and rising inflation was exacerbated by spiking energy and commodities prices following Russia’s invasion of Ukraine. Coupled with a tight labor market, unabating inflationary pressure finally provoked an overdue policy pivot from the Fed. The Fed sought to regain the credibility it had lost for erroneously viewing inflation as transitory with an aggressive reduction in liquidity, both through rate hikes and a faster-than-expected reduction in the size of its balance sheet. In total, the Fed raised interest rates by 4.25% in 2022. Year-over-year headline inflation peaked in June at 9.1% – a 40-year high – before cooling energy and goods prices initiated a downward trend that saw headline inflation back down to 6.5% by December.

In response to rampant inflation and a hawkish Fed, the yield curve shifted sharply upward, bond prices broadly fell, and interest rates entered a period of high volatility. The yield on the 10-year U.S. Treasury note touched a post-2008 high of 4.24% in October before recovering somewhat to close out December at 3.87%, up from 1.51% a year earlier. Around mid-year, concerns about an economic slowdown created by tighter monetary policy resulted in an inverted yield curve that persisted for the remainder of the year. Corporate investment-grade credit spreads were volatile. After beginning the year at historically tight levels around 0.92%, spreads hit a post-COVID high of 1.64% but came back to 1.29% by year-end. Mortgage-backed securities (MBS) and high-yield credit spreads also ended the year wider.

Excluding the energy sector, which experienced a strong gain based on generally higher commodities prices, equities finished the year with significant losses. More defensive sectors such as utilities and consumer staples fared better than higher-growth segments of the economy as valuation multiples contracted and the economic growth outlook deteriorated.

PERFORMANCE DISCUSSION

We started the 12-month period with a generally positive outlook for equities. However, persistently high inflation and the Fed’s aggressive response to taming it led us to shift to a more neutral asset allocation stance. We steadily reduced equity exposure from near its 65% mandated maximum at the beginning of the year to approximately 52% by the end of the third quarter. Toward year end, moderating interest rates and marginal improvements in the inflation picture again shifted the risk/reward trade-off between equities and fixed income, and we ended December with our equity exposure at roughly 56%, our fixed income exposure at 43%, and a small portion in cash. Despite the late-period increase in our equity exposure, ongoing uncertainty and market volatility led us to reduce the level of valuation risk in the equity allocation throughout the year by focusing on nearer-term cash flows and companies with higher current earnings and dividend yields.

The equity allocation outperformed the S&P 500 Index. Holdings in the consumer discretionary and industrial sectors were among the top contributors. Agricultural equipment manufacturer Deere and Co. aided relative returns, reporting strong volumes with a solid outlook for its 2023 order book. Additionally, farmers, who represent a significant customer base, continued to benefit from

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elevated agricultural commodity prices. Some of our holdings in healthcare also contributed to relative performance, as the more defensive sector held up better than the market during the volatile period. Large-cap pharmaceutical company Eli Lilly had continued success with its product portfolio and pipeline including treatments for diabetes and a new therapy for obesity that demonstrated efficacy in clinical trials.

Our underweight allocation to the strong-performing energy sector was a primary detractor as was our positioning in the information technology sector. Semiconductor equipment manufacturer Lam Research suffered as fears of a broader economic slowdown hurt overall expectations for semiconductor capital equipment expenditures. As a result of these lowered assumptions – particularly in the memory segment of the market – estimates for Lam’s business declined over the period. Adobe also weighed on relative results. Our concerns about the company’s valuation led us to reduce the position throughout the period. The evolving competitive landscape, potential end-market weakness, and Adobe’s roughly $20 billion acquisition of Figma led us to exit the name by year end.

The fixed income allocation outperformed the Bloomberg US Aggregate Bond Index. The Portfolio’s overall interest rate risk positioning contributed to relative performance. Treasury rates rode the proverbial roller coaster during the period, and we actively managed duration amid the volatility. We ended the year marginally short duration versus the benchmark, and we reduced our Treasury curve flattener position as the spread between 2-year and 10-year Treasuries inverted to -0.55%. The Portfolio’s overall interest rate positioning focused on balancing the opposing forces of high inflation and a hawkish Fed with the growing likelihood of a recession.

As the year progressed and the possibility of an economic slowdown increased, we continued to improve the overall credit quality of the Portfolio. While we reduced our out-of-index exposure to corporate high-yield bonds to cycle lows, the sector detracted on an asset allocation basis. Security selection within investment-grade corporates further detracted, particularly within the Portfolio’s financials holdings. Despite relative underperformance, we continue to prefer financials over industrials within investment-grade corporates, given financials have underperformed and are now trading wide of industrials and wide of their historical spread relationship. Security selection within the Portfolio’s mortgage-backed securities (MBS) contributed.

As we reduced our exposure to corporates, we added to our overweight position in securitized sectors, particularly within MBS, as we believe spreads on securitized assets have widened to levels that better reflect the risk of an economic slowdown or recession. In contrast, corporate spreads continue to trade near their long-term averages and, in our opinion, are pricing in either a low probability of recession or an extremely shallow recession.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

As the sun set on 2022, investors were glad to see the back of a challenging year. While negative double-digit returns were recorded in broad stock and bond indices, it is noteworthy that most of the move down in asset prices in 2022 was due to inflation, tighter monetary policy, and higher interest rates. We believe 2023 could mark a shift in this narrative, with an end to the Fed’s hiking cycle and focus changing from how high rates need to go to what the negative effects of tighter monetary policy will be on U.S. economy fundamentals.

While inflation remains elevated, we are encouraged by leading economic indicators that suggest prices are moderating. Raw material costs have fallen, and we have seen some improvement in lingering supply chain issues. Higher rates have begun to impact both the housing and investment portions of household balance sheets. These forces could push down inflation as their effects ripple through the economy. That said, the labor market remains robust. Although labor force participation grinds slowly higher, it remains stubbornly low compared to pre-pandemic levels. The unemployment rate also remains near record lows, driving continued above-average wage inflation. However, we have seen layoffs in some white-collar industries, and slowing economic growth may also begin to ease wage growth. We think we have passed the peak of inflation which could be positive for corporate earnings. China’s reopening and relaxation of its Zero-COVID policy could provide significant global economic tailwinds, particularly for multinational corporations. Foreign exchange headwinds also have eased as the strength of the U.S. dollar has diminished.

Equity multiples now appear to be in a reasonable range, yet we will continue to monitor any adjustments to corporate earnings. In 2023, we are likely facing a market

2	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio (unaudited)

that is less thematic than in previous years, and we believe relative performance will be more dependent on dynamics at the individual company level. In this market, innovation in products and services, effective capital allocation, and management’s ability to contain costs and gain productivity from physical and labor resources, as well as to utilize capacity at efficient levels, will all be integral in determining companies’ growth.

Within fixed income, our portfolio construction favors maintaining a conservative allocation to credit and spread risk. While we are concerned about fundamentals, opportunities exist to invest in higher-quality credit with attractive yields. Our focus is to take risk in the right places and be more exposed in those sectors that we believe are well positioned – and well priced – for an economic slowdown. To that end, with their higher average credit ratings and spreads trading wider than their 10-year averages, we favor short-duration securitized sectors relative to corporates. We stand ready to dynamically adjust the fixed income allocation to capitalize on the opportunities we expect this year. Funds may benefit from a timely shift to a duration overweight if the Treasury curve steepens and rates fall as we anticipate. We are more optimistic for fixed income in the year ahead, as we think bonds are well positioned to provide the income and diversification benefits that investors have come to expect from the asset class. As always, we will dynamically adjust each of the equity and fixed income allocations, as well as the Portfolio’s overall mix between equities and fixed income, as we analyze the risks and opportunities in each market.

Thank you for your investment in the Janus Henderson VIT Balanced Portfolio.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Progressive Corp/The	2.18%	0.66%	Lam Research Corp	2.01%	-0.53%
Eli Lilly & Co	2.25%	0.65%	Chevron Corp	0.07%	-0.40%
Deere & Co	1.99%	0.58%	Adobe Inc	1.52%	-0.37%
UnitedHealth Group Inc	3.83%	0.51%	Align Technology Inc	0.37%	-0.32%
Merck & Co Inc	1.46%	0.40%	NVIDIA Corp	2.07%	-0.31%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	2.18%	15.20%	11.30%
	Industrials	0.67%	9.46%	7.99%
	Financials	0.46%	11.61%	11.18%
	Communication Services	0.38%	8.47%	8.67%
	Real Estate	0.18%	0.44%	2.76%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Energy	-1.96%	0.84%	4.40%
	Information Technology	-0.87%	29.99%	27.17%
	Utilities	-0.48%	0.00%	2.91%
	Materials	-0.20%	0.67%	2.62%
	Consumer Staples	-0.13%	7.53%	6.63%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.4%
Apple Inc
Technology Hardware, Storage & Peripherals	2.7%
UnitedHealth Group Inc
Health Care Providers & Services	2.3%
Mastercard Inc
Information Technology Services	2.1%
Alphabet Inc - Class C
Interactive Media & Services	1.9%
13.4%

Asset Allocation - (% of Net Assets)
Common Stocks	56.2%
United States Treasury Notes/Bonds	15.0%
Mortgage-Backed Securities	12.7%
Asset-Backed/Commercial Mortgage-Backed Securities	7.9%
Corporate Bonds	7.6%
Investment Companies	5.9%
Other	(5.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-16.40%	6.69%	8.43%	9.38%	0.62%
Service Shares	-16.62%	6.42%	8.16%	9.19%	0.86%
S&P 500 Index	-18.11%	9.42%	12.56%	9.59%
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%	4.31%
Balanced Index	-15.52%	5.49%	7.51%	7.48%
Morningstar Quartile - Institutional Shares	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	565/761	34/697	31/612	10/207

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,008.70	$3.19	$1,000.00	$1,022.03	$3.21	0.63%
Service Shares	$1,000.00	$1,007.30	$4.45	$1,000.00	$1,020.77	$4.48	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 7.9%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 5.1170%, 9/15/34 (144A)‡	$3,072,117	$2,997,006
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	2,218,457	2,177,143
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	779,001	775,179
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	3,492,000	3,310,522
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 5.2091%, 10/17/34 (144A)‡	1,836,000	1,787,179
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	423,717	406,392
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	366,045	346,866
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	886,420	801,247
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	1,600,575	1,437,360
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 3.8603%, 7/18/34 (144A)‡	1,719,000	1,672,070
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	2,038,706	1,978,730
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 5.1926%, 7/20/29 (144A)‡	3,151,191	3,126,341
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 5.3126%, 4/20/31 (144A)‡	7,227,000	7,124,160
Babson CLO Ltd 2020-4A A,
ICE LIBOR USD 3 Month + 1.2200%, 3.9299%, 1/20/32 (144A)‡	2,320,732	2,283,811
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	2,528,000	2,353,019
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.9750%, 5.2929%, 8/15/36 (144A)‡	2,087,000	2,049,029
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 6.2336%, 4/15/37 (144A)‡	9,908,000	9,756,517
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	1,121,000	921,700
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	1,841,616
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 5.3701%, 10/15/36 (144A)‡	5,693,868	5,623,586
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 5.5301%, 10/15/36 (144A)‡	1,923,550	1,888,167
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 5.3801%, 10/15/37 (144A)‡	966,664	943,791
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	5,213,000	4,956,813
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	5,146,000	4,901,936
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 4.9703%, 5/15/38 (144A)‡	5,957,000	5,737,511
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 5.2679%, 9/15/36 (144A)‡	4,636,000	4,384,920
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 9/15/36 (144A)‡	4,869,000	4,556,725
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.0848%, 4/15/39 (144A)‡	6,587,000	6,065,537
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,002,777
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	1,562,283	1,542,201
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 5.4226%, 1/20/35 (144A)‡	4,973,000	4,841,414
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 5.9926%, 1/20/35 (144A)‡	2,006,778	1,907,850
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 5.7863%, 5/29/32 (144A)‡	8,174,000	8,015,719
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	4,427,404	3,819,088
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	1,672,173	1,372,554
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	6,783,869	6,575,740
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	16,088,871	15,241,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	$870,551	$835,611
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	2,031,423	1,941,128
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 5.1277%, 2/25/50 (144A)‡	4,494,353	4,070,536
CIFC Funding Ltd 2018-3A A,
ICE LIBOR USD 3 Month + 1.1000%, 5.2937%, 7/18/31 (144A)‡	3,233,000	3,180,923
CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 5.1291%, 7/15/33 (144A)‡	6,344,383	6,244,859
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 5.9246%, 1/23/35 (144A)‡	1,621,184	1,547,983
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	2,375,499	2,236,737
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2179%, 11/15/37 (144A)‡	6,622,407	6,449,055
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 5.6179%, 11/15/37 (144A)‡	2,944,057	2,850,277
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 11/15/37 (144A)‡	2,955,853	2,859,000
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	86,487	84,135
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	312,814	289,680
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	3,512	3,506
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 9.2887%, 11/25/24‡	187,047	192,335
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 8.6887%, 2/25/25‡	1,234,001	1,257,942
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 6.7887%, 4/25/31 (144A)‡	388,066	386,916
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 6.6887%, 8/25/31 (144A)‡	124,503	124,263
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 6.5387%, 9/25/31 (144A)‡	214,317	213,713
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 6.4887%, 10/25/39 (144A)‡	288,090	287,310
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 11/25/41 (144A)‡	9,573,000	8,909,107
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 5.5777%, 12/25/41 (144A)‡	3,124,000	2,900,937
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 6.9277%, 1/25/42 (144A)‡	3,661,000	3,450,167
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	6,812,814	6,774,625
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 3/25/42 (144A)‡	2,929,858	2,922,801
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 5.8277%, 4/25/42 (144A)‡	3,271,858	3,240,525
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 6.9277%, 4/25/42 (144A)‡	2,737,000	2,664,942
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 6.6777%, 5/25/42 (144A)‡	2,224,579	2,244,879
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 6.4777%, 7/25/42 (144A)‡	1,828,718	1,833,927
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 6.4444%, 9/25/42 (144A)‡	6,901,976	6,854,156
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	648,351	644,377
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	330,729	327,536
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	2,747,307	2,702,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 5.2980%, 5/15/36 (144A)‡	$7,883,000	$7,792,452
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 5.7480%, 5/15/36 (144A)‡	1,486,000	1,453,651
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 8.2873%, 4/15/23 (144A)‡	3,402,261	3,303,732
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	4,917,000	4,027,450
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	3,297,600	3,110,559
Dryden Senior Loan Fund 2020-83A A,
ICE LIBOR USD 3 Month + 1.2200%, 5.4137%, 1/18/32 (144A)‡	2,264,477	2,227,591
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 3.8599%, 4/20/34 (144A)‡	2,590,000	2,528,731
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,365,000	2,342,841
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,089,000	2,878,554
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 5.3980%, 7/15/38 (144A)‡	2,523,457	2,450,094
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 5.6980%, 7/15/38 (144A)‡	1,623,408	1,555,216
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 9.3887%, 7/25/25‡	877,515	910,102
Fannie Mae REMICS, 3.0000%, 5/25/48	2,404,318	2,169,113
Fannie Mae REMICS, 3.0000%, 11/25/49	2,967,994	2,634,886
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	9,715,489	8,108,276
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	2,276,000	2,218,321
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 6.3387%, 10/25/49 (144A)‡	94,881	94,819
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 12/25/50 (144A)‡	4,041,189	4,009,255
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 7.4887%, 3/25/50 (144A)‡	1,335,152	1,345,547
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 7.5387%, 9/25/50 (144A)‡	19,949	19,949
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 6.5277%, 11/25/50 (144A)‡	4,476,524	4,422,090
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/33 (144A)‡	3,039,948	3,006,219
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1,
US 30 Day Average SOFR + 0.8500%, 4.7777%, 11/25/41 (144A)‡	4,058,195	3,972,619
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 6.1777%, 8/25/33 (144A)‡	6,600,000	6,079,707
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M1,
US 30 Day Average SOFR + 0.9500%, 4.8777%, 12/25/41 (144A)‡	7,046,076	6,685,161
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1A,
US 30 Day Average SOFR + 1.3000%, 5.2277%, 2/25/42 (144A)‡	1,571,765	1,548,342
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M1A,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 4/25/42 (144A)‡	1,466,417	1,460,931
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 6.8777%, 6/25/42 (144A)‡	4,502,831	4,543,798
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 6.0777%, 9/25/42 (144A)‡	1,200,140	1,195,947
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	3,000,910	2,973,360
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A,
US 30 Day Average SOFR + 2.6500%, 6.5777%, 7/25/42 (144A)‡	2,329,621	2,333,304
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/42 (144A)‡	2,083,379	2,074,831
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	434,188	433,728
FREED ABS Trust 2022-3FP A, 4.5000%, 8/20/29 (144A)	2,271,199	2,262,565
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	12,609,861	10,386,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 5.3520%, 12/15/36 (144A)‡	$5,612,000	$5,446,070
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 5.6520%, 12/15/36 (144A)‡	1,195,000	1,148,782
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 5.9510%, 12/15/36 (144A)‡	1,332,000	1,277,858
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.0246%, 1/23/35 (144A)‡	1,569,525	1,491,855
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	6,696,000	6,156,596
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	4,540,000	4,162,600
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	1,845,409	1,790,937
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	6,646,339	6,536,955
LCM LP 24A AR, ICE LIBOR USD 3 Month + 0.9800%, 5.2226%, 3/20/30 (144A)‡	2,257,599	2,220,942
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	5,206,902	5,002,044
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 5.0180%, 3/15/38 (144A)‡	7,252,354	7,022,498
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 5.4180%, 3/15/38 (144A)‡	4,199,248	3,991,235
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 5.6309%, 5/15/39 (144A)‡	11,353,000	11,071,798
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 6.1295%, 5/15/39 (144A)‡	1,854,000	1,789,810
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 5.2326%, 4/20/32 (144A)‡	11,055,000	10,864,810
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 6.1180%, 11/15/38 (144A)‡	1,406,000	1,333,310
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 11/15/38 (144A)‡	1,427,000	1,350,867
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 7.4680%, 11/15/38 (144A)‡	6,334,000	5,879,276
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 8.3180%, 11/15/38 (144A)‡	3,985,000	3,669,863
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 8/25/51 (144A)‡	3,237,097	2,918,979
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 10/25/51 (144A)‡	4,069,287	3,673,924
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	2,895,821	2,312,711
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	8,554,598	7,015,154
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	3,873,000	3,707,668
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 5.1190%, 4/15/38 (144A)‡	7,718,888	7,487,878
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 5.6690%, 4/15/38 (144A)‡	4,357,691	4,153,342
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61 (144A)	2,779,000	2,282,990
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	438,125	413,879
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,083,815	987,760
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	2,923,130	2,537,845
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	3,624,358	3,222,210
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	1,897,184	1,861,155
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	2,057,876	2,046,391
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 11/25/51 (144A)‡	4,629,718	4,157,987

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	$5,103,995	$4,259,648
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	9,524,455	7,948,852
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	3,515,422	2,810,483
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	9,594,639	8,009,110
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	4,068,624	3,220,090
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	2,665,044	2,541,285
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	2,567,937	2,409,247
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	7,373,091	6,629,797
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	5,403,839	4,894,714
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	7,511,525	7,019,018
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	2,060,048	2,055,802
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 5.9426%, 1/20/35 (144A)‡	1,732,772	1,651,112
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	1,063,685	1,027,256
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	4,324,769	4,187,505
Santander Bank Auto Credit-Linked Notes 2022-B A2, 5.5870%, 8/16/32 (144A)	1,726,046	1,716,501
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	7,470,000	7,162,291
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	665,087	574,043
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	253,902	221,390
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 5.3360%, 1/15/39 (144A)‡	3,586,000	3,461,749
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 3.7899%, 1/20/32 (144A)‡	8,304,000	8,127,009
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	37,718	37,103
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	198,306	194,586
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.0487%, 11/15/38 (144A)‡	710,000	682,762
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	2,492,000	2,346,604
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,278,000	1,180,802
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	2,707,826	2,657,952
THL Credit Wind River CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.1600%, 3.8699%, 7/20/34 (144A)‡	2,394,000	2,321,668
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	2,503,000	2,406,408
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	2,061,000	1,981,465
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	2,795,000	2,670,760
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	632,549	626,946
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 4.4208%, 8/25/51 (144A)‡	3,839,433	3,457,179
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	2,235,917	1,803,742
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	1,619,218	1,567,011
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	1,129,053	1,086,871
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	5,072,561	4,869,471
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	7,567,520	7,366,291
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	4,798,000	4,223,600
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	3,097,000	2,534,955
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2180%, 7/15/39 (144A)‡	2,382,000	2,204,271
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	795,501	749,937
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 5.9891%, 1/18/37 (144A)‡	3,023,031	2,918,019
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 5.4680%, 2/15/40 (144A)‡	2,281,645	2,131,764
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	1,544,439	1,472,432
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	3,399,000	3,320,465
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 4.3208%, 7/25/51 (144A)‡	2,867,515	2,569,624
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $623,717,497)		589,907,527

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– 7.6%
Banking – 3.2%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	$5,988,000	$5,755,725
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	3,293,000	3,047,321
Bank of America Corp, SOFR + 1.5800%, 4.3760%, 4/27/28‡	9,620,000	9,199,827
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	9,613,000	9,925,150
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	3,294,000	3,039,456
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	7,305,000	6,147,114
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	8,374,000	6,820,086
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	7,229,000	6,942,449
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	2,002,000	1,939,941
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	15,654,000	11,836,048
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	3,776,000	3,321,001
BNP Paribas SA, SOFR + 1.5610%, 3.1320%, 1/20/33 (144A)‡	3,226,000	2,547,134
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	11,561,000	10,803,383
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	6,795,000	6,239,825
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	2,436,000	2,373,648
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	2,339,000	2,106,737
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	555,000	523,504
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	6,818,000	5,619,964
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	1,282,727
Goldman Sachs Group Inc, 3.5000%, 4/1/25	12,173,000	11,706,073
JPMorgan Chase & Co, SOFR + 1.7500%, 4.5650%, 6/14/30‡	5,579,000	5,249,082
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	6,345,000	5,227,999
JPMorgan Chase & Co, SOFR + 1.2600%, 2.9630%, 1/25/33‡	10,691,000	8,701,429
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	12,436,000	12,138,201
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	2,000,000	1,829,861
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	2,111,000	1,860,319
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	4,950,000	4,900,661
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.9500%, 5.0170%, 7/20/28‡	8,481,000	8,278,516
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	8,296,000	7,709,185
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	3,866,417
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	3,223,000	2,827,327
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	5,529,000	4,155,377
Morgan Stanley, SOFR + 1.1780%, 2.2390%, 7/21/32‡	9,178,000	7,041,306
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	11,596,000	9,380,912
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	9,770,000	7,084,532
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	8,080,000	6,324,817
Nordea Bank Abp, 5.3750%, 9/22/27 (144A)	9,960,000	10,005,949
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	10,766,000	7,063,020
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,329,000	3,622,222
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.2020%, 4.0000%‡,µ	1,389,000	916,768
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	1,769,000	1,678,389
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	6,449,000	4,907,506
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	5,490,000	4,080,478
		240,027,386
Basic Industry – 0%
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,241,608
Brokerage – 0%
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	2,946,000	2,349,288
Capital Goods – 0%
General Dynamics Corp, 3.5000%, 4/1/27	2,033,000	1,942,315

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications – 0.1%
AT&T Inc, 3.8000%, 12/1/57	$3,657,000	$2,523,086
AT&T Inc, 3.6500%, 9/15/59	604,000	404,276
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	936,000	844,061
Comcast Corp, 3.7500%, 4/1/40	1,775,000	1,463,887
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,561,941
		7,797,251
Consumer Cyclical – 0.1%
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,547,831
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	325,541
		2,873,372
Consumer Non-Cyclical – 1.2%
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	1,899,000	1,816,637
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	4,016,000	3,785,228
CVS Health Corp, 5.0500%, 3/25/48	2,563,000	2,300,408
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	2,909,334
Diageo Capital PLC, 2.0000%, 4/29/30	2,989,000	2,455,116
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	1,909,766
GE Healthcare Holding LLC, 5.6500%, 11/15/27 (144A)	7,343,000	7,428,917
GE Healthcare Holding LLC, 5.8570%, 3/15/30 (144A)	8,769,000	8,973,859
GE Healthcare Holding LLC, 5.9050%, 11/22/32 (144A)	12,523,000	12,976,311
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27	3,423,000	3,186,662
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29	1,746,000	1,570,066
Hasbro Inc, 3.9000%, 11/19/29	15,465,000	13,743,503
Hasbro Inc, 6.3500%, 3/15/40	1,921,000	1,859,788
Hasbro Inc, 5.1000%, 5/15/44	4,972,000	4,232,653
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,159,269
HCA Inc, 5.3750%, 9/1/26	883,000	873,178
HCA Inc, 5.6250%, 9/1/28	2,351,000	2,337,675
HCA Inc, 5.8750%, 2/1/29	1,902,000	1,896,057
Illumina Inc, 5.8000%, 12/12/25	3,833,000	3,859,046
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,277,000	5,021,171
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	2,646,000	2,143,260
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.0000%, 5/15/32 (144A)	4,058,000	3,111,880
Mondelez International Inc, 2.7500%, 4/13/30	331,000	285,307
Royalty Pharma PLC, 3.5500%, 9/2/50	3,923,000	2,507,007
		92,342,098
Electric – 0.2%
Duke Energy Corp, 4.3000%, 3/15/28	4,905,000	4,719,707
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	4,842,000	3,787,267
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	4,783,000	3,858,063
		12,365,037
Energy – 0.3%
Energy Transfer LP, 5.5500%, 2/15/28	4,769,000	4,730,514
Energy Transfer LP, 5.7500%, 2/15/33	4,770,000	4,666,777
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	177,925
EQT Corp, 5.6780%, 10/1/25	5,718,000	5,690,208
EQT Corp, 5.7000%, 4/1/28	2,465,000	2,451,755
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,621,000	3,348,326
Southwestern Energy Co, 4.7500%, 2/1/32	3,664,000	3,131,218
		24,196,723
Finance Companies – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	5,280,000	4,903,869
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	3,808,000	3,190,248

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies– (continued)
Air Lease Corp, 1.8750%, 8/15/26	$4,823,000	$4,188,956
Air Lease Corp, 3.0000%, 2/1/30	2,435,000	2,030,724
Ares Capital Corp, 2.8750%, 6/15/27	5,015,000	4,250,324
OWL Rock Core Income Corp, 4.7000%, 2/8/27	877,000	790,798
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	5,212,000	5,195,136
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	3,100,000	2,456,558
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	3,792,000	2,894,340
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	4,001,000	3,429,507
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	4,259,000	3,180,877
		36,511,337
Insurance – 0.7%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	6,386,000	5,273,247
Athene Global Funding, 2.6460%, 10/4/31 (144A)	9,596,000	7,330,907
Brown & Brown Inc, 4.2000%, 3/17/32	1,924,000	1,668,035
Brown & Brown Inc, 4.9500%, 3/17/52	5,658,000	4,592,734
Centene Corp, 4.2500%, 12/15/27	16,441,000	15,419,409
Centene Corp, 2.4500%, 7/15/28	4,942,000	4,171,295
Centene Corp, 3.0000%, 10/15/30	5,197,000	4,260,237
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	7,720,000	6,514,831
UnitedHealth Group Inc, 5.2500%, 2/15/28	3,234,000	3,305,895
		52,536,590
Real Estate Investment Trusts (REITs) – 0.2%
Agree LP, 2.0000%, 6/15/28	3,231,000	2,645,643
Agree LP, 2.9000%, 10/1/30	2,058,000	1,670,657
Agree LP, 2.6000%, 6/15/33	2,424,000	1,824,479
Invitation Homes Inc, 2.0000%, 8/15/31	5,620,000	4,153,163
Sun Communities Operating LP, 2.7000%, 7/15/31	6,161,000	4,863,002
		15,156,944
Technology – 1.0%
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	2,707,451
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	3,797,000	3,100,971
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,120,112
Global Payments Inc, 2.1500%, 1/15/27	3,318,000	2,894,462
Global Payments Inc, 5.3000%, 8/15/29	6,349,000	6,138,026
Global Payments Inc, 2.9000%, 11/15/31	4,978,000	3,925,493
Global Payments Inc, 5.4000%, 8/15/32	2,880,000	2,742,769
Marvell Technology Inc, 1.6500%, 4/15/26	3,675,000	3,245,805
Marvell Technology Inc, 4.8750%, 6/22/28	4,065,000	3,874,420
Microchip Technology Inc, 2.6700%, 9/1/23	6,452,000	6,331,704
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	367,577
MSCI Inc, 3.6250%, 9/1/30 (144A)	8,577,000	7,129,631
MSCI Inc, 3.8750%, 2/15/31 (144A)	6,019,000	5,004,347
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,102,849
Trimble Inc, 4.7500%, 12/1/24	5,510,000	5,446,769
Trimble Inc, 4.9000%, 6/15/28	3,194,000	3,062,475
TSMC Arizona Corp, 3.8750%, 4/22/27	4,802,000	4,616,232
Workday Inc, 3.5000%, 4/1/27	2,530,000	2,364,460
Workday Inc, 3.8000%, 4/1/32	4,129,000	3,644,821
		71,820,374
Transportation – 0.1%
GXO Logistics Inc, 1.6500%, 7/15/26	4,255,000	3,643,034
GXO Logistics Inc, 2.6500%, 7/15/31	647,000	477,713
		4,120,747
Total Corporate Bonds (cost $644,713,685)		566,281,070

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– 12.7%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	$14,284,295	$12,708,209
2.5000%, TBA, 15 Year Maturity	8,099,200	7,414,777
3.0000%, TBA, 15 Year Maturity	3,467,791	3,247,739
2.5000%, TBA, 30 Year Maturity	1,515,911	1,282,164
3.0000%, TBA, 30 Year Maturity	44,433,067	38,960,957
3.5000%, TBA, 30 Year Maturity	100,069,031	90,837,763
4.0000%, TBA, 30 Year Maturity	19,924,000	18,676,279
4.5000%, TBA, 30 Year Maturity	19,160,585	18,443,098
5.0000%, TBA, 30 Year Maturity	61,025,042	60,114,731
5.5000%, TBA, 30 Year Maturity	44,908,547	45,028,453
		296,714,170
Fannie Mae Pool:
3.0000%, 10/1/34	312,716	294,784
2.5000%, 11/1/34	231,128	212,736
3.0000%, 11/1/34	135,062	127,317
3.0000%, 12/1/34	142,035	133,891
6.0000%, 2/1/37	58,560	61,293
4.5000%, 11/1/42	307,148	304,016
3.0000%, 1/1/43	180,942	163,891
3.0000%, 2/1/43	43,695	39,577
3.0000%, 5/1/43	420,293	380,616
5.0000%, 7/1/44	34,581	34,988
4.5000%, 10/1/44	753,969	752,185
4.5000%, 3/1/45	1,154,113	1,151,382
4.5000%, 6/1/45	597,959	591,428
3.5000%, 12/1/45	423,354	392,092
3.0000%, 1/1/46	69,317	62,250
4.5000%, 2/1/46	1,363,499	1,349,595
3.5000%, 7/1/46	814,695	761,938
3.0000%, 9/1/46	4,178,015	3,783,591
3.0000%, 2/1/47	13,101,047	11,864,245
3.0000%, 3/1/47	1,438,567	1,303,416
3.5000%, 3/1/47	371,611	344,169
3.5000%, 7/1/47	329,441	305,114
3.5000%, 8/1/47	265,223	245,233
3.5000%, 8/1/47	258,535	243,428
4.0000%, 10/1/47	1,396,083	1,331,946
3.5000%, 12/1/47	119,094	112,135
3.5000%, 12/1/47	75,353	70,950
3.5000%, 1/1/48	776,230	724,631
4.0000%, 1/1/48	2,739,986	2,655,485
4.0000%, 1/1/48	2,646,889	2,552,925
3.0000%, 2/1/48	710,499	646,029
3.5000%, 3/1/48	116,779	109,734
4.0000%, 3/1/48	790,643	764,507
4.5000%, 3/1/48	32,091	31,420
5.0000%, 5/1/48	678,850	678,310
4.5000%, 6/1/48	1,494,746	1,463,479
3.5000%, 7/1/48	8,395,507	7,763,873
4.0000%, 7/1/48	1,719,843	1,639,407
4.5000%, 8/1/48	18,164	17,784
4.0000%, 10/1/48	662,436	635,682
4.0000%, 11/1/48	1,998,554	1,905,083
4.0000%, 12/1/48	318,880	303,966
4.0000%, 2/1/49	397,844	379,237
4.0000%, 6/1/49	265,074	252,133
4.5000%, 6/1/49	140,721	137,640
3.0000%, 8/1/49	891,016	791,141
4.5000%, 8/1/49	192,937	188,713

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.0000%, 9/1/49	$183,661	$165,814
4.0000%, 11/1/49	4,277,792	4,077,721
4.0000%, 11/1/49	380,963	364,960
3.5000%, 12/1/49	10,884,060	10,063,695
4.5000%, 1/1/50	3,411,170	3,339,813
4.5000%, 1/1/50	270,228	264,311
4.0000%, 3/1/50	6,236,173	5,984,310
4.0000%, 3/1/50	3,383,002	3,224,780
4.0000%, 3/1/50	1,290,912	1,230,537
4.5000%, 7/1/50	5,486,236	5,280,996
2.5000%, 8/1/50	23,429,452	20,167,126
2.5000%, 8/1/50	711,539	613,591
4.0000%, 9/1/50	6,570,338	6,249,576
4.0000%, 10/1/50	6,862,712	6,574,444
4.5000%, 10/1/50	4,236,013	4,147,402
4.0000%, 3/1/51	17,502,595	16,648,124
4.0000%, 3/1/51	340,424	323,804
4.0000%, 3/1/51	165,916	158,156
4.0000%, 10/1/51	2,475,381	2,354,533
3.0000%, 12/1/51	53,123,148	47,165,039
2.5000%, 1/1/52	4,241,316	3,629,828
2.5000%, 2/1/52	20,939,230	17,899,204
2.5000%, 3/1/52	8,644,936	7,383,758
2.5000%, 3/1/52	8,417,031	7,195,020
2.5000%, 3/1/52	3,102,547	2,653,073
2.5000%, 3/1/52	750,752	640,819
2.5000%, 3/1/52	702,923	600,376
2.5000%, 3/1/52	593,826	507,612
2.5000%, 3/1/52	242,678	207,698
3.0000%, 3/1/52	4,152,167	3,675,407
3.5000%, 3/1/52	6,030,546	5,545,701
3.0000%, 4/1/52	3,513,654	3,118,988
3.0000%, 4/1/52	3,086,168	2,730,864
3.5000%, 4/1/52	3,009,669	2,752,262
3.5000%, 4/1/52	2,310,943	2,130,381
3.5000%, 4/1/52	1,704,603	1,557,621
3.5000%, 4/1/52	1,032,472	944,168
3.5000%, 4/1/52	619,077	565,772
3.5000%, 4/1/52	495,551	452,821
4.0000%, 4/1/52	2,606,938	2,474,434
4.5000%, 4/1/52	507,977	489,386
4.5000%, 4/1/52	390,948	376,640
4.5000%, 4/1/52	224,225	216,019
4.5000%, 4/1/52	203,492	196,044
4.5000%, 4/1/52	177,994	171,479
4.5000%, 4/1/52	114,609	110,317
3.5000%, 5/1/52	2,812,917	2,585,015
3.5000%, 5/1/52	1,783,796	1,630,958
4.5000%, 5/1/52	620,207	597,508
3.5000%, 6/1/52	9,640,179	8,877,970
3.5000%, 6/1/52	5,588,000	5,155,795
4.0000%, 6/1/52	1,969,790	1,848,021
4.0000%, 6/1/52	527,760	495,135
3.5000%, 7/1/52	12,515,257	11,497,387
3.5000%, 7/1/52	1,395,677	1,285,327
3.5000%, 7/1/52	512,983	473,147
4.0000%, 7/1/52	841,976	789,926
4.5000%, 7/1/52	2,504,151	2,413,926
3.5000%, 8/1/52	2,503,258	2,298,889

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 8/1/52	$926,946	$853,369
4.5000%, 8/1/52	9,670,563	9,322,127
5.5000%, 9/1/52	12,334,652	12,417,351
5.0000%, 10/1/52	2,021,707	2,017,651
5.0000%, 10/1/52	903,745	901,932
5.5000%, 10/1/52	315,936	321,698
4.5000%, 11/1/52	6,802,407	6,649,339
5.0000%, 11/1/52	5,021,885	5,011,808
5.5000%, 11/1/52	4,554,080	4,637,142
4.5000%, 12/1/52	3,106,167	3,005,062
3.5000%, 8/1/56	2,936,426	2,732,604
3.0000%, 2/1/57	2,959,931	2,636,450
3.0000%, 6/1/57	53,608	47,747
		347,187,093
Freddie Mac Gold Pool:
3.5000%, 1/1/47	259,513	243,036
Freddie Mac Pool:
3.0000%, 5/1/31	3,189,780	3,022,034
3.0000%, 9/1/32	663,069	627,864
3.0000%, 10/1/32	330,730	313,170
3.0000%, 1/1/33	435,787	412,650
2.5000%, 12/1/33	3,211,464	2,992,105
3.0000%, 10/1/34	754,253	710,976
3.0000%, 10/1/34	338,069	318,672
2.5000%, 11/1/34	959,772	883,384
2.5000%, 11/1/34	234,701	216,022
6.0000%, 4/1/40	903,490	946,987
3.5000%, 7/1/42	146,512	137,076
3.5000%, 8/1/42	163,486	152,957
3.5000%, 8/1/42	149,878	140,225
3.5000%, 2/1/43	392,947	367,454
3.0000%, 3/1/43	1,523,219	1,379,411
3.0000%, 6/1/43	57,905	51,742
3.5000%, 2/1/44	488,765	457,055
4.5000%, 5/1/44	229,856	227,344
3.5000%, 12/1/44	2,926,450	2,736,592
3.0000%, 1/1/45	744,550	672,856
3.0000%, 1/1/46	135,729	123,959
3.5000%, 7/1/46	547,620	511,429
4.0000%, 3/1/47	291,951	281,443
3.0000%, 4/1/47	330,455	296,590
3.5000%, 4/1/47	124,830	116,751
3.5000%, 9/1/47	1,039,656	961,279
3.5000%, 12/1/47	1,737,035	1,623,893
3.5000%, 2/1/48	608,072	566,566
4.0000%, 3/1/48	713,941	690,342
4.5000%, 3/1/48	28,246	27,655
4.0000%, 4/1/48	670,806	645,723
4.0000%, 4/1/48	628,624	599,225
4.0000%, 5/1/48	1,118,228	1,065,932
4.5000%, 7/1/48	151,789	148,614
5.0000%, 9/1/48	30,737	30,713
4.0000%, 11/1/48	180,362	171,927
4.0000%, 12/1/48	2,207,645	2,104,400
4.5000%, 12/1/48	596,559	589,342
4.5000%, 6/1/49	140,548	137,473
4.5000%, 7/1/49	1,246,243	1,218,978
4.5000%, 7/1/49	213,908	209,228
3.0000%, 8/1/49	302,521	268,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.5000%, 8/1/49	$1,092,042	$1,068,150
3.0000%, 12/1/49	387,195	343,792
3.0000%, 12/1/49	304,278	270,170
4.5000%, 1/1/50	742,509	726,264
4.5000%, 1/1/50	210,259	205,659
3.5000%, 3/1/50	148,448	135,250
4.0000%, 3/1/50	2,194,421	2,091,795
4.5000%, 3/1/50	2,494,082	2,398,403
4.0000%, 6/1/50	3,486,269	3,350,945
2.5000%, 8/1/50	348,268	300,435
2.5000%, 8/1/50	124,081	107,001
2.5000%, 9/1/50	656,351	565,797
4.5000%, 9/1/50	6,398,716	6,264,860
4.0000%, 10/1/50	633,533	602,605
2.5000%, 6/1/51	7,179,689	6,166,637
2.5000%, 11/1/51	4,919,615	4,222,749
2.5000%, 1/1/52	1,332,154	1,141,948
2.5000%, 1/1/52	819,125	701,327
2.5000%, 2/1/52	1,933,405	1,652,710
3.0000%, 2/1/52	1,099,131	973,267
3.0000%, 2/1/52	830,418	737,726
2.5000%, 3/1/52	289,629	247,363
3.0000%, 3/1/52	1,153,553	1,024,390
4.5000%, 3/1/52	96,439	92,911
3.5000%, 4/1/52	1,297,511	1,186,545
3.5000%, 4/1/52	1,246,278	1,139,694
3.5000%, 4/1/52	407,734	372,629
3.5000%, 4/1/52	357,209	326,410
3.5000%, 6/1/52	5,534,858	5,088,170
3.5000%, 7/1/52	20,382,429	18,724,810
4.0000%, 7/1/52	1,892,468	1,775,512
4.0000%, 8/1/52	2,156,723	2,024,346
4.5000%, 8/1/52	21,518,257	20,743,257
4.5000%, 8/1/52	9,155,993	8,842,747
4.5000%, 8/1/52	4,676,194	4,507,777
5.0000%, 8/1/52	4,818,510	4,842,367
5.5000%, 9/1/52	3,143,368	3,187,053
4.5000%, 10/1/52	4,355,607	4,257,635
5.0000%, 10/1/52	6,212,606	6,200,140
5.0000%, 10/1/52	4,031,442	4,023,353
5.0000%, 10/1/52	122,029	121,784
5.5000%, 11/1/52	14,050,545	14,306,879
		166,219,910
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	44,831,950	38,723,507
3.5000%, TBA, 30 Year Maturity	18,271,812	16,755,635
4.0000%, TBA, 30 Year Maturity	26,659,299	25,199,756
4.5000%, TBA, 30 Year Maturity	25,992,170	25,187,478
		105,866,376
Ginnie Mae I Pool:
4.0000%, 1/15/45	2,866,077	2,779,112
4.5000%, 8/15/46	2,953,251	2,898,088
4.0000%, 7/15/47	543,365	522,281
4.0000%, 8/15/47	66,453	63,874
4.0000%, 11/15/47	87,035	83,658
4.0000%, 12/15/47	235,687	226,542
		6,573,555
Ginnie Mae II Pool:
4.0000%, 8/20/47	345,504	331,929

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae II Pool– (continued)
4.0000%, 8/20/47	$65,963	$63,371
4.0000%, 8/20/47	51,141	49,132
4.5000%, 2/20/48	286,278	280,955
4.0000%, 5/20/48	142,362	136,364
4.5000%, 5/20/48	512,938	503,430
4.5000%, 5/20/48	112,973	110,879
4.0000%, 6/20/48	1,432,494	1,372,147
5.0000%, 8/20/48	1,001,624	1,003,434
3.0000%, 7/20/51	7,390,983	6,602,670
3.0000%, 8/20/51	16,671,827	14,888,989
		25,343,300
Total Mortgage-Backed Securities (cost $985,990,758)		948,147,440
United States Treasury Notes/Bonds– 15.0%
0.1250%, 2/28/23	59,371,000	58,974,953
0.1250%, 8/31/23	35,321,000	34,254,471
1.5000%, 2/29/24	41,744,000	40,237,302
4.3750%, 10/31/24	68,284,000	68,089,284
1.7500%, 3/15/25	1,575,000	1,488,252
3.0000%, 7/15/25	19,616,900	19,000,807
4.2500%, 10/15/25	11,444,000	11,435,059
4.5000%, 11/15/25	11,043,000	11,109,430
0.3750%, 1/31/26	46,025,100	40,949,754
0.7500%, 4/30/26	45,243,000	40,444,768
0.8750%, 6/30/26	66,485,000	59,452,134
0.6250%, 7/31/26	23,639,000	20,888,196
4.1250%, 9/30/27	54,290,400	54,493,989
4.1250%, 10/31/27	45,591,400	45,758,806
3.8750%, 11/30/27	110,255,600	109,652,640
1.1250%, 8/31/28	30,446,500	25,996,078
3.8750%, 11/30/29	30,438,000	30,233,495
4.1250%, 11/15/32	156,641,200	159,870,921
1.7500%, 8/15/41	52,149,000	35,687,435
2.0000%, 11/15/41	50,257,000	35,884,676
2.3750%, 2/15/42	54,648,000	41,724,602
4.0000%, 11/15/42	90,342,000	88,450,464
3.0000%, 8/15/52	105,011,000	86,519,219
Total United States Treasury Notes/Bonds (cost $1,185,149,016)		1,120,596,735
Common Stocks– 56.2%
Aerospace & Defense – 1.2%
General Dynamics Corp	250,627	62,183,065
L3Harris Technologies Inc	145,021	30,194,822
		92,377,887
Air Freight & Logistics – 1.3%
United Parcel Service Inc	570,167	99,117,831
Banks – 2.3%
Bank of America Corp	2,588,576	85,733,637
JPMorgan Chase & Co	618,982	83,005,486
		168,739,123
Beverages – 1.3%
Constellation Brands Inc	133,913	31,034,338
Monster Beverage Corp*	674,982	68,530,922
		99,565,260
Biotechnology – 1.3%
AbbVie Inc	614,493	99,308,214
Building Products – 0.4%
Trane Technologies PLC	185,849	31,239,358
Capital Markets – 2.6%
Charles Schwab Corp	425,039	35,388,747

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Capital Markets– (continued)
CME Group Inc	275,400	$46,311,264
Goldman Sachs Group Inc	116,561	40,024,716
Morgan Stanley	866,227	73,646,620
		195,371,347
Chemicals – 0.9%
Corteva Inc	663,155	38,980,251
Sherwin-Williams Co	108,041	25,641,371
		64,621,622
Consumer Finance – 1.0%
American Express Co	509,507	75,279,659
Electrical Equipment – 0.3%
Rockwell Automation Inc	91,194	23,488,839
Electronic Equipment, Instruments & Components – 0.7%
Corning Inc	467,885	14,944,247
TE Connectivity Ltd	316,694	36,356,471
		51,300,718
Entertainment – 0.8%
Walt Disney Co*	660,863	57,415,777
Food & Staples Retailing – 1.2%
Costco Wholesale Corp	95,301	43,504,906
Sysco Corp	582,832	44,557,506
		88,062,412
Food Products – 0.5%
Hershey Co	169,261	39,195,770
Health Care Equipment & Supplies – 2.1%
Abbott Laboratories	591,257	64,914,106
Edwards Lifesciences Corp*	239,187	17,845,742
Intuitive Surgical Inc*	86,530	22,960,735
Medtronic PLC	231,315	17,977,802
Stryker Corp	129,882	31,754,850
		155,453,235
Health Care Providers & Services – 2.3%
UnitedHealth Group Inc	319,597	169,443,937
Hotels, Restaurants & Leisure – 3.4%
Booking Holdings Inc*	16,211	32,669,704
Hilton Worldwide Holdings Inc	516,410	65,253,568
McDonald's Corp	346,625	91,346,086
Starbucks Corp	633,929	62,885,757
		252,155,115
Household Products – 0.9%
Procter & Gamble Co	465,066	70,485,403
Industrial Conglomerates – 0.8%
Honeywell International Inc	285,067	61,089,858
Information Technology Services – 3.3%
Accenture PLC	242,029	64,583,018
Cognizant Technology Solutions Corp	484,025	27,681,390
Mastercard Inc	447,154	155,488,860
		247,753,268
Insurance – 1.4%
Progressive Corp/The	817,850	106,083,323
Interactive Media & Services – 1.9%
Alphabet Inc - Class C*	1,599,719	141,943,067
Internet & Direct Marketing Retail – 0.7%
Amazon.com Inc*	665,028	55,862,352
Leisure Products – 0.3%
Hasbro Inc	362,139	22,094,100
Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific Inc	140,536	77,391,770

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Machinery – 1.7%
Deere & Co	233,995	$100,327,696
Parker-Hannifin Corp	87,099	25,345,809
		125,673,505
Media – 1.1%
Comcast Corp	2,262,498	79,119,555
Multiline Retail – 0.9%
Dollar General Corp	279,567	68,843,374
Oil, Gas & Consumable Fuels – 1.2%
Chevron Corp	76,315	13,697,779
ConocoPhillips	656,605	77,479,390
		91,177,169
Personal Products – 0.2%
Estee Lauder Cos Inc	54,905	13,622,480
Pharmaceuticals – 3.0%
Eli Lilly & Co	286,462	104,799,258
Merck & Co Inc	790,846	87,744,364
Zoetis Inc	222,092	32,547,583
		225,091,205
Real Estate Management & Development – 0.2%
CBRE Group Inc*	235,210	18,101,762
Road & Rail – 0.2%
Union Pacific Corp	79,646	16,492,297
Semiconductor & Semiconductor Equipment – 3.4%
Advanced Micro Devices Inc*	404,777	26,217,406
KLA Corp	79,737	30,063,241
Lam Research Corp	185,803	78,093,001
NVIDIA Corp	421,984	61,668,742
Texas Instruments Inc	338,928	55,997,684
		252,040,074
Software – 4.6%
Cadence Design Systems Inc*	96,440	15,492,122
Microsoft Corp	1,364,088	327,135,584
		342,627,706
Specialty Retail – 1.9%
Home Depot Inc	242,617	76,633,006
TJX Cos Inc	778,173	61,942,571
		138,575,577
Technology Hardware, Storage & Peripherals – 2.7%
Apple Inc	1,560,447	202,748,879
Textiles, Apparel & Luxury Goods – 1.2%
NIKE Inc - Class B	737,324	86,274,281
Total Common Stocks (cost $2,633,180,757)		4,205,227,109
Investment Companies– 5.9%
Money Markets – 5.9%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $438,544,727)	438,511,433	438,599,135
Total Investments (total cost $6,511,296,440) – 105.3%		7,868,759,016
Liabilities, net of Cash, Receivables and Other Assets – (5.3)%		(394,646,605)
Net Assets – 100%		$7,474,112,411

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,786,258,018	98.9%
Australia	21,627,124	0.3
Japan	13,179,177	0.2
Canada	11,836,048	0.1
Finland	10,005,949	0.1
Ireland	8,094,117	0.1
United Kingdom	7,274,216	0.1
France	5,868,135	0.1
Taiwan	4,616,232	0.1

Total	$7,868,759,016	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 5.9%
Money Markets - 5.9%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$8,472,572	$(11,211)	$49,142	$438,599,135

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 5.9%
Money Markets - 5.9%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	350,908,893	2,558,238,687	(2,470,586,376)	438,599,135

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	611	3/31/23	$68,613,391	$(644,414)
2 Year US Treasury Note	1,769	4/5/23	362,783,205	207,306
5 Year US Treasury Note	1,191	4/5/23	128,544,258	(340,278)
Ultra Long Term US Treasury Bond	611	3/31/23	82,064,938	(2,099,631)
Total - Futures Long				(2,877,017)
Futures Short:
Ultra 10-Year Treasury Note	468	3/31/23	(55,355,625)	698,344
Total				$(2,178,673)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 905,650

Liability Derivatives:
*Futures contracts	$3,084,323

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$(28,115,635)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (2,178,673)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2022

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2022

Futures contracts:
Average notional amount of contracts - long	$356,377,367
Average notional amount of contracts - short	87,065,380

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2022 is $700,592,985, which represents 9.4% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

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Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$589,907,527	$-
Corporate Bonds	-	566,281,070	-
Mortgage-Backed Securities	-	948,147,440	-
United States Treasury Notes/Bonds	-	1,120,596,735	-
Common Stocks	4,205,227,109	-	-
Investment Companies	-	438,599,135	-
Total Investments in Securities	$4,205,227,109	$3,663,531,907	$-
Other Financial Instruments(a):
Futures Contracts	905,650	-	-
Total Assets	$4,206,132,759	$3,663,531,907	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$3,084,323	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

28	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $6,072,751,713)	$7,430,159,881
Affiliated investments, at value (cost $438,544,727)	438,599,135
Deposits with brokers for futures	8,300,000
Variation margin receivable on futures contracts	29,250
Trustees' deferred compensation	242,505
Receivables:
Interest	16,823,432
Dividends	3,251,122
Portfolio shares sold	3,078,714
Dividends from affiliates	1,522,934
Other assets	79,845
Total Assets	7,902,086,818
Liabilities:
Due to custodian	1,029,734
Variation margin payable on futures contracts	770,179
Payables:	—
TBA investments purchased	409,742,755
Investments purchased	7,399,609
Advisory fees	3,773,229
Portfolio shares repurchased	2,717,637
12b-1 Distribution and shareholder servicing fees	1,624,924
Transfer agent fees and expenses	355,939
Trustees' deferred compensation fees	242,505
Professional fees	74,016
Affiliated portfolio administration fees payable	17,151
Custodian fees	8,123
Trustees' fees and expenses	5,279
Accrued expenses and other payables	213,327
Total Liabilities	427,974,407
Net Assets	$7,474,112,411
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,244,421,569
Total distributable earnings (loss)	1,229,690,842
Total Net Assets	$7,474,112,411
Net Assets - Institutional Shares	$391,353,601
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,781,534
Net Asset Value Per Share	$40.01
Net Assets - Service Shares	$7,082,758,810
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	166,743,552
Net Asset Value Per Share	$42.48

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Interest	$83,495,793
Dividends	59,470,646
Dividends from affiliates	8,472,572
Other income	590,173
Foreign tax withheld	19,690
Total Investment Income	152,048,874
Expenses:
Advisory fees	42,839,760
12b-1 Distribution and shareholder servicing fees:
Service Shares	18,395,937
Transfer agent administrative fees and expenses:
Institutional Shares	213,353
Service Shares	3,681,171
Other transfer agent fees and expenses:
Institutional Shares	9,021
Service Shares	80,221
Affiliated portfolio administration fees	194,727
Trustees’ fees and expenses	188,140
Professional fees	121,073
Custodian fees	54,077
Registration fees	30,127
Shareholder reports expense	25
Other expenses	459,102
Total Expenses	66,266,734
Net Investment Income/(Loss)	85,782,140
Net Realized Gain/(Loss) on Investments:
Investments	(107,131,987)
Investments in affiliates	(11,211)
Futures contracts	(28,115,635)
Total Net Realized Gain/(Loss) on Investments	(135,258,833)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(1,424,952,886)
Investments in affiliates	49,142
Futures contracts	(2,178,673)
Total Change in Unrealized Net Appreciation/Depreciation	(1,427,082,417)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,476,559,110)

See Notes to Financial Statements.

30	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$85,782,140	$50,882,786
Net realized gain/(loss) on investments	(135,258,833)	220,673,093
Change in unrealized net appreciation/depreciation	(1,427,082,417)	930,398,365
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,476,559,110)	1,201,954,244
Dividends and Distributions to Shareholders:
Institutional Shares	(18,537,666)	(8,179,514)
Service Shares	(292,011,776)	(101,407,088)
Net Decrease from Dividends and Distributions to Shareholders	(310,549,442)	(109,586,602)
Capital Share Transactions:
Institutional Shares	(20,058,777)	(20,391,789)
Service Shares	495,766,397	1,032,205,990
Net Increase/(Decrease) from Capital Share Transactions	475,707,620	1,011,814,201
Net Increase/(Decrease) in Net Assets	(1,311,400,932)	2,104,181,843
Net Assets:
Beginning of period	8,785,513,343	6,681,331,500
End of period	$7,474,112,411	$8,785,513,343

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$50.23	$43.58	$39.48	$33.75	$35.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.57	0.42	0.61	0.74	0.66
Net realized and unrealized gain/(loss)	(8.87)	7.03	4.86	6.74	(0.42)
Total from Investment Operations	(8.30)	7.45	5.47	7.48	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.43)	(0.73)	(0.72)	(0.77)
Distributions (from capital gains)	(1.38)	(0.37)	(0.64)	(1.03)	(0.99)
Total Dividends and Distributions	(1.92)	(0.80)	(1.37)	(1.75)	(1.76)
Net Asset Value, End of Period	$40.01	$50.23	$43.58	$39.48	$33.75
Total Return*	(16.50)%	17.22%	14.31%	22.59%	0.68%
Net Assets, End of Period (in thousands)	$391,354	$512,742	$464,280	$446,026	$402,796
Average Net Assets for the Period (in thousands)	$427,360	$484,461	$430,893	$426,775	$429,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	1.32%	0.91%	1.54%	1.99%	1.85%
Portfolio Turnover Rate(2)	89%	56%	80%	79%	97%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$53.15	$46.11	$41.70	$35.59	$37.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.32	0.54	0.68	0.60
Net realized and unrealized gain/(loss)	(9.32)	7.42	5.15	7.11	(0.44)
Total from Investment Operations	(8.84)	7.74	5.69	7.79	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.33)	(0.64)	(0.65)	(0.67)
Distributions (from capital gains)	(1.38)	(0.37)	(0.64)	(1.03)	(0.99)
Total Dividends and Distributions	(1.83)	(0.70)	(1.28)	(1.68)	(1.66)
Net Asset Value, End of Period	$42.48	$53.15	$46.11	$41.70	$35.59
Total Return*	(16.61)%	16.91%	14.05%	22.27%	0.43%
Net Assets, End of Period (in thousands)	$7,082,759	$8,272,771	$6,217,051	$4,845,966	$3,445,696
Average Net Assets for the Period (in thousands)	$7,368,652	$7,144,785	$5,239,258	$4,109,486	$3,235,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.86%	0.87%	0.87%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.87%	0.87%	0.88%
Ratio of Net Investment Income/(Loss)	1.09%	0.65%	1.28%	1.74%	1.62%
Portfolio Turnover Rate(2)	89%	56%	80%	79%	97%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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Notes to Financial Statements

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

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Notes to Financial Statements

restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency

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Notes to Financial Statements

reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. To facilitate TBA commitments, the Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio,

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Notes to Financial Statements

and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based

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Notes to Financial Statements

values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $6,753,896 in purchases and $27,852,535 in sales, resulting in a net realized loss of $287,332. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 21,646,632	$ -	$(130,982,613)	$ -	$ (238,387)	$1,339,265,210

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(130,982,613)	$ -	$ (130,982,613)

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,541,833,806	$1,619,501,336	$(280,236,126)	$ 1,339,265,210

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,643,194	$ 220,906,248	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 68,969,978	$ 40,616,624	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	668,408	$ 28,696,770	790,610	$ 37,146,075
Reinvested dividends and distributions	464,031	18,537,666	174,782	8,179,514
Shares repurchased	(1,558,817)	(67,293,213)	(1,409,934)	(65,717,378)
Net Increase/(Decrease)	(426,378)	$ (20,058,777)	(444,542)	$ (20,391,789)
Service Shares:
Shares sold	12,784,501	$592,847,704	24,312,111	$1,203,520,484
Reinvested dividends and distributions	6,894,741	292,011,776	2,050,503	101,407,088
Shares repurchased	(8,576,547)	(389,093,083)	(5,557,696)	(272,721,582)
Net Increase/(Decrease)	11,102,695	$495,766,397	20,804,918	$1,032,205,990

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Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,818,095,769	$2,943,105,741	$ 3,849,098,309	$ 3,610,251,614

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Section 163(j) Interest Dividend	52%
Capital Gain Distributions	$220,906,248
Dividends Received Deduction Percentage	64%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	DECEMBER 31, 2022

Janus Henderson VIT Balanced Portfolio

Notes

NotesPage1

Janus Aspen Series	65

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81113 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2022, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned -15.94% and -16.15%, respectively. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned -26.72%. Stock selection drove relative performance, especially in the information technology and financials sectors. An underweight allocation to and stock selection in the energy sector hindered relative performance. Lack of exposure to the consumer staples sector also detracted.

INVESTMENT ENVIRONMENT

Mid-cap stocks declined in 2022, along with the broader equity market, as soaring inflation, rising interest rates, and recession fears led to market turbulence. Equities faced volatility early in 2022 as supply constraints, geopolitical uncertainty, and surging commodity prices weighed on investor sentiment. Expectations for more restrictive Federal Reserve (Fed) policy also triggered a sell-off in higher-valuation growth stocks. The Fed raised interest rates by 25 basis points (bps) in March but moved more aggressively with a 50 bps increase in May followed by a series of consecutive 75 bps rate hikes. The Fed opted for a 50 bps increase in December, raising hopes for a slower pace of monetary tightening in 2023. These hopes, along with some signs of moderating inflation, led markets to regain some ground in the fourth quarter. However, stocks still ended the year with broad-based declines due in part to signs of slowing growth and downward revisions to corporate earnings forecasts. The Russell Midcap Growth Index underperformed the broader mid-cap equity market for the 12-month period.

PERFORMANCE DISCUSSION

During this challenging period, we were reassured that the Portfolio performed more defensively, mitigating declines relative to the benchmark index. For several years, we have warned about imbalances in the mid-cap growth market as a focus on revenue growth often eclipsed concerns over profitability or valuation. We believed this dynamic was unsustainable, and we remained highly skeptical of stocks where we saw a disconnect between valuation and earnings growth. As interest rates started to rise in 2022, investors paid more attention to profitability, valuation, and balance sheet strength. This led to a sell-off in many speculative growth stocks, especially for companies with high debt levels or ongoing funding requirements that may be harder to meet in a tighter capital markets environment. Because of our disciplined investment approach, we have largely avoided such names which were among the largest detractors from index performance.

A renewed focus on fundamentals also benefited several of our long-term holdings. LPL Financial, a top contributor, provides a full-service, technology-enabled investment platform that helps financial advisors serve their clients and improve their practices. The company’s revenue growth continued to expand as it signed new advisors to its network. It benefited from higher interest rates due to the float income it earns on client accounts. We also benefited from our investment in W. R. Berkley, a property and casualty insurer with a strong competitive position and a healthy balance sheet. Berkley complements its property and casualty business with specialized insurance products that are less vulnerable to competitive price pressures.

Conversely, CarMax was a prominent detractor. This multichannel used car retailer saw its business slow as weaker discretionary consumer spending affected vehicle sales. Additionally, rising interest rates pressured returns from its automotive finance business. We held onto the stock as we continue to see long-term potential for the company’s multichannel strategy.

Catalent was another detractor. Catalent has become a leading provider of contract drug development and production services by producing therapies more cost-effectively than biopharmaceutical companies. Catalent

Janus Aspen Series	1

Janus Henderson VIT Enterprise Portfolio (unaudited)

was tapped to produce several COVID-19 vaccines, a business that provided a revenue tailwind in recent years. Catalent had expected this tailwind to slow in 2022, but the drop-off in vaccine demand was steeper than expected due to a lower uptake of booster shots. As a result, Catalent issued weaker-than-expected guidance, leading to a sell-off in the stock. Given the continued strong growth trends for Catalent’s other businesses, we believe this decline was out of line with long-term fundamentals. We remain invested in Catalent due to its diversified market opportunities, strong competitive positioning, and innovations in areas such as gene therapy.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Janus Henderson VIT Enterprise Portfolio.

OUTLOOK

While we welcome signs of moderating price pressures, we expect that the Fed may need to raise rates further in 2023 to curb inflation. We are alert to risks that wage pressures or unforeseen supply-side shocks could complicate the inflation outlook and the Fed’s task in trying to achieve a soft landing. We recognize that it will take time for Fed rate hikes to work their way through the economy which could set the stage for slower-than-expected economic and earnings growth in 2023.

In this environment, we remain highly selective in our investments and continue to look for companies with robust balance sheets, experienced management teams, and healthy free cash flows that can help fund operations without relying on jittery capital markets. We continue to keep a close eye on valuations, as we favor companies whose stock prices are supported by demonstrated earnings growth. While we recognize the challenges of the near-term environment, we remain excited about growth opportunities that we have identified across a broad range of industries including companies that may capitalize on long-term trends such as deglobalization and investments in energy transition. We believe this environment will work with our strengths as bottom-up, diversified investment managers focused on providing our investors with positive long-term performance.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

2	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
LPL Financial Holdings Inc	3.71%	1.93%	CarMax Inc	1.69%	-0.56%
WR Berkley Corp	2.43%	1.14%	Catalent Inc	1.15%	-0.44%
Amdocs Ltd	2.35%	0.91%	Wayfair Inc - Class A	0.37%	-0.36%
Intact Financial Corp	2.72%	0.83%	SS&C Technologies Holdings Inc	2.85%	-0.30%
Boston Scientific Corp	2.70%	0.83%	Atlassian Corp - Class A	0.52%	-0.28%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	4.81%	36.52%	31.42%
	Financials	4.40%	12.76%	5.53%
	Communication Services	1.81%	2.15%	3.92%
	Other**	1.03%	3.91%	0.00%
	Industrials	0.35%	14.00%	15.46%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Energy	-1.03%	1.94%	3.73%
	Consumer Staples	-0.43%	0.00%	2.56%
	Consumer Discretionary	-0.09%	7.76%	15.06%
	Real Estate	-0.08%	1.47%	2.22%
	Materials	-0.02%	1.28%	3.03%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	3.7%
Boston Scientific Corp
Health Care Equipment & Supplies	3.2%
Constellation Software Inc/Canada
Software	3.1%
Intact Financial Corp
Insurance	2.9%
Amdocs Ltd
Information Technology Services	2.8%
15.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	2.9%
Investments Purchased with Cash Collateral from Securities Lending	0.5%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-15.94%	9.62%	13.39%	10.82%	0.71%
Service Shares	-16.15%	9.35%	13.10%	10.54%	0.96%
Russell Midcap Growth Index	-26.72%	7.64%	11.41%	9.46%
Morningstar Quartile - Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	30/588	67/532	32/495	15/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,051.10	$3.72	$1,000.00	$1,021.58	$3.67	0.72%
Service Shares	$1,000.00	$1,049.70	$5.06	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Aerospace & Defense – 1.6%
L3Harris Technologies Inc	106,712	$22,218,506
Airlines – 0.9%
Ryanair Holdings PLC (ADR)*	158,074	11,817,612
Auto Components – 0.5%
Visteon Corp*	51,145	6,691,300
Biotechnology – 3.4%
Abcam PLC (ADR)*	238,690	3,714,016
Argenx SE (ADR)*	17,132	6,490,116
Ascendis Pharma A/S (ADR)*	82,284	10,049,345
BioMarin Pharmaceutical Inc*	143,847	14,886,726
Sarepta Therapeutics Inc*	87,713	11,365,851
		46,506,054
Capital Markets – 4.5%
Cboe Global Markets Inc	67,198	8,431,333
Charles Schwab Corp	195,032	16,238,364
LPL Financial Holdings Inc	139,526	30,161,336
MSCI Inc	14,548	6,767,293
		61,598,326
Chemicals – 0.8%
Corteva Inc	179,214	10,534,199
Commercial Services & Supplies – 2.6%
Cimpress PLC*	155,603	4,296,199
Rentokil Initial PLC	365,306	2,244,798
Rentokil Initial PLC (ADR)	524,406	16,156,949
Ritchie Bros Auctioneers Inc	235,489	13,618,329
		36,316,275
Containers & Packaging – 0.9%
Sealed Air Corp	240,209	11,981,625
Diversified Consumer Services – 0.4%
Frontdoor Inc*	285,018	5,928,374
Electric Utilities – 0.8%
Alliant Energy Corp	190,693	10,528,161
Electrical Equipment – 2.2%
Regal Beloit Corp	48,235	5,787,235
Sensata Technologies Holding PLC	601,877	24,303,793
		30,091,028
Electronic Equipment, Instruments & Components – 8.1%
Flex Ltd*	1,460,094	31,333,617
National Instruments Corp	482,591	17,807,608
TE Connectivity Ltd	285,676	32,795,605
Teledyne Technologies Inc*	74,997	29,992,050
		111,928,880
Entertainment – 1.8%
Liberty Media Corp-Liberty Formula One*	417,361	24,949,841
Equity Real Estate Investment Trusts (REITs) – 1.4%
Lamar Advertising Co	198,666	18,754,070
Health Care Equipment & Supplies – 9.4%
Boston Scientific Corp*	936,997	43,354,851
Cooper Cos Inc	40,784	13,486,045
Dentsply Sirona Inc	349,880	11,140,179
ICU Medical Inc*	103,590	16,313,353
STERIS PLC	82,196	15,180,779
Teleflex Inc	119,610	29,858,244
		129,333,451
Hotels, Restaurants & Leisure – 2.6%
Aramark	534,804	22,108,797
Entain PLC	893,780	14,327,533
		36,436,330

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 13.9%
Amdocs Ltd	429,079	$39,003,281
Broadridge Financial Solutions Inc	138,375	18,560,239
Fidelity National Information Services Inc	218,950	14,855,758
Global Payments Inc	163,451	16,233,953
GoDaddy Inc*	463,704	34,694,333
SS&C Technologies Holdings Inc	693,734	36,115,792
WEX Inc*	194,486	31,827,634
		191,290,990
Insurance – 5.8%
Intact Financial Corp	274,797	39,563,217
Ryan Specialty Group Holdings Inc - Class A*	247,874	10,289,250
WR Berkley Corp	408,369	29,635,338
		79,487,805
Interactive Media & Services – 0.6%
Ziff Davis Inc*	102,014	8,069,307
Internet & Direct Marketing Retail – 0%
Wayfair Inc - Class A*	19,156	630,041
Life Sciences Tools & Services – 3.6%
Avantor Inc*	687,898	14,507,769
Illumina Inc*	52,252	10,565,354
PerkinElmer Inc	108,023	15,146,985
Waters Corp*	25,902	8,873,507
		49,093,615
Machinery – 3.6%
Ingersoll Rand Inc	533,921	27,897,372
Wabtec Corp	214,215	21,380,799
		49,278,171
Multiline Retail – 0.4%
Dollar Tree Inc*	42,038	5,945,855
Oil, Gas & Consumable Fuels – 2.1%
Magellan Midstream Partners LP	588,719	29,559,581
Pharmaceuticals – 1.3%
Catalent Inc*	248,189	11,170,987
Elanco Animal Health Inc*	527,862	6,450,474
		17,621,461
Professional Services – 0.1%
Upwork Inc*	148,196	1,547,166
Road & Rail – 3.1%
JB Hunt Transport Services Inc	186,820	32,573,935
TFI International Inc#	93,436	9,366,025
		41,939,960
Semiconductor & Semiconductor Equipment – 8.7%
KLA Corp	36,650	13,818,150
Lam Research Corp	20,611	8,662,803
Microchip Technology Inc	312,590	21,959,448
NXP Semiconductors NV	150,276	23,748,116
ON Semiconductor Corp*	817,927	51,014,107
		119,202,624
Software – 7.0%
Atlassian Corp - Class A*	39,678	5,105,765
Ceridian HCM Holding Inc*	272,216	17,462,656
Constellation Software Inc/Canada	27,541	43,005,298
Dynatrace Inc*	220,454	8,443,388
Nice Ltd (ADR)*	93,562	17,991,973
Topicus.com Inc*	69,312	3,639,674
		95,648,754
Specialty Retail – 2.2%
Burlington Stores Inc*	62,469	12,666,215

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
CarMax Inc*	288,965	$17,595,079
		30,261,294
Textiles, Apparel & Luxury Goods – 0.9%
Gildan Activewear Inc	456,245	12,501,113
Trading Companies & Distributors – 1.6%
Ferguson PLC	172,561	21,910,070
Total Common Stocks (cost $926,796,185)		1,329,601,839
Investment Companies– 2.9%
Money Markets – 2.9%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $40,150,327)	40,147,098	40,155,127
Investments Purchased with Cash Collateral from Securities Lending– 0.5%
Investment Companies – 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	5,597,967	5,597,967
Time Deposits – 0.1%
Royal Bank of Canada, 4.3100%, 1/3/23	$1,399,492	1,399,492
Total Investments Purchased with Cash Collateral from Securities Lending (cost $6,997,459)		6,997,459
Total Investments (total cost $973,943,971) – 100.2%		1,376,754,425
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(3,227,911)
Net Assets – 100%		$1,373,526,514

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,172,268,427	85.2%
Canada	121,693,656	8.8
United Kingdom	36,443,296	2.6
Israel	17,991,973	1.3
Ireland	11,817,612	0.9
Denmark	10,049,345	0.7
Belgium	6,490,116	0.5

Total	$1,376,754,425	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$932,010	$2,186	$4,800	$40,155,127
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	10,913∆	-	-	5,597,967
Total Affiliated Investments - 3.3%	$942,923	$2,186	$4,800	$45,753,094

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	62,157,557	210,481,235	(232,490,651)	40,155,127
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	358,400	167,487,914	(162,248,347)	5,597,967

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	3/16/23	(11,946,000)	$8,778,318	$(51,434)
Euro	3/16/23	(3,367,000)	3,606,823	(15,495)

				(66,929)
Citibank, National Association:
Canadian Dollar	3/16/23	110,000	(80,699)	607
Canadian Dollar	3/16/23	(6,529,000)	4,794,649	(31,189)
Euro	3/16/23	(5,422,000)	5,804,801	(28,347)

				(58,929)
HSBC Securities (USA), Inc.:
Canadian Dollar	3/16/23	(9,702,000)	7,130,416	(40,709)
Euro	3/16/23	606,000	(649,248)	2,705
Euro	3/16/23	(1,255,400)	1,343,761	(6,834)

				(44,838)
JPMorgan Chase Bank, National Association:
Canadian Dollar	3/16/23	(14,693,000)	10,786,228	(73,938)
Euro	3/16/23	432,000	(461,366)	3,393
Euro	3/16/23	(4,172,400)	4,469,683	(19,107)

				(89,652)
State Street Bank and Trust Company:
Canadian Dollar	3/16/23	(8,421,000)	6,178,646	(45,642)
Euro	3/16/23	(5,904,000)	6,324,070	(27,628)

				(73,270)
Total				$(333,618)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 6,705

Liability Derivatives:
Forward foreign currency exchange contracts	$ 340,323

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 5,423,936

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,655,664)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2022

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$10,123,613
Average amounts sold - in USD	64,057,869

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$607	$(607)	$—	$—
HSBC Securities (USA), Inc.	2,705	(2,705)	—	—
JPMorgan Chase Bank, National Association	6,796,858	(3,393)	(6,793,465)	—

Total	$6,800,170	$(6,705)	$(6,793,465)	$—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2022

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$66,929	$—	$—	$66,929
Citibank, National Association	59,536	(607)	—	58,929
HSBC Securities (USA), Inc.	47,543	(2,705)	—	44,838
JPMorgan Chase Bank, National Association	93,045	(3,393)	—	89,652
State Street Bank and Trust Company	73,270	—	—	73,270

Total	$340,323	$(6,705)	$—	$333,618
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$34,071,477	$2,244,798	$-
Hotels, Restaurants & Leisure	22,108,797	14,327,533	-
All Other	1,256,849,234	-	-
Investment Companies	-	40,155,127	-
Investments Purchased with Cash Collateral from Securities Lending	-	6,997,459	-
Total Investments in Securities	$1,313,029,508	$63,724,917	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	6,705	-
Total Assets	$1,313,029,508	$63,731,622	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$340,323	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

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Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $928,195,677)(1)	$1,331,001,331
Affiliated investments, at value (cost $45,748,294)	45,753,094
Forward foreign currency exchange contracts	6,705
Trustees' deferred compensation	44,570
Receivables:
Investments sold	4,820,164
Dividends	650,869
Portfolio shares sold	341,784
Dividends from affiliates	199,122
Other assets	18,941
Total Assets	1,382,836,580
Liabilities:
Due to custodian	20,099
Collateral for securities loaned (Note 3)	6,997,459
Forward foreign currency exchange contracts	340,323
Payables:	—
Advisory fees	815,537
Portfolio shares repurchased	383,442
Investments purchased	308,672
12b-1 Distribution and shareholder servicing fees	185,689
Transfer agent fees and expenses	66,685
Trustees' deferred compensation fees	44,570
Professional fees	43,656
Affiliated portfolio administration fees payable	3,186
Trustees' fees and expenses	768
Custodian fees	659
Accrued expenses and other payables	99,321
Total Liabilities	9,310,066
Net Assets	$1,373,526,514
Net Assets Consist of:
Capital (par value and paid-in surplus)	$857,514,264
Total distributable earnings (loss)	516,012,250
Total Net Assets	$1,373,526,514
Net Assets - Institutional Shares	$565,810,387
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,132,287
Net Asset Value Per Share	$69.58
Net Assets - Service Shares	$807,716,127
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,866,333
Net Asset Value Per Share	$62.78

(1) Includes $6,793,465 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$14,070,004
Dividends from affiliates	932,010
Affiliated securities lending income, net	10,913
Unaffiliated securities lending income, net	4,248
Other income	86
Foreign tax withheld	(249,350)
Total Investment Income	14,767,911
Expenses:
Advisory fees	9,456,266
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,137,127
Transfer agent administrative fees and expenses:
Institutional Shares	310,945
Service Shares	427,826
Other transfer agent fees and expenses:
Institutional Shares	13,456
Service Shares	10,021
Shareholder reports expense	65,703
Professional fees	47,876
Affiliated portfolio administration fees	36,939
Trustees’ fees and expenses	34,277
Registration fees	28,866
Custodian fees	28,520
Other expenses	124,841
Total Expenses	12,722,663
Net Investment Income/(Loss)	2,045,248
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	101,527,031
Investments in affiliates	2,186
Forward foreign currency exchange contracts	5,423,936
Total Net Realized Gain/(Loss) on Investments	106,953,153
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(388,126,256)
Investments in affiliates	4,800
Forward foreign currency exchange contracts	(1,655,664)
Total Change in Unrealized Net Appreciation/Depreciation	(389,777,120)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(280,778,719)

See Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$2,045,248	$1,333,781
Net realized gain/(loss) on investments	106,953,153	258,119,337
Change in unrealized net appreciation/depreciation	(389,777,120)	10,508,808
Net Increase/(Decrease) in Net Assets Resulting from Operations	(280,778,719)	269,961,926
Dividends and Distributions to Shareholders:
Institutional Shares	(101,837,326)	(68,341,267)
Service Shares	(150,632,250)	(91,137,615)
Net Decrease from Dividends and Distributions to Shareholders	(252,469,576)	(159,478,882)
Capital Share Transactions:
Institutional Shares	47,548,097	(83,126,445)
Service Shares	82,852,392	58,655,138
Net Increase/(Decrease) from Capital Share Transactions	130,400,489	(24,471,307)
Net Increase/(Decrease) in Net Assets	(402,847,806)	86,011,737
Net Assets:
Beginning of period	1,776,374,320	1,690,362,583
End of period	$1,373,526,514	$1,776,374,320

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$100.51	$94.21	$85.46	$67.02	$70.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.22	0.20	0.29	0.21
Net realized and unrealized gain/(loss)	(16.86)	14.99	14.53	23.06	(0.16)
Total from Investment Operations	(16.66)	15.21	14.73	23.35	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.33)	(0.06)	(0.16)	(0.18)
Distributions (from capital gains)	(14.10)	(8.58)	(5.92)	(4.75)	(3.50)
Total Dividends and Distributions	(14.27)	(8.91)	(5.98)	(4.91)	(3.68)
Net Asset Value, End of Period	$69.58	$100.51	$94.21	$85.46	$67.02
Total Return*	(15.94)%	16.83%	19.47%	35.48%	(0.41)%
Net Assets, End of Period (in thousands)	$565,810	$736,679	$768,141	$791,044	$577,477
Average Net Assets for the Period (in thousands)	$622,822	$763,345	$699,442	$707,052	$641,390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	0.28%	0.22%	0.25%	0.37%	0.29%
Portfolio Turnover Rate	15%	17%	16%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$92.49	$87.46	$79.93	$63.00	$66.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.03)	—(2)	0.09	0.03
Net realized and unrealized gain/(loss)	(15.57)	13.87	13.45	21.63	(0.12)
Total from Investment Operations	(15.55)	13.84	13.45	21.72	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.23)	—	(0.04)	(0.08)
Distributions (from capital gains)	(14.10)	(8.58)	(5.92)	(4.75)	(3.50)
Total Dividends and Distributions	(14.16)	(8.81)	(5.92)	(4.79)	(3.58)
Net Asset Value, End of Period	$62.78	$92.49	$87.46	$79.93	$63.00
Total Return*	(16.15)%	16.54%	19.18%	35.14%	(0.65)%
Net Assets, End of Period (in thousands)	$807,716	$1,039,696	$922,221	$821,408	$588,973
Average Net Assets for the Period (in thousands)	$856,909	$987,585	$773,949	$734,274	$612,433
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of Net Investment Income/(Loss)	0.03%	(0.03)%	0.00%(3)	0.12%	0.04%
Portfolio Turnover Rate	15%	17%	16%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result,

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Notes to Financial Statements

levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement

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Notes to Financial Statements

investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,793,465. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $6,997,459, resulting in the net amount due to the counterparty of $203,994.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022” table located in the Portfolio’s Schedule of Investments.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated

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Notes to Financial Statements

daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

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Notes to Financial Statements

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $5,530,253 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 105,693,461	$ -	$ -	$ (42,250)	$410,361,039

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 966,393,386	$469,559,348	$(59,198,309)	$ 410,361,039

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,595,823	$ 247,873,753	$ -	$ 354,193

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,848,858	$ 154,630,024	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	859,419	$ 67,479,327	602,536	$ 58,816,227
Reinvested dividends and distributions	1,528,171	101,837,326	729,518	68,341,267
Shares repurchased	(1,585,011)	(121,768,556)	(2,155,678)	(210,283,939)
Net Increase/(Decrease)	802,579	$ 47,548,097	(823,624)	$ (83,126,445)
Service Shares:
Shares sold	1,300,146	$ 92,790,148	1,570,572	$142,157,316
Reinvested dividends and distributions	2,501,781	150,632,250	1,055,689	91,137,615
Shares repurchased	(2,176,698)	(160,570,006)	(1,929,413)	(174,639,793)
Net Increase/(Decrease)	1,625,229	$ 82,852,392	696,848	$ 58,655,138

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$220,628,476	$ 311,499,966	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Enterprise Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Enterprise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Capital Gain Distributions	$247,873,753
Dividends Received Deduction Percentage	50%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

44	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

46	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Lead Portfolio Manager Janus Henderson Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

50	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage1

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Notes

NotesPage2

52	DECEMBER 31, 2022

Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81116 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2022, the Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned -13.66% and -13.90%, respectively, compared with -13.01% for the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The period began amid high and rising inflation that was exacerbated by spiking energy and commodities prices following Russia’s invasion of Ukraine. Coupled with a tight labor market, unabating inflationary pressure finally provoked an overdue pivot from the Federal Reserve (Fed). The Fed sought to regain the credibility it had lost for erroneously viewing inflation as transitory by instituting an aggressive reduction in liquidity, both through rate hikes and a faster-than-expected decrease in the size of its balance sheet. In total, the Fed raised interest rates by 4.25% in 2022. Year-over-year headline inflation peaked in June at 9.1% – a 40-year high – before cooling prices in energy and goods initiated a downward trend that saw headline inflation drop to 6.5% by December.

In response to rampant inflation and a hawkish Fed, the yield curve rose, bond prices fell, and interest rates entered a period of high volatility. The yield on the 10-year U.S. Treasury touched a post-2008 high of 4.24% in October before recovering somewhat to close out December at 3.87%, up from 1.51% a year earlier. Around mid-year, concerns about an economic slowdown created by tighter monetary policy resulted in an inverted yield curve that persisted for the remainder of the year.

Corporate investment-grade credit spreads (the difference in yield over Treasuries) were volatile during the period. After beginning the year at historically tight levels of around 0.92%, spreads hit a post-COVID high of 1.64% but came back to 1.29% by year-end. Mortgage-backed securities (MBS) also experienced volatile spread levels but ultimately closed out the year 20 basis points wider at 0.51%. High-yield credit spreads also ended wider at 4.68%.

PERFORMANCE DISCUSSION

The Portfolio underperformed the Bloomberg U.S. Aggregate Bond Index. While we reduced the Portfolio’s spread-risk exposure to cycle lows, we generally maintained more spread risk versus the benchmark, and this detracted as spreads widened over the period.

As the year progressed and the possibility of an economic slowdown increased, we continued to improve the overall credit quality of the Portfolio. While we reduced our out-of-index exposure to corporate high-yield bonds to cycle lows, the sector detracted on an asset allocation basis. Security selection within investment-grade corporates further detracted, particularly within the Portfolio’s financial holdings. Despite relative underperformance, we continued to prefer financials over industrials within investment-grade corporates, given that financials underperformed and traded wide of industrials and wide of their historical spread relationship. Security selection within the Portfolio’s mortgage-backed securities (MBS) contributed.

As we reduced our exposure to corporates, we added to our overweight allocation to securitized sectors, particularly within MBS, as we believed spreads on securitized assets had widened to levels that better reflected the risk of an economic slowdown or recession. In contrast, corporate spreads continued to trade near their long-term averages and, in our opinion, were pricing in either a low probability of recession or an extremely shallow recession.

The Portfolio’s overall interest rate risk positioning contributed, helping to offset relative underperformance. Treasury rates rode the proverbial roller coaster during the period, and we actively managed duration amid the volatility. We ended the year marginally short duration versus the benchmark, and we reduced our Treasury curve flattener position, as the spread between 2-year and

Janus Aspen Series	1

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

10-year Treasuries inverted to -0.55%. The Portfolio’s overall interest rate positioning continued to balance the opposing forces of high inflation and a hawkish Fed with the growing likelihood of a recession.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

As the sun set on 2022, investors were glad to see the back of a challenging year. While negative double-digit returns were recorded in broad stock and bond indices, it’s important to note that most of the move down in asset prices in 2022 was due to inflation, tighter monetary policy, and higher interest rates. Importantly, we believe that 2023 likely will mark a shift in this narrative with an end to the Fed’s hiking cycle and the focus changing from how high rates need to go to what the negative effects of tighter monetary policy will be on the fundamentals of the U.S. economy. While a soft landing remains possible, we expect it to be difficult to pull off as further demand destruction from a weaker labor market will likely be required to bring inflation all the way down to the Fed’s 2% target.

Our Portfolio construction favors maintaining a conservative allocation to credit and spread risk. While we are concerned about fundamentals in 2023, opportunities exist to invest in higher-quality credit with attractive yields. Our focus is to take risk in the right places and be more exposed in those sectors that, in our view, are well positioned - and well priced - for an economic slowdown. To that end, with their higher average credit ratings and spreads trading wider than their 10-year averages, we favor an overweight allocation to short-duration securitized sectors relative to corporates. We stand ready to dynamically adjust our asset allocation to capitalize on the opportunities we expect in 2023.

Shifting to interest rates and duration, investors were best served in 2022 by being underweight duration due to higher interest rates and inflation. With most of the increase in rates behind us, we expect the backdrop in 2023 to be about declining inflation and slower growth. Portfolios may benefit from a timely shift to a duration overweight if the Treasury curve steepens and rates eventually fall as we anticipate.

We are more optimistic for fixed income in the year ahead, as we think bonds are well positioned to provide the income and diversification benefits in 2023 that investors have come to expect from their core fixed income allocation.

Thank you for your investment in Janus Henderson VIT Flexible Bond Portfolio.

2	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	3.19%	3.23%
Service Shares	2.92%	2.96%
Weighted Average Maturity		7.9 Years
Average Effective Duration**		5.9 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	29.6%
AA	32.9%
A	4.3%
BBB	11.4%
BB	1.9%
B	0.1%
Not Rated	17.1%
Other	2.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	33.3%
Mortgage-Backed Securities	25.3%
Asset-Backed/Commercial Mortgage-Backed Securities	22.3%
Corporate Bonds	15.7%
Investment Companies	11.3%
Investments Purchased with Cash Collateral from Securities Lending	3.5%
Other	(11.4)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-13.66%	0.50%	1.35%	5.32%	0.59%	0.57%
Service Shares	-13.90%	0.25%	1.10%	5.08%	0.84%	0.82%
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%	4.31%
Morningstar Quartile - Institutional Shares	3rd	1st	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	281/625	118/554	193/477	7/170

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 29, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

4	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$968.30	$2.83	$1,000.00	$1,022.33	$2.91	0.57%
Service Shares	$1,000.00	$967.60	$4.07	$1,000.00	$1,021.07	$4.18	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 22.3%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 5.1170%, 9/15/34 (144A)‡	$629,029	$613,650
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	156,556	154,748
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	425,160	417,243
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	174,250	173,395
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	80,494	78,496
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	801,000	759,372
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 5.2091%, 10/17/34 (144A)‡	330,000	321,225
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	87,786	84,197
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	75,857	71,882
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	213,029	192,145
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	185,303	167,498
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	367,934	330,414
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 3.8603%, 7/18/34 (144A)‡	278,000	270,410
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	363,210	352,525
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	484,964	470,743
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 5.1926%, 7/20/29 (144A)‡	524,001	519,869
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 5.3126%, 4/20/31 (144A)‡	1,208,000	1,190,810
Babson CLO Ltd 2020-4A A,
ICE LIBOR USD 3 Month + 1.2200%, 3.9299%, 1/20/32 (144A)‡	385,415	379,283
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	247,960
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	1,447,000	1,346,843
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.9750%, 5.2929%, 8/15/36 (144A)‡	443,000	434,940
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 6.2336%, 4/15/37 (144A)‡	2,104,000	2,071,832
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	309,000	254,064
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	507,291
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 5.3701%, 10/15/36 (144A)‡	1,484,244	1,465,923
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 5.5301%, 10/15/36 (144A)‡	444,550	436,373
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 5.3801%, 10/15/37 (144A)‡	188,443	183,984
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	848,000	806,326
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	964,000	918,280
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 4.9703%, 5/15/38 (144A)‡	268,000	258,125
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 5.2679%, 9/15/36 (144A)‡	1,043,000	986,512
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 9/15/36 (144A)‡	1,096,000	1,025,708
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.0848%, 4/15/39 (144A)‡	1,226,000	1,128,943
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	351,306	346,790
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 5.4226%, 1/20/35 (144A)‡	1,312,000	1,277,284
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 5.9926%, 1/20/35 (144A)‡	500,944	476,249

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 5.7863%, 5/29/32 (144A)‡	$777,000	$761,954
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	1,143,968	986,789
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	419,709	344,506
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	1,244,285	1,206,110
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	3,025,359	2,866,042
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	472,404	451,406
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 5.1277%, 2/25/50 (144A)‡	536,233	485,667
CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 5.1291%, 7/15/33 (144A)‡	1,057,088	1,040,505
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 5.9246%, 1/23/35 (144A)‡	383,807	366,477
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	616,145	580,154
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2179%, 11/15/37 (144A)‡	1,740,876	1,695,306
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 5.6179%, 11/15/37 (144A)‡	774,597	749,923
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 11/15/37 (144A)‡	777,546	752,068
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	17,665	17,185
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	64,420	59,656
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	702	701
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 9.2887%, 11/25/24‡	39,129	40,236
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 8.3887%, 5/25/25‡	105,390	105,694
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 6.7887%, 4/25/31 (144A)‡	37,056	36,946
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 6.6887%, 8/25/31 (144A)‡	17,293	17,259
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 6.5387%, 9/25/31 (144A)‡	66,005	65,819
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 6.4887%, 10/25/39 (144A)‡	23,623	23,559
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 11/25/41 (144A)‡	1,922,000	1,788,708
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 5.5777%, 12/25/41 (144A)‡	711,000	660,233
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 7.0777%, 12/25/41 (144A)‡	2,186,000	2,051,782
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 6.9277%, 1/25/42 (144A)‡	804,000	757,699
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	1,423,477	1,415,498
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 3/25/42 (144A)‡	628,113	626,600
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 6.6777%, 5/25/42 (144A)‡	422,334	426,188
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 6.4777%, 7/25/42 (144A)‡	337,895	338,858
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	253,758	252,203
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	534,244	525,524
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 5.2980%, 5/15/36 (144A)‡	1,687,000	1,667,622
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 5.7480%, 5/15/36 (144A)‡	831,000	812,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 8.2873%, 4/15/23 (144A)‡	$826,467	$802,532
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	1,183,000	968,980
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	1,049,280	989,764
Dryden Senior Loan Fund 2020-83A A,
ICE LIBOR USD 3 Month + 1.2200%, 5.4137%, 1/18/32 (144A)‡	374,404	368,305
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 3.8599%, 4/20/34 (144A)‡	419,000	409,088
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	545,000	539,894
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	580,000	540,486
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 5.6980%, 7/15/38 (144A)‡	400,239	383,427
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 9.3887%, 7/25/25‡	196,662	203,966
Fannie Mae REMICS, 3.0000%, 5/25/48	947,459	854,773
Fannie Mae REMICS, 3.0000%, 11/25/49	934,885	829,960
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	3,478,952	2,903,436
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 6.3387%, 10/25/49 (144A)‡	18,653	18,641
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 12/25/50 (144A)‡	792,561	786,298
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 7.5387%, 9/25/50 (144A)‡	4,086	4,086
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 6.5277%, 11/25/50 (144A)‡	884,554	873,798
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/33 (144A)‡	442,000	437,096
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 6.1777%, 8/25/33 (144A)‡	476,000	438,476
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 6.8777%, 6/25/42 (144A)‡	880,526	888,537
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 6.0777%, 9/25/42 (144A)‡	196,123	195,438
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	672,744	666,568
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	206,167	205,949
FREED ABS Trust 2022-3FP A, 4.5000%, 8/20/29 (144A)	389,575	388,094
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,744,044	2,260,113
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 5.3520%, 12/15/36 (144A)‡	293,000	284,337
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 5.6520%, 12/15/36 (144A)‡	328,000	315,314
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 5.9510%, 12/15/36 (144A)‡	365,000	350,164
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	350,093
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	581,774
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.0246%, 1/23/35 (144A)‡	380,629	361,793
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	1,213,000	1,115,285
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	830,000	761,004
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	398,436	386,675
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	963,723	947,862
LCM LP 24A AR, ICE LIBOR USD 3 Month + 0.9800%, 5.2226%, 3/20/30 (144A)‡	374,930	368,842
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	927,941	891,432
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 5.0180%, 3/15/38 (144A)‡	1,851,916	1,793,221
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 5.4180%, 3/15/38 (144A)‡	1,034,085	982,860

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 5.6309%, 5/15/39 (144A)‡	$1,237,000	$1,206,361
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 5.2326%, 4/20/32 (144A)‡	1,050,000	1,031,936
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 6.1180%, 11/15/38 (144A)‡	333,000	315,784
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 11/15/38 (144A)‡	338,000	319,967
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 7.4680%, 11/15/38 (144A)‡	1,499,000	1,391,385
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 8.3180%, 11/15/38 (144A)‡	943,000	868,427
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 8/25/51 (144A)‡	730,530	658,739
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 10/25/51 (144A)‡	946,577	854,610
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	854,667	682,569
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	1,881,449	1,542,873
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	985,000	942,952
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 5.1190%, 4/15/38 (144A)‡	1,691,503	1,640,880
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 5.6690%, 4/15/38 (144A)‡	954,704	909,934
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	537,581
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	425,033
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	556,174
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	836,360
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	211,618	199,907
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	212,403	193,579
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	692,358	601,101
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	743,952	661,405
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	371,918	364,855
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 10/25/51 (144A)‡	1,040,805	932,440
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 11/25/51 (144A)‡	1,070,409	961,343
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	1,111,798	927,874
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	2,163,644	1,805,718
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	1,008,522	806,285
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,179,587	1,819,407
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	924,561	731,738
Pagaya AI Debt Selection Trust 2021-1 A, 1.1800%, 11/15/27 (144A)	667,107	656,980
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	539,640	514,580
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	510,269	478,736
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	1,080,718	971,769
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	2,035,067	1,843,333
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	1,172,506	1,027,154
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	1,410,086	1,317,631
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	899,966	718,438
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 5.9426%, 1/20/35 (144A)‡	393,948	375,382
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	239,763	231,551
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	846,382	819,518

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	$1,414,000	$1,355,754
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	2,418,000	2,283,735
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	102,210	88,219
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 5.3360%, 1/15/39 (144A)‡	696,000	671,884
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 3.7899%, 1/20/32 (144A)‡	1,208,000	1,182,253
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	9,430	9,276
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	39,661	38,917
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.0487%, 11/15/38 (144A)‡	151,000	145,207
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	561,000	528,268
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	288,000	266,096
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	533,837	524,004
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	565,000	543,196
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	465,000	447,055
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	631,000	602,952
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	122,996	121,906
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	610,000	582,543
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 4.4208%, 8/25/51 (144A)‡	882,321	794,477
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	659,904	532,353
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	363,724	351,996
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	258,134	248,490
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	1,048,960	1,006,962
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	1,486,225	1,446,705
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	982,000	864,438
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	634,000	518,941
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2180%, 7/15/39 (144A)‡	605,000	559,859
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	151,787	143,093
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 5.9891%, 1/18/37 (144A)‡	701,122	676,767
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 5.4680%, 2/15/40 (144A)‡	435,421	406,819
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	366,223	349,148
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	637,000	622,282
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 4.3208%, 7/25/51 (144A)‡	710,695	636,865
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $132,647,152)		123,380,229
Corporate Bonds– 15.7%
Banking – 5.6%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	1,123,000	1,079,439
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	1,292,000	1,195,608
Bank of America Corp, SOFR + 1.5800%, 4.3760%, 4/27/28‡	1,809,000	1,729,988
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	481,000	496,619
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	1,613,000	1,549,062
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	549,000	531,982
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	3,379,000	2,554,875
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	800,000	703,602
BNP Paribas SA, SOFR + 1.5610%, 3.1320%, 1/20/33 (144A)‡,#	672,000	530,587
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	668,000	650,902
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	877,000	789,914
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	152,000	143,374
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	1,454,000	1,198,508
Credit Suisse Group AG, SOFR + 5.0200%, 9.0160%, 11/15/33 (144A)‡	1,542,000	1,578,803
JPMorgan Chase & Co, SOFR + 1.7500%, 4.5650%, 6/14/30‡	975,000	917,343

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	$1,723,000	$1,419,676
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	642,000	626,626
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	548,000	501,382
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	579,000	510,244
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	852,000	843,508
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	1,856,000	1,724,716
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	808,000	708,805
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	2,545,000	2,058,850
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	2,482,000	1,799,776
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	2,508,000	1,645,370
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,#,µ	1,753,000	1,003,279
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.2020%, 4.0000%‡,µ	324,000	213,846
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	1,503,000	1,426,014
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	1,504,000	1,117,858
		31,250,556
Brokerage – 0.2%
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	1,600,000	1,203,584
Communications – 0%
Comcast Corp, 3.7500%, 4/1/40	184,000	151,749
Consumer Cyclical – 0%
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	94,634
Consumer Non-Cyclical – 2.6%
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	341,000	326,210
GE Healthcare Holding LLC, 5.6500%, 11/15/27 (144A)	1,086,000	1,098,707
GE Healthcare Holding LLC, 5.8570%, 3/15/30 (144A)	1,297,000	1,327,300
GE Healthcare Holding LLC, 5.9050%, 11/22/32 (144A)	1,867,000	1,934,582
Hasbro Inc, 3.9000%, 11/19/29	4,008,000	3,561,847
Hasbro Inc, 6.3500%, 3/15/40	226,000	218,799
Hasbro Inc, 5.1000%, 5/15/44	929,000	790,856
Illumina Inc, 5.7500%, 12/13/27	1,679,000	1,699,913
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	1,754,000	1,668,966
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	649,000	525,690
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	1,362,000	1,065,765
		14,218,635
Electric – 0.6%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	1,351,000	1,168,560
Duke Energy Corp, 4.3000%, 3/15/28	899,000	865,039
Southern California Edison Co, 5.8500%, 11/1/27	1,171,000	1,205,295
		3,238,894
Energy – 0.9%
Energy Transfer LP, 5.5500%, 2/15/28	779,000	772,713
Energy Transfer LP, 5.7500%, 2/15/33	779,000	762,142
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	166,321
EQT Corp, 3.1250%, 5/15/26 (144A)	2,447,000	2,248,879
EQT Corp, 5.7000%, 4/1/28	403,000	400,835
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	580,000	536,324
		4,887,214
Finance Companies – 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	1,382,000	1,283,551
Ares Capital Corp, 2.8750%, 6/15/27	1,106,000	937,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies– (continued)
Ares Capital Corp, 3.2000%, 11/15/31	$1,264,000	$927,586
OWL Rock Core Income Corp, 4.7000%, 2/8/27	140,000	126,239
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	840,000	837,282
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	852,000	675,157
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	783,000	597,645
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	731,000	545,955
		5,930,775
Insurance – 1.5%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	1,299,000	1,072,651
Athene Global Funding, 2.6460%, 10/4/31 (144A)	2,486,000	1,899,191
Brown & Brown Inc, 4.2000%, 3/17/32	404,000	350,253
Centene Corp, 4.2500%, 12/15/27	3,107,000	2,913,941
Centene Corp, 2.4500%, 7/15/28	1,180,000	995,979
Centene Corp, 3.0000%, 10/15/30	1,023,000	838,603
UnitedHealth Group Inc, 5.2500%, 2/15/28	527,000	538,716
		8,609,334
Real Estate Investment Trusts (REITs) – 0.4%
Agree LP, 2.9000%, 10/1/30	1,220,000	990,380
Sun Communities Operating LP, 2.7000%, 7/15/31	1,501,000	1,184,770
		2,175,150
Technology – 2.6%
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,327,000	3,299,919
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	1,018,000	831,390
Marvell Technology Inc, 1.6500%, 4/15/26	956,000	844,351
Marvell Technology Inc, 4.8750%, 6/22/28	1,296,000	1,235,239
Microchip Technology Inc, 2.6700%, 9/1/23	1,585,000	1,555,448
Total System Services Inc, 4.8000%, 4/1/26	2,881,000	2,803,170
Trimble Inc, 4.7500%, 12/1/24	2,018,000	1,994,842
Trimble Inc, 4.9000%, 6/15/28	838,000	803,492
TSMC Arizona Corp, 3.8750%, 4/22/27	876,000	842,111
		14,209,962
Transportation – 0.2%
GXO Logistics Inc, 1.6500%, 7/15/26	1,035,000	886,143
Total Corporate Bonds (cost $98,401,526)		86,856,630
Mortgage-Backed Securities– 25.3%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	2,562,198	2,279,493
2.5000%, TBA, 15 Year Maturity	1,232,300	1,128,164
2.5000%, TBA, 30 Year Maturity	429,564	363,327
3.0000%, TBA, 30 Year Maturity	778,775	682,866
3.5000%, TBA, 30 Year Maturity	9,818,891	8,913,108
4.5000%, TBA, 30 Year Maturity	3,329,408	3,204,735
5.0000%, TBA, 30 Year Maturity	9,361,554	9,221,908
5.5000%, TBA, 30 Year Maturity	4,321,962	4,333,502
		30,127,103
Fannie Mae Pool:
3.0000%, 10/1/34	96,260	90,740
2.5000%, 11/1/34	146,106	134,479
3.0000%, 11/1/34	23,162	21,834
3.0000%, 12/1/34	24,452	23,049
6.0000%, 2/1/37	66,724	69,838
4.5000%, 11/1/42	45,801	45,334
3.0000%, 1/1/43	19,711	17,853
3.0000%, 2/1/43	20,874	18,907
3.0000%, 5/1/43	146,097	132,305
5.0000%, 7/1/44	334,427	338,363
4.5000%, 10/1/44	104,691	104,443

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 3/1/45	$160,225	$159,846
4.5000%, 6/1/45	80,759	79,877
3.5000%, 12/1/45	111,021	102,823
4.5000%, 2/1/46	158,066	156,454
3.5000%, 7/1/46	563,712	527,208
3.0000%, 9/1/46	428,729	388,255
3.0000%, 2/1/47	5,429,166	4,916,627
3.5000%, 3/1/47	97,563	90,359
3.5000%, 7/1/47	86,439	80,056
3.5000%, 8/1/47	156,435	144,644
4.0000%, 10/1/47	236,457	225,594
3.5000%, 1/1/48	125,718	117,361
4.0000%, 1/1/48	891,140	863,657
3.0000%, 2/1/48	91,497	83,195
4.0000%, 3/1/48	266,574	257,762
5.0000%, 5/1/48	80,171	80,107
4.5000%, 6/1/48	240,961	235,921
3.5000%, 7/1/48	2,201,009	2,035,417
4.0000%, 7/1/48	291,293	277,670
4.0000%, 10/1/48	109,494	105,072
4.0000%, 11/1/48	338,499	322,668
4.0000%, 12/1/48	54,009	51,483
4.0000%, 6/1/49	43,620	41,490
4.5000%, 6/1/49	22,685	22,188
3.0000%, 8/1/49	169,181	150,217
4.5000%, 8/1/49	31,103	30,422
3.0000%, 9/1/49	45,179	40,789
4.0000%, 11/1/49	703,949	671,025
4.0000%, 11/1/49	62,969	60,324
3.5000%, 12/1/49	1,799,022	1,663,424
4.5000%, 1/1/50	575,307	563,273
4.5000%, 1/1/50	43,562	42,609
4.0000%, 3/1/50	1,030,775	989,145
4.0000%, 3/1/50	559,175	533,023
4.0000%, 3/1/50	213,375	203,395
2.5000%, 8/1/50	159,107	137,205
4.0000%, 9/1/50	1,185,935	1,128,038
4.0000%, 10/1/50	1,134,336	1,086,688
4.5000%, 10/1/50	706,699	691,915
4.0000%, 3/1/51	2,904,258	2,762,473
4.0000%, 3/1/51	56,020	53,285
4.0000%, 3/1/51	27,303	26,026
4.0000%, 10/1/51	413,403	393,221
3.0000%, 12/1/51	1,657,420	1,471,530
2.5000%, 1/1/52	960,033	821,621
2.5000%, 2/1/52	4,660,939	3,984,248
2.5000%, 3/1/52	2,001,136	1,709,197
2.5000%, 3/1/52	1,926,249	1,646,590
2.5000%, 3/1/52	710,022	607,159
2.5000%, 3/1/52	164,054	140,032
2.5000%, 3/1/52	161,451	137,898
2.5000%, 3/1/52	139,166	118,962
2.5000%, 3/1/52	55,740	47,705
3.0000%, 3/1/52	780,422	690,812
3.5000%, 3/1/52	1,016,007	934,322
3.0000%, 4/1/52	657,454	583,606
3.0000%, 4/1/52	577,466	510,983
3.5000%, 4/1/52	569,708	520,983
3.5000%, 4/1/52	388,222	357,888

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 4/1/52	$322,031	$294,263
3.5000%, 4/1/52	195,326	178,621
3.5000%, 4/1/52	116,955	106,885
3.5000%, 4/1/52	93,618	85,546
4.0000%, 4/1/52	421,818	400,378
4.5000%, 4/1/52	82,619	79,595
4.5000%, 4/1/52	63,585	61,258
4.5000%, 4/1/52	36,468	35,134
4.5000%, 4/1/52	33,096	31,885
4.5000%, 4/1/52	28,950	27,890
4.5000%, 4/1/52	18,640	17,942
3.5000%, 5/1/52	463,448	425,899
3.5000%, 5/1/52	308,349	281,930
4.5000%, 5/1/52	100,871	97,180
3.5000%, 6/1/52	1,656,337	1,525,377
3.5000%, 6/1/52	938,743	866,136
4.0000%, 6/1/52	327,107	306,886
4.0000%, 6/1/52	87,641	82,223
3.5000%, 7/1/52	2,108,529	1,937,042
3.5000%, 7/1/52	239,799	220,839
3.5000%, 7/1/52	84,688	78,112
4.0000%, 7/1/52	139,820	131,176
4.5000%, 7/1/52	418,860	403,768
3.5000%, 8/1/52	413,261	379,522
3.5000%, 8/1/52	153,029	140,882
4.5000%, 8/1/52	1,605,992	1,548,127
5.5000%, 9/1/52	2,057,802	2,071,599
5.0000%, 10/1/52	327,027	326,371
5.0000%, 10/1/52	146,188	145,894
5.5000%, 10/1/52	2,841,844	2,893,677
4.5000%, 11/1/52	586,724	573,522
5.0000%, 11/1/52	813,304	811,672
5.5000%, 11/1/52	741,735	755,264
4.5000%, 12/1/52	500,731	484,432
3.5000%, 8/1/56	1,614,481	1,502,418
3.0000%, 2/1/57	1,128,100	1,004,814
3.0000%, 6/1/57	5,364	4,777
		58,191,848
Freddie Mac Gold Pool:
3.5000%, 1/1/47	68,101	63,777
Freddie Mac Pool:
3.0000%, 5/1/31	885,064	838,519
3.0000%, 9/1/32	170,497	161,445
3.0000%, 10/1/32	52,936	50,125
3.0000%, 1/1/33	109,906	104,071
2.5000%, 12/1/33	1,022,518	952,675
3.0000%, 10/1/34	227,164	214,131
3.0000%, 10/1/34	104,062	98,091
2.5000%, 11/1/34	148,088	136,301
2.5000%, 11/1/34	113,286	104,270
6.0000%, 4/1/40	99,710	104,510
3.5000%, 7/1/42	5,891	5,512
3.5000%, 8/1/42	6,574	6,150
3.5000%, 8/1/42	6,027	5,638
3.5000%, 2/1/43	190,159	177,822
3.0000%, 3/1/43	196,158	177,639
3.0000%, 6/1/43	9,268	8,282
3.5000%, 2/1/44	323,547	302,557
4.5000%, 5/1/44	71,375	70,595

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.0000%, 1/1/45	$307,981	$278,325
4.0000%, 2/1/46	267,255	257,625
3.5000%, 7/1/46	187,036	174,675
4.0000%, 3/1/47	65,555	63,196
3.0000%, 4/1/47	191,969	172,296
3.5000%, 2/1/48	98,825	92,080
4.0000%, 4/1/48	243,905	234,785
4.5000%, 7/1/48	44,167	43,243
5.0000%, 9/1/48	11,508	11,499
4.0000%, 11/1/48	30,548	29,120
4.0000%, 12/1/48	364,901	347,836
4.5000%, 6/1/49	22,657	22,161
4.5000%, 7/1/49	200,901	196,506
4.5000%, 7/1/49	34,483	33,729
3.0000%, 8/1/49	57,446	51,007
4.5000%, 8/1/49	176,043	172,192
3.0000%, 12/1/49	143,564	127,471
3.0000%, 12/1/49	75,216	66,784
4.5000%, 1/1/50	119,697	117,078
4.5000%, 1/1/50	33,895	33,153
4.0000%, 3/1/50	357,673	340,946
4.0000%, 6/1/50	576,245	553,877
2.5000%, 8/1/50	77,876	67,180
2.5000%, 8/1/50	27,746	23,927
2.5000%, 9/1/50	146,767	126,518
4.5000%, 9/1/50	1,079,169	1,056,594
4.0000%, 10/1/50	104,253	99,164
2.5000%, 11/1/51	789,192	677,403
2.5000%, 1/1/52	297,884	255,352
2.5000%, 1/1/52	183,165	156,824
2.5000%, 2/1/52	430,364	367,883
3.0000%, 2/1/52	207,838	184,038
3.0000%, 2/1/52	157,026	139,499
2.5000%, 3/1/52	67,878	57,973
3.0000%, 3/1/52	267,025	237,126
4.5000%, 3/1/52	15,685	15,111
3.5000%, 4/1/52	224,264	205,084
3.5000%, 4/1/52	215,408	196,986
3.5000%, 4/1/52	77,029	70,396
3.5000%, 4/1/52	67,484	61,665
3.5000%, 6/1/52	956,764	879,548
3.5000%, 7/1/52	3,358,148	3,085,043
4.0000%, 7/1/52	314,266	294,844
4.0000%, 8/1/52	358,148	336,166
4.5000%, 8/1/52	3,552,437	3,424,492
4.5000%, 8/1/52	1,511,558	1,459,844
4.5000%, 8/1/52	771,991	744,187
5.5000%, 9/1/52	519,629	526,850
4.5000%, 10/1/52	706,232	690,347
5.0000%, 10/1/52	1,004,940	1,002,924
5.0000%, 10/1/52	652,119	650,811
5.0000%, 10/1/52	19,739	19,700
5.5000%, 11/1/52	2,288,448	2,330,198
		26,381,594
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	5,481,176	4,734,355
3.5000%, TBA, 30 Year Maturity	3,957,668	3,629,265
4.0000%, TBA, 30 Year Maturity	4,413,896	4,172,244

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae– (continued)
4.5000%, TBA, 30 Year Maturity	$4,303,442	$4,170,212
		16,706,076
Ginnie Mae I Pool:
4.0000%, 1/15/45	1,042,435	1,010,805
4.5000%, 8/15/46	1,240,108	1,216,944
4.0000%, 8/15/47	39,779	38,235
4.0000%, 11/15/47	40,686	39,107
4.0000%, 12/15/47	115,688	111,199
		2,416,290
Ginnie Mae II Pool:
4.0000%, 8/20/47	124,193	119,313
4.0000%, 8/20/47	32,778	31,490
4.0000%, 8/20/47	15,233	14,634
4.5000%, 2/20/48	162,335	159,316
4.0000%, 5/20/48	201,487	192,999
4.5000%, 5/20/48	179,992	176,655
4.5000%, 5/20/48	51,536	50,580
4.0000%, 6/20/48	297,887	285,338
5.0000%, 8/20/48	264,576	265,054
3.0000%, 7/20/51	1,396,295	1,247,368
3.0000%, 8/20/51	3,807,079	3,399,961
		5,942,708
Total Mortgage-Backed Securities (cost $147,025,193)		139,829,396
United States Treasury Notes/Bonds– 33.3%
4.3750%, 10/31/24	19,395,000	19,339,694
4.5000%, 11/15/25	1,775,000	1,785,678
1.2500%, 11/30/26	2,897,300	2,599,761
1.2500%, 12/31/26	3,166,000	2,835,178
4.1250%, 9/30/27	13,758,600	13,810,195
4.1250%, 10/31/27	14,998,800	15,053,874
3.8750%, 11/30/27	22,708,200	22,584,015
1.1250%, 8/31/28	8,600,600	7,343,434
3.8750%, 11/30/29	10,736,000	10,663,867
4.1250%, 11/15/32	29,151,300	29,766,206
1.7500%, 8/15/41	12,511,000	8,561,727
2.0000%, 11/15/41	10,115,000	7,222,347
2.3750%, 2/15/42	6,069,000	4,633,776
4.0000%, 11/15/42#	18,376,000	17,991,252
3.0000%, 8/15/52	24,179,000	19,921,229
Total United States Treasury Notes/Bonds (cost $193,785,269)		184,112,233
Investment Companies– 11.3%
Money Markets – 11.3%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $62,109,427)	62,103,948	62,116,369
Investments Purchased with Cash Collateral from Securities Lending– 3.5%
Investment Companies – 2.8%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	15,117,312	15,117,312
Time Deposits – 0.7%
Royal Bank of Canada, 4.3100%, 1/3/23	$3,898,765	3,898,765
Total Investments Purchased with Cash Collateral from Securities Lending (cost $19,016,077)		19,016,077
Total Investments (total cost $652,984,644) – 111.4%		615,310,934
Liabilities, net of Cash, Receivables and Other Assets – (11.4)%		(62,805,566)
Net Assets – 100%		$552,505,368

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$603,127,737	98.0%
Australia	2,642,576	0.4
Canada	2,554,875	0.4
Switzerland	1,578,803	0.3
Ireland	1,283,551	0.2
France	1,234,189	0.2
Guernsey	1,203,584	0.2
Japan	843,508	0.2
Taiwan	842,111	0.1

Total	$615,310,934	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 11.3%
Money Markets - 11.3%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$1,094,922	$(90)	$5,831	$62,116,369
Investments Purchased with Cash Collateral from Securities Lending - 2.8%
Investment Companies - 2.8%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	38,111∆	-	-	15,117,312
Total Affiliated Investments - 14.1%	$1,133,033	$(90)	$5,831	$77,233,681

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 11.3%
Money Markets - 11.3%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	85,015,569	364,286,902	(387,191,843)	62,116,369
Investments Purchased with Cash Collateral from Securities Lending - 2.8%
Investment Companies - 2.8%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	-	111,989,373	(96,872,061)	15,117,312

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	112	3/31/23	$12,577,250	$(118,125)
2 Year US Treasury Note	378	4/5/23	77,519,532	44,297
5 Year US Treasury Note	99	4/5/23	10,685,039	(17,375)
Ultra Long Term US Treasury Bond	50	3/31/23	6,715,625	(171,819)
Total - Futures Long				(263,022)
Futures Short:
Ultra 10-Year Treasury Note	43	3/31/23	(5,086,094)	64,164
Total				$(198,858)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 108,461

Liability Derivatives:
*Futures contracts	$ 307,319

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (3,875,467)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (204,640)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2022

Futures contracts:
Average notional amount of contracts - long	$71,621,370
Average notional amount of contracts - short	11,780,529

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$18,390,503	$—	$(18,390,503)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2022 is $135,690,638, which represents 24.6% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

22	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$123,380,229	$-
Corporate Bonds	-	86,856,630	-
Mortgage-Backed Securities	-	139,829,396	-
United States Treasury Notes/Bonds	-	184,112,233	-
Investment Companies	-	62,116,369	-
Investments Purchased with Cash Collateral from Securities Lending	-	19,016,077	-
Total Investments in Securities	$-	$615,310,934	$-
Other Financial Instruments(a):
Futures Contracts	108,461	-	-
Total Assets	$108,461	$615,310,934	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$307,319	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

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Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $575,757,905)(1)	$538,077,253
Affiliated investments, at value (cost $77,226,739)	77,233,681
Deposits with brokers for futures	1,090,000
Variation margin receivable on futures contracts	2,688
Trustees' deferred compensation	17,913
Receivables:
Interest	2,867,249
Portfolio shares sold	570,133
Dividends from affiliates	226,093
Other assets	30,501
Total Assets	620,115,511
Liabilities:
Due to custodian	125,896
Collateral for securities loaned (Note 3)	19,016,077
Variation margin payable on futures contracts	108,320
Payables:	—
TBA investments purchased	47,691,367
Advisory fees	234,864
Portfolio shares repurchased	155,539
12b-1 Distribution and shareholder servicing fees	101,717
Professional fees	51,163
Transfer agent fees and expenses	26,535
Trustees' deferred compensation fees	17,913
Custodian fees	1,778
Affiliated portfolio administration fees payable	1,264
Trustees' fees and expenses	575
Accrued expenses and other payables	77,135
Total Liabilities	67,610,143
Net Assets	$552,505,368
Net Assets Consist of:
Capital (par value and paid-in surplus)	$652,654,690
Total distributable earnings (loss)	(100,149,322)
Total Net Assets	$552,505,368
Net Assets - Institutional Shares	$107,681,611
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,832,422
Net Asset Value Per Share	$9.94
Net Assets - Service Shares	$444,823,757
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	40,462,781
Net Asset Value Per Share	$10.99

(1) Includes $18,390,503 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Interest	$16,167,889
Dividends from affiliates	1,094,922
Affiliated securities lending income, net	38,111
Unaffiliated securities lending income, net	9,475
Other income	167,494
Total Investment Income	17,477,891
Expenses:
Advisory fees	2,966,310
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,191,908
Transfer agent administrative fees and expenses:
Institutional Shares	57,686
Service Shares	238,571
Other transfer agent fees and expenses:
Institutional Shares	2,742
Service Shares	5,970
Professional fees	58,283
Shareholder reports expense	43,608
Registration fees	27,528
Affiliated portfolio administration fees	14,813
Trustees’ fees and expenses	14,356
Custodian fees	11,911
Other expenses	85,008
Total Expenses	4,718,694
Less: Excess Expense Reimbursement and Waivers	(121,274)
Net Expenses	4,597,420
Net Investment Income/(Loss)	12,880,471
Net Realized Gain/(Loss) on Investments:
Investments	(58,694,269)
Investments in affiliates	(90)
Futures contracts	(3,875,467)
Total Net Realized Gain/(Loss) on Investments	(62,569,826)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(42,493,302)
Investments in affiliates	5,831
Futures contracts	(204,640)
Total Change in Unrealized Net Appreciation/Depreciation	(42,692,111)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(92,381,466)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$12,880,471	$9,910,247
Net realized gain/(loss) on investments	(62,569,826)	10,580,747
Change in unrealized net appreciation/depreciation	(42,692,111)	(26,996,889)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(92,381,466)	(6,505,895)
Dividends and Distributions to Shareholders:
Institutional Shares	(4,991,883)	(6,673,456)
Service Shares	(17,607,350)	(20,751,008)
Net Decrease from Dividends and Distributions to Shareholders	(22,599,233)	(27,424,464)
Capital Share Transactions:
Institutional Shares	(5,769,476)	(1,854,945)
Service Shares	(10,774,597)	80,659,280
Net Increase/(Decrease) from Capital Share Transactions	(16,544,073)	78,804,335
Net Increase/(Decrease) in Net Assets	(131,524,772)	44,873,976
Net Assets:
Beginning of period	684,030,140	639,156,164
End of period	$552,505,368	$684,030,140

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.05	$12.75	$11.88	$11.21	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.21	0.28	0.34	0.33
Net realized and unrealized gain/(loss)	(1.90)	(0.33)	0.96	0.72	(0.45)
Total from Investment Operations	(1.64)	(0.12)	1.24	1.06	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.25)	(0.37)	(0.39)	(0.36)
Distributions (from capital gains)	(0.20)	(0.33)	—	—	—
Total Dividends and Distributions	(0.47)	(0.58)	(0.37)	(0.39)	(0.36)
Net Asset Value, End of Period	$9.94	$12.05	$12.75	$11.88	$11.21
Total Return*	(13.66)%	(0.90)%	10.48%	9.57%	(1.00)%
Net Assets, End of Period (in thousands)	$107,682	$136,115	$145,792	$162,620	$240,427
Average Net Assets for the Period (in thousands)	$115,525	$137,695	$156,575	$208,624	$266,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.60%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.58%	0.59%	0.60%	0.61%
Ratio of Net Investment Income/(Loss)	2.37%	1.72%	2.28%	2.89%	2.88%
Portfolio Turnover Rate(2)	182%	160%	139%	177%	238%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.27	$13.99	$12.99	$12.23	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.20	0.28	0.34	0.33
Net realized and unrealized gain/(loss)	(2.09)	(0.37)	1.05	0.79	(0.50)
Total from Investment Operations	(1.84)	(0.17)	1.33	1.13	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.22)	(0.33)	(0.37)	(0.33)
Distributions (from capital gains)	(0.20)	(0.33)	—	—	—
Total Dividends and Distributions	(0.44)	(0.55)	(0.33)	(0.37)	(0.33)
Net Asset Value, End of Period	$10.99	$13.27	$13.99	$12.99	$12.23
Total Return*	(13.90)%	(1.18)%	10.33%	9.28%	(1.29)%
Net Assets, End of Period (in thousands)	$444,824	$547,915	$493,364	$396,771	$384,824
Average Net Assets for the Period (in thousands)	$477,698	$513,269	$431,012	$384,358	$389,260
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%	0.85%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.84%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	2.12%	1.47%	2.03%	2.63%	2.64%
Portfolio Turnover Rate(2)	182%	160%	139%	177%	238%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

30	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

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restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities.

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Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. To facilitate TBA commitments, the Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment

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purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to

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return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $18,390,503. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $19,016,077, resulting in the net amount due to the counterparty of $625,574.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets for at least a one-year period commencing April 29, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may

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serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption

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gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $5,045,831 in sales, resulting in a net realized loss of $5,795. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 2,278,724	$ -	$ (63,940,042)	$ -	$ (17,914)	$(38,470,090)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(45,100,328)	$(18,839,714)	$ (63,940,042)

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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 653,781,024	$ 41,762	$(38,511,852)	$ (38,470,090)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,321,465	$ 9,277,768	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 15,543,824	$ 11,880,640	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,620,210	$ 16,866,364	2,339,467	$ 29,065,939
Reinvested dividends and distributions	488,927	4,991,883	552,020	6,673,456
Shares repurchased	(2,569,876)	(27,627,723)	(3,029,983)	(37,594,340)
Net Increase/(Decrease)	(460,739)	$ (5,769,476)	(138,496)	$ (1,854,945)
Service Shares:
Shares sold	5,669,493	$ 67,206,132	11,479,167	$155,187,351
Reinvested dividends and distributions	1,559,781	17,607,350	1,559,174	20,751,008
Shares repurchased	(8,042,278)	(95,588,079)	(7,036,319)	(95,279,079)
Net Increase/(Decrease)	(813,004)	$(10,774,597)	6,002,022	$ 80,659,280

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Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$269,178,851	$ 290,604,524	$ 693,783,410	$ 686,077,697

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Portfolios may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Portfolio’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Flexible Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

50	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Flexible Bond Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Section 163(j) Interest Dividend	89%
Capital Gain Distributions	$9,277,768

52	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

54	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

56	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

58	DECEMBER 31, 2022

Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81114 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

Brian Recht co-portfolio manager	Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2022, Janus Henderson VIT Forty Portfolio’s Institutional Shares and Service Shares returned -33.55% and -33.73%, respectively, versus a return of -29.14% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned -18.11% for the period.

INVESTMENT ENVIRONMENT

The period began with an improvement in the COVID-19 health situation, but investor mood soured rapidly as the Fed realized it was behind the curve in fighting inflation. High and rising inflation was then exacerbated by spiking energy and commodities prices following Russia’s invasion of Ukraine. This unabating inflationary pressure forced the Fed to pivot its policy with an aggressive reduction in liquidity, both through rate hikes and a faster-than-expected reduction in the size of its balance sheet. In total, the Fed raised interest rates by 425 basis points (bps) in 2022. In June, year-over-year headline inflation peaked before cooling energy and goods prices initiated a downward trend in prices.

PERFORMANCE DISCUSSION

The Portfolio underperformed both its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the year ended December 31, 2022. Stock selection in the Portfolio detracted from performance relative to the primary benchmark during the period.

As part of our investment strategy, we seek companies that have built clear, sustainable, competitive moats around their businesses, which gives them the potential to grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage, or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons.

Social media operator Snap was among the top detractors from relative performance. The company suffered earlier in the period, as it faced difficulty in measuring advertisers’ conversion rates due to Apple’s iOS privacy changes. Later, the company had a more difficult time than expected gaining market share amidst a weakening environment for advertising revenue. We exited our position in the stock during the period.

Medical device company Align, which designs, manufactures, and markets dentistry products such as Invisalign, was also among the top detractors. During the period, the company’s revenue slowed significantly. This slowing was likely due to a combination of the fact that demand for their clear aligner product was pulled forward during the pandemic more than previously expected and also that overall consumer spending on big-ticket items declined as the macroeconomic outlook grew more cloudy. We exited our position in the stock during the period.

Cloud-based customer engagement platform Twilio was also a detractor. At the onset of the COVID-19 pandemic, demand for Twilio’s core products grew swiftly as digital transformation efforts accelerated. However the stock suffered throughout 2022 from difficult year-over-year comparisons, lowered growth expectations, and weaker margins. High-growth stocks with expected cash flows far out into the future also generally fell during the period as interest rates rose significantly. We exited our position in the stock during the period.

Agriculture and industrial equipment manufacturer Deere & Company was among the top contributors. Deere reported strong volumes with a solid outlook for its 2023 order book during the period, as farmers continue to be supported by elevated agricultural commodity prices.

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Janus Henderson VIT Forty Portfolio (unaudited)

Deere has also benefited from the market’s recognition that the company is transitioning from a cyclical, agricultural-based company to a technology-centric provider of precision agriculture products.

CoStar Group, a provider of real estate information, analytics, and online marketplaces was also among the top relative contributors. Apartment owners’ incentive to advertise using CoStar’s services increased as apartment inventory and vacancy rates have risen following a historically tight rental market. The company also benefitted from a subscription-based recurring revenue model and significant cash on its balance sheet.

TJX Companies, the parent company of retailers such as T.J. Maxx and Marshalls, was another contributor. As an off-price retailer, TJX benefited from a buildup of excess inventory at full-price sellers. This surplus allowed TJX to buy high-quality inventory at a discount and distribute it across its stores. TJX has also benefited from consumers searching for bargains in a weaker economic environment.

OUTLOOK

In general, 2022 was a difficult year for risk assets as the Fed realized it was behind the curve in fighting inflation and raised interest rates by 425 bps during the year. This significantly increased the discount rates used to value assets. While the Fed has substantially raised rates, it has also contended with stubbornly strong consumer and labor markets, complicating its task of reducing inflation. In recent years, consumer strength has been supported by multiple factors including stimulus, rising wages, strong housing and capital markets, and pent-up demand. Labor participation remains below pre-pandemic levels and unemployment sits near record lows, driving above-average wage inflation.

Though the Fed continues to maintain its hawkish stance, we are beginning to see evidence that could indicate an eventual slowdown in consumer spending. Higher rates are beginning to be felt on both the housing and investment portions of household balance sheets. Consumers are spending at a rate faster than income growth, which is unsustainable. Personal savings are being drawn down, and there has been an uptick in revolving (credit card) debt. We are also seeing corporations tighten their belts in anticipation of a weaker economy including recent layoffs in some white-collar industries. These forces could begin to push down inflation as their effects ripple through the economy. That said, there remains a great deal of uncertainty around quantifying the effects of an economic downturn and the impacts on corporate earnings in 2023.

Looking forward, we think the world has entered a new and changed investment environment where the previous decades of globalization have shifted toward de-globalization and reindustrialization. Supply-chain issues and national security concerns, brought to a head by the pandemic and recent geopolitical strife, have solidified these long-term themes. We think these factors will fuel an increase in onshore production and accompanying automation. Thus, we continue to invest in front of these themes around digitization and productivity while at the same time being mindful of diversifying across company valuations and growth rates. We are confident that we are positioned well for this changing environment.

Overall, we are increasingly excited about the opportunities we are seeing in growth equities. We believe there are competitively advantaged, materially higher-growth companies now trading at valuations similar to the overall benchmark. We are cognizant that we are entering a period of structurally higher rates and inflation, and we recognize that it may be more challenging for companies to expand valuation multiples and/or improve profit margins. Thus, we take comfort in owning a concentrated set of innovative companies with significant competitive advantages and the potential to drive sustainable revenue and cash flow growth.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Deere & Co	3.59%	1.17%	Snap Inc - Class A	1.41%	-1.84%
Mastercard Inc	5.70%	0.84%	Align Technology Inc	1.50%	-1.21%
TJX Cos Inc	2.46%	0.65%	Twilio Inc	0.97%	-0.99%
CoStar Group Inc	2.50%	0.62%	Rivian Automotive Inc - Class A	0.59%	-0.64%
UnitedHealth Group Inc	2.77%	0.49%	Match Group Inc	1.29%	-0.64%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	0.93%	6.31%	6.83%
	Consumer Discretionary	0.75%	17.16%	16.96%
	Other**	0.31%	2.24%	0.00%
	Real Estate	0.04%	3.05%	1.71%
	Utilities	-0.01%	0.00%	0.04%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	-2.75%	10.83%	8.94%
	Information Technology	-1.15%	38.36%	44.69%
	Health Care	-1.00%	13.95%	10.66%
	Consumer Staples	-0.61%	1.39%	5.13%
	Energy	-0.39%	0.00%	1.05%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	10.9%
Mastercard Inc
Information Technology Services	7.0%
Apple Inc
Technology Hardware, Storage & Peripherals	5.8%
Workday Inc - Class A
Software	4.6%
Amazon.com Inc
Internet & Direct Marketing Retail	4.5%
32.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.8%
Investment Companies	2.6%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-33.55%	9.75%	13.00%	11.11%	0.77%
Service Shares	-33.73%	9.48%	12.72%	10.80%	1.02%
Russell 1000 Growth Index	-29.14%	10.96%	14.10%	8.30%
S&P 500 Index	-18.11%	9.42%	12.56%	8.30%
Morningstar Quartile - Institutional Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	883/1,246	295/1,126	237/1,036	8/513

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	5

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,007.80	$2.73	$1,000.00	$1,022.48	$2.75	0.54%
Service Shares	$1,000.00	$1,006.50	$4.00	$1,000.00	$1,021.22	$4.02	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– 97.8%
Aerospace & Defense – 1.7%
Howmet Aerospace Inc	351,314	$13,845,285
Automobiles – 0.4%
Rivian Automotive Inc - Class A*	166,092	3,061,076
Banks – 1.8%
JPMorgan Chase & Co	105,628	14,164,715
Biotechnology – 3.6%
AbbVie Inc	176,180	28,472,450
Capital Markets – 5.2%
Blackstone Group Inc	302,720	22,458,797
Charles Schwab Corp	222,083	18,490,631
		40,949,428
Chemicals – 2.4%
Sherwin-Williams Co	79,047	18,760,224
Equity Real Estate Investment Trusts (REITs) – 3.0%
American Tower Corp	114,440	24,245,258
Health Care Equipment & Supplies – 1.0%
DexCom Inc*	69,139	7,829,300
Health Care Providers & Services – 3.4%
UnitedHealth Group Inc	50,550	26,800,599
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	10,072	20,297,900
Caesars Entertainment Inc*	185,991	7,737,226
		28,035,126
Household Products – 1.3%
Procter & Gamble Co	66,897	10,138,909
Information Technology Services – 7.0%
Mastercard Inc	159,723	55,540,479
Interactive Media & Services – 6.2%
Alphabet Inc - Class C*	219,929	19,514,300
Match Group Inc*	93,845	3,893,629
Meta Platforms Inc - Class A*	216,757	26,084,537
		49,492,466
Internet & Direct Marketing Retail – 4.5%
Amazon.com Inc*	422,398	35,481,432
Life Sciences Tools & Services – 3.0%
Danaher Corp	91,142	24,190,910
Machinery – 4.0%
Deere & Co	74,557	31,967,059
Metals & Mining – 1.2%
Freeport-McMoRan Inc	241,994	9,195,772
Professional Services – 3.3%
CoStar Group Inc*	334,939	25,884,086
Semiconductor & Semiconductor Equipment – 11.4%
Advanced Micro Devices Inc*	372,691	24,139,196
Analog Devices Inc	48,951	8,029,433
ASML Holding NV	45,961	25,113,090
NVIDIA Corp	66,175	9,670,814
Texas Instruments Inc	140,858	23,272,559
		90,225,092
Software – 17.2%
Atlassian Corp - Class A*	100,487	12,930,667
Microsoft Corp	361,707	86,744,573
Workday Inc - Class A*	217,497	36,393,773
		136,069,013
Specialty Retail – 3.5%
TJX Cos Inc	345,093	27,469,403
Technology Hardware, Storage & Peripherals – 5.8%
Apple Inc	352,683	45,824,102

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 3.4%
LVMH Moet Hennessy Louis Vuitton SE	20,831	$15,130,420
NIKE Inc - Class B	103,783	12,143,649
		27,274,069
Total Common Stocks (cost $539,376,315)		774,916,253
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $20,496,465)	20,494,619	20,498,718
Total Investments (total cost $559,872,780) – 100.4%		795,414,971
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(3,277,486)
Net Assets – 100%		$792,137,485

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$755,171,461	94.9%
Netherlands	25,113,090	3.2
France	15,130,420	1.9

Total	$795,414,971	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$395,064	$(1,531)	$2,253	$20,498,718
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	39,300∆	-	-	-
Total Affiliated Investments - 2.6%	$434,364	$(1,531)	$2,253	$20,498,718

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	14,134,404	264,680,092	(258,316,500)	20,498,718
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	1,025,066	67,247,113	(68,272,179)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$12,143,649	$15,130,420	$-
All Other	747,642,184	-	-
Investment Companies	-	20,498,718	-
Total Assets	$759,785,833	$35,629,138	$-

Janus Aspen Series	11

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $539,376,315)	$774,916,253
Affiliated investments, at value (cost $20,496,465)	20,498,718
Trustees' deferred compensation	25,695
Receivables:
Portfolio shares sold	461,318
Dividends	290,780
Dividends from affiliates	95,423
Foreign tax reclaims	36,793
Other assets	8,814
Total Assets	796,333,794
Liabilities:
Payables:	—
Investments purchased	3,334,274
Advisory fees	344,395
Portfolio shares repurchased	204,618
12b-1 Distribution and shareholder servicing fees	109,843
Professional fees	42,042
Transfer agent fees and expenses	38,581
Trustees' deferred compensation fees	25,695
Affiliated portfolio administration fees payable	1,837
Custodian fees	1,183
Trustees' fees and expenses	488
Accrued expenses and other payables	93,353
Total Liabilities	4,196,309
Net Assets	$792,137,485
Net Assets Consist of:
Capital (par value and paid-in surplus)	$577,682,773
Total distributable earnings (loss)	214,454,712
Total Net Assets	$792,137,485
Net Assets - Institutional Shares	$317,937,679
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,382,631
Net Asset Value Per Share	$33.89
Net Assets - Service Shares	$474,199,806
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,567,980
Net Asset Value Per Share	$30.46

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$6,981,692
Dividends from affiliates	395,064
Affiliated securities lending income, net	39,300
Unaffiliated securities lending income, net	1,140
Foreign tax withheld	(125,178)
Total Investment Income	7,292,018
Expenses:
Advisory fees	4,324,698
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,336,585
Transfer agent administrative fees and expenses:
Institutional Shares	186,838
Service Shares	267,654
Other transfer agent fees and expenses:
Institutional Shares	8,429
Service Shares	6,445
Professional fees	45,353
Registration fees	28,246
Affiliated portfolio administration fees	22,724
Trustees’ fees and expenses	20,747
Custodian fees	7,227
Shareholder reports expense	11
Other expenses	91,550
Total Expenses	6,346,507
Net Investment Income/(Loss)	945,511
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(26,168,136)
Investments in affiliates	(1,531)
Total Net Realized Gain/(Loss) on Investments	(26,169,667)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(384,911,408)
Investments in affiliates	2,253
Total Change in Unrealized Net Appreciation/Depreciation	(384,909,155)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(410,133,311)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$945,511	$(4,701,680)
Net realized gain/(loss) on investments	(26,169,667)	149,827,984
Change in unrealized net appreciation/depreciation	(384,909,155)	94,109,183
Net Increase/(Decrease) in Net Assets Resulting from Operations	(410,133,311)	239,235,487
Dividends and Distributions to Shareholders:
Institutional Shares	(57,912,332)	(57,583,957)
Service Shares	(88,064,766)	(86,533,730)
Net Decrease from Dividends and Distributions to Shareholders	(145,977,098)	(144,117,687)
Capital Share Transactions:
Institutional Shares	22,748,415	17,956,305
Service Shares	82,752,521	33,063,766
Net Increase/(Decrease) from Capital Share Transactions	105,500,936	51,020,071
Net Increase/(Decrease) in Net Assets	(450,609,473)	146,137,871
Net Assets:
Beginning of period	1,242,746,958	1,096,609,087
End of period	$792,137,485	$1,242,746,958

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$61.75	$57.00	$44.38	$35.20	$39.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	(0.15)	(0.01)	0.09	0.07
Net realized and unrealized gain/(loss)	(20.82)	12.39	16.29	12.55	1.31
Total from Investment Operations	(20.72)	12.24	16.28	12.64	1.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	—	(0.14)	(0.06)	—
Distributions (from capital gains)	(7.07)	(7.49)	(3.52)	(3.40)	(5.94)
Total Dividends and Distributions	(7.14)	(7.49)	(3.66)	(3.46)	(5.94)
Net Asset Value, End of Period	$33.89	$61.75	$57.00	$44.38	$35.20
Total Return*	(33.55)%	22.90%	39.40%	37.16%	1.98%
Net Assets, End of Period (in thousands)	$317,938	$523,822	$462,216	$362,001	$292,132
Average Net Assets for the Period (in thousands)	$374,815	$497,818	$389,419	$337,416	$327,962
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.77%	0.76%	0.77%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.77%	0.76%	0.77%	0.71%
Ratio of Net Investment Income/(Loss)	0.25%	(0.25)%	(0.02)%	0.23%	0.17%
Portfolio Turnover Rate	39%	31%	41%	35%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Forty Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$56.64	$52.96	$41.53	$33.15	$37.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.28)	(0.12)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	(19.09)	11.45	15.15	11.80	1.28
Total from Investment Operations	(19.09)	11.17	15.03	11.79	1.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.08)	(0.01)	—
Distributions (from capital gains)	(7.07)	(7.49)	(3.52)	(3.40)	(5.94)
Total Dividends and Distributions	(7.09)	(7.49)	(3.60)	(3.41)	(5.94)
Net Asset Value, End of Period	$30.46	$56.64	$52.96	$41.53	$33.15
Total Return*	(33.73)%	22.60%	39.03%	36.85%	1.72%
Net Assets, End of Period (in thousands)	$474,200	$718,925	$634,393	$525,112	$427,321
Average Net Assets for the Period (in thousands)	$536,667	$686,446	$548,645	$495,465	$487,559
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	1.02%	1.01%	1.02%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	1.02%	1.01%	1.02%	0.96%
Ratio of Net Investment Income/(Loss)	0.00%(3)	(0.50)%	(0.27)%	(0.02)%	(0.08)%
Portfolio Turnover Rate	39%	31%	41%	35%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

Janus Aspen Series	17

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions

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Notes to Financial Statements

in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’

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Notes to Financial Statements

payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2022.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.

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Notes to Financial Statements

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

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Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $140,182 in purchases.

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Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(25,343,416)	$ -	$ (25,700)	$ 239,823,828

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(25,343,416)	$ -	$ (25,343,416)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 562,917,851	$278,377,556	$(38,553,728)	$ 239,823,828

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 972,986	$ 145,004,112	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,110,328	$ 138,007,359	$ -	$ 808,966

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	560,663	$23,960,361	616,212	$ 36,999,487
Reinvested dividends and distributions	1,704,072	57,912,332	1,032,896	57,583,957
Shares repurchased	(1,365,258)	(59,124,278)	(1,275,262)	(76,627,139)
Net Increase/(Decrease)	899,477	$22,748,415	373,846	$ 17,956,305
Service Shares:
Shares sold	2,072,198	$74,331,303	1,062,017	$ 58,666,038
Reinvested dividends and distributions	2,884,206	88,064,766	1,689,782	86,533,730
Shares repurchased	(2,081,926)	(79,643,548)	(2,037,017)	(112,136,002)
Net Increase/(Decrease)	2,874,478	$82,752,521	714,782	$ 33,063,766

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$355,981,246	$ 398,885,866	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Forty Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Forty Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, investee company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Capital Gain Distributions	$150,299,830
Dividends Received Deduction Percentage	100%

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

38	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

40	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

42	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2022

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81115 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE SUMMARY

For the 12-month period ending December 31, 2022, the Janus Henderson Global Research Portfolio’s Institutional Shares and Service Shares returned -19.41% and -19.61%, respectively, while its primary benchmark, the MSCI World IndexSM, returned -18.14%. The Portfolio’s secondary benchmark, the MSCI All Country World IndexSM, returned -18.36%.

MARKET ENVIRONMENT

Stocks declined over the 12-month period as soaring inflation, rising interest rates, and recession fears led to market turbulence. Stocks started out the year with volatility as worsening price pressures raised expectations for more restrictive central bank policies. Volatility increased sharply late in the first quarter after Russia’s invasion of Ukraine sent commodity prices soaring while raising concerns about supply disruptions. Market volatility continued as record-high inflation in many countries led to synchronized and often aggressive policy tightening. Concerns about a looming European energy crisis, as Russia reduced gas supplies, added to negative sentiment in the third quarter, further pressuring equity performance. Global equities regained some ground in the fourth quarter as signs of moderating inflation raised hopes for a slower pace of policy tightening in 2023. Investors also revised their worst fears over a potential European energy crisis and the global economic outlook.

PERFORMANCE DISCUSSION

Our global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which we believe may lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified Portfolio, we seek to minimize macroeconomic risks while generating strong performance over longer periods.

Top detractors among individual holdings included semiconductor equipment supplier ASML Holding and graphics chipmaker Nvidia. These stocks faced headwinds due to fears of an industry-wide decline in semiconductor sales in 2023. New U.S. government restrictions on the export of high-end data center chips to China also pressured Nvidia’s shares. Despite near-term business headwinds, we believe these are high-quality businesses with durable growth drivers, strong management teams, robust margins, and healthy free-cash-flow generation. ASML has benefited from a higher degree of earnings visibility relative to some of its competitors, supported by a large order backlog. Nvidia made new product announcements across gaming, data center, automotive, software, and services.

Streaming entertainment company Netflix was another detractor. Netflix’s stock declined in the first quarter on concerns over slowing subscriber growth, which in part reflected a delay in local language content spend in Eastern Europe and Southeast Asia. The company also issued weak guidance for the first quarter of 2022. Given our concerns over its subscriber growth trends, we liquidated our position in Netflix and reallocated assets from the sale into what we believe are more compelling investment ideas.

On a positive note, several investments benefited from a sharp rise in commodity prices in the aftermath of Russia's invasion of Ukraine. Oil refiner Marathon Petroleum reported strong profits and revenue growth that exceeded analyst estimates, supported by tight refining capacity and strong demand for oil products. Marathon Petroleum also continued to demonstrate a strong commitment to enhancing shareholder value through its share repurchase program. Oil producer ConocoPhillips, another contributor, reported strong financial results aided by favorable pricing. Like Marathon Petroleum, it continued to return cash to shareholders.

Janus Aspen Series	1

Janus Henderson VIT Global Research Portfolio (unaudited)

Higher commodity prices provided an earnings tailwind for Canada-based Teck Resources, a cost-disciplined producer of steelmaking coal, copper, and zinc. Teck Resources is also shifting its operations to sustainable metals, such as copper, that are essential to the green energy transition. While global copper demand is rising, copper production is growing more costly and difficult as stores of easily accessible ore are depleted. Given these dynamics, we expect copper prices to rise over the long term, benefiting cost-advantaged producers such as Teck Resources.

OUTLOOK

We have seen signs that higher interest rates are starting to impact the economy, and we believe we could see further reductions to corporate earnings. While we anticipate slower growth next year, we have been reassured by the resilience of the U.S. economy and the general health of consumer and corporate balance sheets. China’s more pro-growth policies and relaxation of COVID-19 restrictions could also have positive implications for the global economy.

As the market searches for a bottom, we believe investors will seek out companies with high-quality earnings growth, well-capitalized balance sheets, reasonable valuations, and sustainable, organic growth prospects. In our view, such companies will prove resilient not only in the near term, but as we leave behind the era of ultra-low interest rates. Going forward, we believe we could see higher structural inflation and tighter monetary policy. We also believe this environment will reward judicious allocators of capital, but penalize companies with high degrees of leverage. Just as this environment will help to distinguish high-quality companies, we believe it will also work to our advantage as active investment managers. We continue to pay close attention to the price we pay for growth, as we look for opportunities to take advantage of trends such as e-commerce, cloud computing, and healthcare innovation.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

Actively managed portfolios may fail to produce the intended results. No investment strategy can ensure a profit or eliminate the risk of loss.

Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

2	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Marathon Petroleum Corp	1.17%	0.68%	ASML Holding NV	2.35%	-0.32%
ConocoPhillips	1.16%	0.52%	NVIDIA Corp	1.42%	-0.30%
Canadian Natural Resources Ltd	1.30%	0.48%	Netflix Inc	0.21%	-0.28%
Teck Resources Ltd	1.09%	0.47%	Marvell Technology Inc	0.59%	-0.27%
Tesla Inc	0.46%	0.34%	Uber Technologies Inc	0.73%	-0.24%

	3 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	0.63%	8.05%	7.91%
	Healthcare	0.21%	13.78%	13.52%
	Financials	0.08%	18.27%	18.25%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communications	-0.85%	8.51%	8.86%
	Consumer	-0.55%	15.72%	15.72%
	Technology	-0.53%	18.25%	18.66%
	Industrials	-0.11%	17.19%	17.01%
	Other**	-0.01%	0.23%	0.06%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.6%
Apple Inc
Technology Hardware, Storage & Peripherals	4.0%
Alphabet Inc - Class C
Interactive Media & Services	2.6%
Ferguson PLC
Trading Companies & Distributors	2.3%
ASML Holding NV
Semiconductor & Semiconductor Equipment	2.2%
15.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Preferred Stocks	0.8%
Private Placements	0.2%
Investment Companies	0.1%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-19.41%	6.55%	9.15%	8.11%	0.77%
Service Shares	-19.61%	6.29%	8.88%	7.83%	1.02%
MSCI World Index	-18.14%	6.14%	8.85%	7.00%
MSCI All Country World Index	-18.36%	5.23%	7.98%	N/A**
Morningstar Quartile - Institutional Shares	1st	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	44/368	112/298	107/242	50/86

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,040.60	$3.29	$1,000.00	$1,021.98	$3.26	0.64%
Service Shares	$1,000.00	$1,039.30	$4.63	$1,000.00	$1,020.67	$4.58	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– 98.9%
Aerospace & Defense – 2.0%
Airbus SE	72,857	$8,661,629
General Dynamics Corp	20,770	5,153,245
		13,814,874
Air Freight & Logistics – 1.7%
United Parcel Service Inc	65,887	11,453,796
Airlines – 0.4%
Ryanair Holdings PLC (ADR)*	38,588	2,884,839
Automobiles – 0.4%
Tesla Inc*	20,733	2,553,891
Banks – 6.1%
Bank of America Corp	220,092	7,289,447
BNP Paribas SA	104,986	5,973,622
HDFC Bank Ltd	144,828	2,851,158
JPMorgan Chase & Co	111,429	14,942,629
Natwest Group PLC	1,550,460	4,948,229
Toronto-Dominion Bank/The	86,746	5,617,537
		41,622,622
Beverages – 3.8%
Constellation Brands Inc	56,836	13,171,743
Pernod Ricard SA	65,927	12,956,738
		26,128,481
Biotechnology – 3.6%
AbbVie Inc	61,291	9,905,239
Ascendis Pharma A/S (ADR)*	15,530	1,896,679
Horizon Therapeutics PLC*	35,423	4,031,137
Sarepta Therapeutics Inc*	24,178	3,132,985
Vertex Pharmaceuticals Inc*	19,857	5,734,304
		24,700,344
Capital Markets – 3.9%
Blackstone Group Inc	53,451	3,965,530
Charles Schwab Corp	84,861	7,065,527
London Stock Exchange Group PLC	23,899	2,061,664
LPL Financial Holdings Inc	21,580	4,664,949
Morgan Stanley	72,960	6,203,059
State Street Corp	35,307	2,738,764
		26,699,493
Chemicals – 1.4%
Linde PLC	29,194	9,522,499
Consumer Finance – 0.9%
Capital One Financial Corp	43,866	4,077,783
OneMain Holdings Inc	59,115	1,969,121
		6,046,904
Diversified Financial Services – 0.8%
Apollo Global Management Inc	82,622	5,270,457
Electric Utilities – 0.5%
NextEra Energy Inc	40,836	3,413,890
Electronic Equipment, Instruments & Components – 1.1%
Hexagon AB - Class B	729,327	7,670,739
Entertainment – 1.9%
Liberty Media Corp-Liberty Formula One*	122,994	7,352,581
Nintendo Co Ltd	137,200	5,746,209
		13,098,790
Equity Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp	26,063	5,521,707
Health Care Equipment & Supplies – 1.5%
Abbott Laboratories	25,212	2,768,025
Boston Scientific Corp*	92,751	4,291,589
Dentsply Sirona Inc	48,513	1,544,654

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Edwards Lifesciences Corp*	25,560	$1,907,032
		10,511,300
Health Care Providers & Services – 1.8%
Centene Corp*	53,006	4,347,022
Humana Inc	10,027	5,135,729
UnitedHealth Group Inc	4,873	2,583,567
		12,066,318
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	3,794	7,645,972
Entain PLC	380,278	6,095,958
McDonald's Corp	38,909	10,253,689
		23,995,619
Independent Power and Renewable Electricity Producers – 1.6%
RWE AG	51,801	2,303,096
Vistra Energy Corp	359,685	8,344,692
		10,647,788
Information Technology Services – 4.2%
Fidelity National Information Services Inc	38,838	2,635,158
Global Payments Inc	27,855	2,766,559
Mastercard Inc	34,814	12,105,872
Visa Inc	53,256	11,064,467
		28,572,056
Insurance – 3.0%
AIA Group Ltd	471,000	5,189,308
Aon PLC - Class A	15,534	4,662,375
Beazley PLC	228,519	1,869,979
Intact Financial Corp	14,943	2,151,381
Progressive Corp/The	52,059	6,752,573
		20,625,616
Interactive Media & Services – 2.9%
Alphabet Inc - Class C*	203,413	18,048,835
Tencent Holdings Ltd	35,100	1,491,913
		19,540,748
Internet & Direct Marketing Retail – 2.5%
Amazon.com Inc*	165,212	13,877,808
JD.Com Inc - Class A	114,559	3,220,479
		17,098,287
Life Sciences Tools & Services – 1.3%
Danaher Corp	12,216	3,242,371
Thermo Fisher Scientific Inc	10,310	5,677,614
		8,919,985
Machinery – 4.5%
Alstom SA	247,943	6,086,719
Atlas Copco AB - Class A	688,510	8,156,011
Deere & Co	21,814	9,352,971
Parker-Hannifin Corp	24,547	7,143,177
		30,738,878
Metals & Mining – 2.7%
Freeport-McMoRan Inc	143,187	5,441,106
Rio Tinto PLC	74,823	5,248,930
Teck Resources Ltd	206,814	7,817,013
		18,507,049
Oil, Gas & Consumable Fuels – 6.4%
Canadian Natural Resources Ltd	145,275	8,068,568
Cheniere Energy Inc	18,831	2,823,897
ConocoPhillips	70,872	8,362,896
EOG Resources Inc	51,284	6,642,304
Marathon Petroleum Corp	72,005	8,380,662

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
Suncor Energy Inc	188,665	$5,985,494
Total SE	57,381	3,580,934
		43,844,755
Personal Products – 1.9%
Unilever PLC	254,299	12,759,263
Pharmaceuticals – 6.2%
AstraZeneca PLC	82,978	11,258,994
Catalent Inc*	30,328	1,365,063
Eli Lilly & Co	8,768	3,207,685
Merck & Co Inc	74,774	8,296,175
Novartis AG	74,049	6,709,270
Organon & Co	58,696	1,639,379
Roche Holding AG	17,467	5,490,696
Sanofi	46,012	4,451,516
		42,418,778
Road & Rail – 1.1%
Full Truck Alliance Co (ADR)*	387,738	3,101,904
Uber Technologies Inc*	169,085	4,181,472
		7,283,376
Semiconductor & Semiconductor Equipment – 6.0%
Advanced Micro Devices Inc*	50,710	3,284,487
ASML Holding NV	28,039	15,175,433
Lam Research Corp	6,973	2,930,752
Marvell Technology Inc	72,620	2,689,845
NVIDIA Corp	45,512	6,651,124
Taiwan Semiconductor Manufacturing Co Ltd	422,000	6,151,202
Texas Instruments Inc	23,967	3,959,828
		40,842,671
Software – 7.0%
Atlassian Corp - Class A*	7,155	920,705
Autodesk Inc*	11,200	2,092,944
Constellation Software Inc/Canada	735	1,147,703
Microsoft Corp	130,749	31,356,225
ServiceNow Inc*	3,907	1,516,971
Synopsys Inc*	17,406	5,557,562
Workday Inc - Class A*	29,872	4,998,482
		47,590,592
Specialty Retail – 1.2%
O'Reilly Automotive Inc*	9,848	8,312,007
Technology Hardware, Storage & Peripherals – 4.0%
Apple Inc	207,532	26,964,633
Textiles, Apparel & Luxury Goods – 2.1%
LVMH Moet Hennessy Louis Vuitton SE	7,054	5,123,613
Moncler SpA	49,764	2,648,594
NIKE Inc - Class B	53,756	6,289,990
		14,062,197
Trading Companies & Distributors – 2.3%
Ferguson PLC	121,765	15,380,898
Wireless Telecommunication Services – 1.9%
T-Mobile US Inc*	93,866	13,141,240
Total Common Stocks (cost $507,629,155)		674,227,380
Preferred Stocks– 0.8%
Automobiles – 0.8%
Dr Ing hc F Porsche AG((cost $4,440,776)	55,272	5,606,890
Private Placements– 0.2%
Health Care Providers & Services – 0.2%
API Holdings Private Ltd*,¢,§((cost $2,347,416)	3,231,470	1,185,282

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $558,126)	558,015	$558,126
Total Investments (total cost $514,975,473) – 100.0%		681,577,678
Cash, Receivables and Other Assets, net of Liabilities – 0%		124,092
Net Assets – 100%		$681,701,770

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$462,709,993	67.9%
France	46,834,771	6.9
United Kingdom	41,006,253	6.0
Canada	30,787,696	4.5
Netherlands	27,934,696	4.1
Sweden	15,826,750	2.3
Switzerland	12,199,966	1.8
Germany	7,909,986	1.2
China	7,814,296	1.1
Taiwan	6,151,202	0.9
Japan	5,746,209	0.8
Hong Kong	5,189,308	0.8
India	4,036,440	0.6
Ireland	2,884,839	0.4
Italy	2,648,594	0.4
Denmark	1,896,679	0.3

Total	$681,577,678	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$12,027	$155	$-	$558,126
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	4,378∆	-	-	-
Total Affiliated Investments - 0.1%	$16,405	$155	$-	$558,126

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	963,925	60,431,515	(60,837,469)	558,126
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	-	48,976,868	(48,976,868)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2022 is $1,185,282, which represents 0.2% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2022)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$2,347,416	$1,185,282	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2022. The issuer incurs all registration costs.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$5,153,245	$8,661,629	$-
Banks	27,849,613	13,773,009	-
Beverages	13,171,743	12,956,738	-
Capital Markets	24,637,829	2,061,664	-
Electronic Equipment, Instruments & Components	-	7,670,739	-
Entertainment	7,352,581	5,746,209	-
Hotels, Restaurants & Leisure	17,899,661	6,095,958	-
Independent Power and Renewable Electricity Producers	8,344,692	2,303,096	-
Insurance	13,566,329	7,059,287	-
Interactive Media & Services	18,048,835	1,491,913	-
Internet & Direct Marketing Retail	13,877,808	3,220,479	-
Machinery	16,496,148	14,242,730	-
Metals & Mining	13,258,119	5,248,930	-
Oil, Gas & Consumable Fuels	40,263,821	3,580,934	-
Personal Products	-	12,759,263	-
Pharmaceuticals	14,508,302	27,910,476	-
Semiconductor & Semiconductor Equipment	19,516,036	21,326,635	-
Textiles, Apparel & Luxury Goods	6,289,990	7,772,207	-
Trading Companies & Distributors	-	15,380,898	-
All Other	234,729,834	-	-
Preferred Stocks	-	5,606,890	-
Private Placements	-	-	1,185,282
Investment Companies	-	558,126	-
Total Assets	$494,964,586	$185,427,810	$1,185,282

14	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $514,417,347)	$681,019,552
Affiliated investments, at value (cost $558,126)	558,126
Trustees' deferred compensation	22,126
Receivables:
Dividends	470,996
Foreign tax reclaims	422,482
Portfolio shares sold	32,105
Investments sold	3,067
Dividends from affiliates	2,397
Other assets	7,655
Total Assets	682,538,506
Liabilities:
Foreign cash due to custodian (cost $1,678)	1,678
Payables:	—
Advisory fees	369,459
Portfolio shares repurchased	223,043
Professional fees	48,144
12b-1 Distribution and shareholder servicing fees	46,075
Transfer agent fees and expenses	33,195
Trustees' deferred compensation fees	22,126
Custodian fees	3,601
Foreign tax liability	1,818
Affiliated portfolio administration fees payable	1,573
Trustees' fees and expenses	356
Accrued expenses and other payables	85,668
Total Liabilities	836,736
Net Assets	$681,701,770
Net Assets Consist of:
Capital (par value and paid-in surplus)	$492,578,064
Total distributable earnings (loss) (includes $1,818 of foreign capital gains tax)	189,123,706
Total Net Assets	$681,701,770
Net Assets - Institutional Shares	$482,188,373
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,639,052
Net Asset Value Per Share	$50.02
Net Assets - Service Shares	$199,513,397
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,121,262
Net Asset Value Per Share	$48.41

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Research Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$12,601,844
Dividends from affiliates	12,027
Affiliated securities lending income, net	4,378
Unaffiliated securities lending income, net	1,211
Other income	1,327
Foreign tax withheld	(585,822)
Total Investment Income	12,034,965
Expenses:
Advisory fees	4,099,295
12b-1 Distribution and shareholder servicing fees:
Service Shares	536,438
Transfer agent administrative fees and expenses:
Institutional Shares	264,150
Service Shares	107,395
Other transfer agent fees and expenses:
Institutional Shares	11,839
Service Shares	2,653
Professional fees	56,736
Custodian fees	38,827
Shareholder reports expense	38,028
Registration fees	28,865
Affiliated portfolio administration fees	18,577
Trustees’ fees and expenses	17,088
Other expenses	83,646
Total Expenses	5,303,537
Net Investment Income/(Loss)	6,731,428
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	20,100,166
Investments in affiliates	155
Total Net Realized Gain/(Loss) on Investments	20,100,321
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $4)	(202,069,524)
Total Change in Unrealized Net Appreciation/Depreciation	(202,069,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(175,237,775)

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$6,731,428	$4,422,329
Net realized gain/(loss) on investments	20,100,321	82,488,846
Change in unrealized net appreciation/depreciation	(202,069,524)	58,401,316
Net Increase/(Decrease) in Net Assets Resulting from Operations	(175,237,775)	145,312,491
Dividends and Distributions to Shareholders:
Institutional Shares	(63,786,707)	(32,926,296)
Service Shares	(26,449,252)	(12,748,040)
Net Decrease from Dividends and Distributions to Shareholders	(90,235,959)	(45,674,336)
Capital Share Transactions:
Institutional Shares	16,928,478	(19,091,566)
Service Shares	17,471,980	(4,426,458)
Net Increase/(Decrease) from Capital Share Transactions	34,400,458	(23,518,024)
Net Increase/(Decrease) in Net Assets	(231,073,276)	76,120,131
Net Assets:
Beginning of period	912,775,046	836,654,915
End of period	$681,701,770	$912,775,046

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$71.28	$63.62	$56.59	$47.13	$51.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.39	0.39	0.60	0.62
Net realized and unrealized gain/(loss)	(14.52)	10.90	10.04	12.67	(4.09)
Total from Investment Operations	(13.99)	11.29	10.43	13.27	(3.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.36)	(0.41)	(0.54)	(0.60)
Distributions (from capital gains)	(6.67)	(3.27)	(2.99)	(3.27)	—
Total Dividends and Distributions	(7.27)	(3.63)	(3.40)	(3.81)	(0.60)
Net Asset Value, End of Period	$50.02	$71.28	$63.62	$56.59	$47.13
Total Return*	(19.41)%	18.09%	20.06%	29.04%	(6.87)%
Net Assets, End of Period (in thousands)	$482,188	$653,853	$600,868	$539,915	$463,402
Average Net Assets for the Period (in thousands)	$529,234	$636,425	$516,468	$511,859	$533,418
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.77%	0.84%	0.79%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.77%	0.84%	0.79%	0.60%
Ratio of Net Investment Income/(Loss)	0.98%	0.57%	0.72%	1.13%	1.19%
Portfolio Turnover Rate	32%	20%	33%	36%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$69.31	$62.00	$55.27	$46.15	$50.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.21	0.25	0.45	0.48
Net realized and unrealized gain/(loss)	(14.11)	10.62	9.77	12.39	(4.00)
Total from Investment Operations	(13.73)	10.83	10.02	12.84	(3.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.25)	(0.30)	(0.45)	(0.50)
Distributions (from capital gains)	(6.67)	(3.27)	(2.99)	(3.27)	—
Total Dividends and Distributions	(7.17)	(3.52)	(3.29)	(3.72)	(0.50)
Net Asset Value, End of Period	$48.41	$69.31	$62.00	$55.27	$46.15
Total Return*	(19.61)%	17.80%	19.76%	28.71%	(7.08)%
Net Assets, End of Period (in thousands)	$199,513	$258,922	$235,787	$214,425	$180,168
Average Net Assets for the Period (in thousands)	$215,111	$248,792	$206,127	$198,883	$206,497
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	1.02%	1.09%	1.04%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.02%	1.09%	1.04%	0.85%
Ratio of Net Investment Income/(Loss)	0.73%	0.32%	0.47%	0.88%	0.94%
Portfolio Turnover Rate	32%	20%	33%	36%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

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emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

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at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting

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individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into

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financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2022.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

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The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.55%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

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The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $949,005 in purchases.

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4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 1,515,665	$ 20,990,124	$ -	$ -	$ (36,233)	$ 166,654,150

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 516,275,821	$200,426,740	$(33,770,772)	$ 166,655,968

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,701,203	$ 78,534,756	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,199,243	$ 41,475,093	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	161,352	$ 9,671,194	312,608	$ 21,172,671
Reinvested dividends and distributions	1,295,052	63,786,707	488,320	32,926,296
Shares repurchased	(989,945)	(56,529,423)	(1,072,453)	(73,190,533)
Net Increase/(Decrease)	466,459	$16,928,478	(271,525)	$(19,091,566)
Service Shares:
Shares sold	263,433	$14,579,709	233,267	$ 15,614,302
Reinvested dividends and distributions	554,610	26,449,252	194,479	12,748,040
Shares repurchased	(432,505)	(23,556,981)	(495,053)	(32,788,800)
Net Increase/(Decrease)	385,538	$17,471,980	(67,307)	$ (4,426,458)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$237,133,572	$ 285,177,136	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Research Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, investee company and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2022

Janus Henderson VIT Global Research Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Capital Gain Distributions	$78,534,756
Dividends Received Deduction Percentage	54%

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President Janus Henderson Global Research Portfolio	4/20-Present

Director of Research of the Adviser and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer for City National Rochdale (2018-2020), Executive Vice President and Managing Director of Global Equity at Northern Trust (2005-2018).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Research Portfolio

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81112 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

PERFORMANCE OVERVIEW

For the period from the inception date of January 26 to December 31, 2022, the Janus Henderson Global Sustainable Equity Portfolio Service Shares and Institutional Shares returned -14.44% and -14.46, respectively, compared to -11.26% for the Portfolio’s benchmark, the MSCI IndexSM.

MARKET ENVIRONMENT

Equities slumped in 2022 as valuations came under heavy pressure due to recession fears and aggressive central bank tightening.

From the beginning of the year, investor sentiment was poor. In January, spikes in inflation, mainly through COVID-19 supply disruptions, proved less transitory than policymakers anticipated, and central banks signaled their first sets of interest rate hikes since the start of the pandemic. Russia’s invasion of Ukraine caused further supply chain chaos, pushing energy prices higher and feeding multi-decade-high inflation. After starting the year at 0.25% to 0.50%, the Federal Reserve’s (Fed) policy rate ended the year at 4.25% to 4.50%.

As well as weighing on equity valuations, central banks’ rapid rate hikes spurred fears of a severe global recession. Economic data increasingly pointed to slowing or negative growth with the outlook clouded further by China’s commitment to its Zero-COVID policy. Stocks held up better in the second half of 2022, with markets rallying strongly in the fourth quarter on hopes of less frequent interest rate hikes and a softer economic landing. In such a volatile environment, markets rotated out of growth and into defensive names, inflation beneficiaries, and cheaper stocks. Energy was by far the best-performing sector while every other sector except utilities and healthcare ended the period lower. Several high-profile stocks recorded large drawdowns and weighed on performance in the information technology (IT) and growth sectors in general.

Government legislation was galvanized by the war in Ukraine, extreme weather, and fragile global supply chains. As a result, global events provided further tailwinds to sustainability trends such as reshoring and energy transition. In August, U.S. Congress passed the U.S. Inflation Reduction Act of 2022 to re-develop the country’s manufacturing infrastructure and promote cleaner energy by investing in domestic generation. The bill also incentivizes homeowners to improve energy efficiency and buy electric vehicles manufactured solely in North America. Similarly, the European Union (EU) boosted several aspects of its Green Deal and “Fit for 55” plan with higher targets for renewable energy use, emission reductions, and recycling.

PERFORMANCE DISCUSSION

Given the economic conditions for growth stocks over the period, keeping up with market returns was difficult. The Portfolio’s sector allocation was detrimental, led by zero exposure to the energy sector (due to the Portfolio’s fossil fuel exclusions) and an overweight position in the IT sector. This more than offset the benefit from our underweight allocations to the consumer discretionary and communication services sectors. The Portfolio’s stock selection detracted to a milder degree. Selection in financials was a major positive as was our lack of exposure to some of the large growth stocks – such as Tesla, Amazon, Apple, Alphabet, Meta, and PayPal – that posted heavy losses in 2022.

At the individual stock level, the biggest detractors over the period were software provider Atlassian, integrated circuit manufacturing services provider Taiwan Semiconductor Manufacturing Co. (TSMC), and real estate financing firm Walker & Dunlop.

In the first half of the period, Atlassian drifted lower along with other IT shares despite continuing to report earnings that were above estimates. The shares fell more sharply in October, however, when Atlassian cut forward guidance for the first time since its initial public offering.

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Management attributed the weakness to fewer free accounts upgrading to paid and to hiring freezes slowing growth from existing customers. Despite this, our long-term thesis is unchanged, and the firm’s growth rate has remained high in absolute terms.

TSMC posted strong earnings throughout the period, but its shares fell with other technology firms on supply-chain concerns and slowing global growth. TSMC was adversely affected by growing tensions between the U.S. and China that are especially relevant to high-tech sectors such as semiconductors. Later in the year, we exited our position in TSMC as part of our move to reduce the Portfolio’s overweight allocation to semiconductors. Regarding TSMC itself, we felt the market had priced in too little risk regarding Chinese policy toward Taiwan and the escalating U.S./China trade tensions in high-tech industries. We also expected TSMC’s returns on capital to decline as it invests in new manufacturing capacity in the U.S. and Europe.

Walker & Dunlop underperformed as rising interest rates weighed on sentiment toward commercial real estate. Markets also reacted badly to the company’s third-quarter results that showed lower transaction volumes and weaker pricing. Given Walker & Dunlop’s expertise in helping clients comply with government regulations, we remain happy with the longer-term prospects. The firm also plays a key role in programs concerning affordable housing, green lending, healthcare, senior living, and student properties.

The Portfolio’s largest individual contributors over the period all were insurers. All three companies – Humana, Aon, and Progressive – continued to show strong fundamentals, and all benefited from the outperformance of the insurance industry as a whole.

Humana posted earnings in April 2022 that exceeded expectations and raised its guidance. Management reiterated membership, revenue, and profit expectations for 2022, envisaging further membership growth in 2023. In September, Humana revised its three-year growth estimate to the upper range of the previously given guidance as utilization improved and unit costs moderated. During the year, Humana also announced a joint venture to develop additional primary care clinics, further cementing its position as one of the largest senior-focused primary care providers in the U.S. Humana is a pioneer in integrated care and has found a valuable niche by tailoring its offerings to government-sponsored programs. The company is exposed to growth in an aging population, and we have liked its ability to drive better outcomes.

Aon uses big-data analytics to help clients manage complex and emerging risks such as climate change, cyber-attacks, and risks associated with the retirement and healthcare needs of an aging population. The company posted strong results throughout 2022. In February, it posted strong earnings with year-on-year organic sales growth of 10% and better-than-expected margins. In response, Aon management announced a bigger dividend as well as a share buyback. As geopolitical and climate risks continue to grow, Aon can participate in several long-term growth opportunities while helping to make the world a safer place.

Progressive, an auto insurer that views itself as more of a data-science company, continued to show better underwriting performance than its peers over the period. The company also made progress in its nascent home insurance segment where it bought out its joint venture partner. Progressive’s data-led approach encourages safer driving habits and allows the firm to offer lower premiums. We have felt the company could continue to grow in 2023, thanks to its compelling pricing and the potential for headwinds like labor shortages and higher repair costs to ease.

Elsewhere, we sold our position in a multinational computer software company after it made an expensive-looking acquisition. We also sold positions in a Software as a Service provider and an automated tax compliance software company after both companies were acquired and closed a small position in a health and hospice provider. We initiated new positions in a telecommunications company; a provider of enterprise cloud applications for finance, HR, and planning; and a factory automation equipment manufacturer.

OUTLOOK

As we look ahead to 2023, many of the macro concerns that dominated markets in 2022 are still present. Despite these headwinds, we remain constructive on the outlook for sustainable equities. Valuation levels are generally much lower than 12 to 18 months ago; nevertheless, we continue to see opportunities for strong earnings growth.

The events of the last year have reinforced many of the secular trends on which we are focused. High energy prices and concerns over economic security and further climactic extremes have galvanized government regulation surrounding decarbonization and clean-technology

2	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

investment. Bills such as the U.S. Inflation Reduction Act of 2022 should provide multi-year growth opportunities for our companies aligned with the trends of digitalization, electrification, and reshoring.

Thank you for investing in the Janus Henderson VIT Global Sustainable Equity Portfolio.

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Humana Inc	2.34%	0.74%	Atlassian Corp - Class A	1.60%	-0.96%
Aon PLC - Class A	3.10%	0.60%	Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2.03%	-0.91%
Progressive Corp/The	2.41%	0.59%	Walker & Dunlop, Inc.	2.08%	-0.60%
Wabtec Corp	2.77%	0.56%	Knorr-Bremse AG	1.12%	-0.53%
Intact Financial Corp	2.93%	0.53%	NVIDIA Corporation	2.91%	-0.52%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	1.74%	14.96%	13.74%
	Communication Services	1.46%	2.67%	7.35%
	Consumer Discretionary	0.43%	6.08%	11.04%
	Utilities	0.35%	5.60%	3.06%
	Other**	0.22%	2.97%	0.00%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	-3.14%	38.63%	21.51%
	Energy	-1.53%	0.00%	4.98%
	Health Care	-1.19%	6.65%	13.54%
	Consumer Staples	-0.64%	0.51%	7.54%
	Industrials	-0.30%	16.46%	10.11%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.8%
Wabtec Corp
Machinery	3.3%
Aon PLC - Class A
Insurance	3.2%
Humana Inc
Health Care Providers & Services	3.0%
Intact Financial Corp
Insurance	2.9%
18.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.5%
Investment Companies	3.1%
Other	(1.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Performance

Cumulative Total Return - for the periods ended December 31, 2022		Prospectus Expense Ratios
	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-14.46%	3.10%	0.92%
Service Shares	-14.44%	4.15%	1.18%
MSCI World Index	-11.26%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to until at least April 30, 2023. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 26, 2022

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,024.40	$4.75	$1,000.00	$1,020.52	$4.74	0.93%
Service Shares	$1,000.00	$1,024.60	$4.85	$1,000.00	$1,020.42	$4.84	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– 98.5%
Auto Components – 1.8%
Aptiv PLC*	844	$78,602
Building Products – 1.0%
Advanced Drainage Systems Inc	545	44,674
Containers & Packaging – 2.0%
DS Smith PLC	23,186	90,099
Electric Utilities – 2.2%
SSE PLC	4,659	96,076
Electrical Equipment – 6.0%
Legrand SA	1,345	108,281
Nidec Corp	900	46,876
Schneider Electric SE	785	110,386
		265,543
Electronic Equipment, Instruments & Components – 8.6%
IPG Photonics Corp*	729	69,014
Keyence Corp	200	78,313
Murata Manufacturing Co Ltd	1,100	55,195
Shimadzu Corp	2,400	68,464
TE Connectivity Ltd	931	106,879
		377,865
Entertainment – 1.9%
Nintendo Co Ltd	2,000	83,764
Equity Real Estate Investment Trusts (REITs) – 3.5%
Crown Castle International Corp	398	53,985
Equinix Inc	69	45,197
Prologis Inc	483	54,449
		153,631
Food Products – 0.5%
McCormick & Co Inc/MD	267	22,132
Health Care Equipment & Supplies – 0.3%
Nanosonics Ltd*	4,673	13,621
Health Care Providers & Services – 5.1%
Encompass Health Corp	1,586	94,859
Humana Inc	257	131,633
		226,492
Independent Power and Renewable Electricity Producers – 4.0%
Boralex Inc - Class A	3,594	106,243
Innergex Renewable Energy Inc	5,816	69,596
		175,839
Information Technology Services – 2.5%
Mastercard Inc	317	110,230
Insurance – 14.0%
AIA Group Ltd	10,600	116,787
Aon PLC - Class A	470	141,066
Intact Financial Corp	889	127,992
Marsh & McLennan Cos Inc	661	109,382
Progressive Corp/The	940	121,927
		617,154
Leisure Products – 1.5%
Shimano Inc	400	63,741
Life Sciences Tools & Services – 2.4%
ICON PLC*	537	104,312
Machinery – 9.0%
Evoqua Water Technologies Corp*	2,197	87,001
Knorr-Bremse AG	1,222	66,766
Wabtec Corp	1,438	143,527
Xylem Inc/NY	878	97,080
		394,374
Professional Services – 1.7%
Wolters Kluwer NV	721	75,304

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment – 10.6%
ASML Holding NV	142	$76,854
Lam Research Corp	167	70,190
Microchip Technology Inc	1,763	123,851
NVIDIA Corp	566	82,715
Texas Instruments Inc	681	112,515
		466,125
Software – 12.8%
Atlassian Corp - Class A*	384	49,413
Autodesk Inc*	635	118,662
Bill.com Holdings Inc*	224	24,407
Cadence Design Systems Inc*	296	47,549
Linklogis Inc - Class B (144A)*	21,000	10,830
Microsoft Corp	1,074	257,567
Workday Inc - Class A*	323	54,048
		562,476
Specialty Retail – 1.3%
Home Depot Inc	184	58,118
Textiles, Apparel & Luxury Goods – 1.9%
adidas AG	242	33,031
NIKE Inc - Class B	442	51,718
		84,749
Thrifts & Mortgage Finance – 1.6%
Walker & Dunlop Inc	918	72,045
Wireless Telecommunication Services – 2.3%
T-Mobile US Inc*	733	102,620
Total Common Stocks (cost $4,924,767)		4,339,586
Investment Companies– 3.1%
Money Markets – 3.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $133,715)	133,702	133,729
Total Investments (total cost $5,058,482) – 101.6%		4,473,315
Liabilities, net of Cash, Receivables and Other Assets – (1.6)%		(68,831)
Net Assets – 100%		$4,404,484

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,870,784	64.2%
Japan	396,353	8.9
Canada	303,831	6.8
France	218,667	4.9
United Kingdom	186,175	4.2
Netherlands	152,158	3.4
Hong Kong	116,787	2.6
Ireland	104,312	2.3
Germany	99,797	2.2
Australia	13,621	0.3
China	10,830	0.2

Total	$4,473,315	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$2,885	$4	$14	$133,729

	Value at 1/26/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	-	5,525,740	(5,392,029)	133,729

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $10,830, which represents 0.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Containers & Packaging	$-	$90,099	$-
Electric Utilities	-	96,076	-
Electrical Equipment	-	265,543	-
Electronic Equipment, Instruments & Components	175,893	201,972	-
Entertainment	-	83,764	-
Health Care Equipment & Supplies	-	13,621	-
Insurance	500,367	116,787	-
Leisure Products	-	63,741	-
Machinery	327,608	66,766	-
Professional Services	-	75,304	-
Semiconductor & Semiconductor Equipment	389,271	76,854	-
Software	551,646	10,830	-
Textiles, Apparel & Luxury Goods	51,718	33,031	-
All Other	1,148,695	-	-
Investment Companies	-	133,729	-
Total Assets	$3,145,198	$1,328,117	$-

Janus Aspen Series	11

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $4,924,767)	$4,339,586
Affiliated investments, at value (cost $133,715)	133,729
Cash denominated in foreign currency (cost $1,862)	1,862
Receivables:
Due from adviser	7,754
Dividends	3,530
Dividends from affiliates	621
Foreign tax reclaims	271
Other assets	44
Total Assets	4,487,397
Liabilities:
Payables:	—
Professional fees	42,329
Investments purchased	3,769
Advisory fees	3,050
12b-1 Distribution and shareholder servicing fees	523
Transfer agent fees and expenses	426
Custodian fees	49
Affiliated portfolio administration fees payable	10
Accrued expenses and other payables	32,757
Total Liabilities	82,913
Net Assets	$4,404,484
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,151,179
Total distributable earnings (loss)	(746,695)
Total Net Assets	$4,404,484
Net Assets - Institutional Shares	$2,139,569
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	251,590
Net Asset Value Per Share	$8.50
Net Assets - Service Shares	$2,264,915
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	266,107
Net Asset Value Per Share	$8.51

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Operations

For the period ended December 31, 2022(1)

Investment Income:
Dividends	$59,311
Dividends from affiliates	2,885
Other income	1,156
Foreign tax withheld	(4,069)
Total Investment Income	59,283
Expenses:
Advisory fees	32,021
12b-1 Distribution and shareholder servicing fees:
Service Shares	598
Transfer agent administrative fees and expenses:
Institutional Shares	1,056
Service Shares	1,079
Other transfer agent fees and expenses:
Institutional Shares	449
Service Shares	445
Registration fees	76,240
Professional fees	46,185
Non-affiliated portfolio administration fees	39,332
Shareholder reports expense	6,719
Custodian fees	3,316
Affiliated portfolio administration fees	107
Trustees’ fees and expenses	106
Other expenses	847
Total Expenses	208,500
Less: Excess Expense Reimbursement and Waivers	(168,582)
Net Expenses	39,918
Net Investment Income/(Loss)	19,365
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(156,606)
Investments in affiliates	4
Total Net Realized Gain/(Loss) on Investments	(156,602)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(585,222)
Investments in affiliates	14
Total Change in Unrealized Net Appreciation/Depreciation	(585,208)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(722,445)

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Sustainable Equity Portfolio

Statements of Changes in Net Assets

Period ended December 31, 2022(1)

Operations:
Net investment income/(loss)	$19,365
Net realized gain/(loss) on investments	(156,602)
Change in unrealized net appreciation/depreciation	(585,208)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(722,445)
Dividends and Distributions to Shareholders:
Institutional Shares	(13,979)
Service Shares	(12,468)
Net Decrease from Dividends and Distributions to Shareholders	(26,447)
Capital Share Transactions:
Institutional Shares	2,513,980
Service Shares	2,639,396
Net Increase/(Decrease) from Capital Share Transactions	5,153,376
Net Increase/(Decrease) in Net Assets	4,404,484
Net Assets:
Beginning of period	—
End of period	$4,404,484

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended December 31	2022(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04
Net realized and unrealized gain/(loss)	(1.48)
Total from Investment Operations	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)
Total Dividends and Distributions	(0.06)
Net Asset Value, End of Period	$8.50
Total Return*	(14.46)%
Net Assets, End of Period (in thousands)	$2,140
Average Net Assets for the Period (in thousands)	$2,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%
Ratio of Net Investment Income/(Loss)	0.47%
Portfolio Turnover Rate	15%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended December 31	2022(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04
Net realized and unrealized gain/(loss)	(1.48)
Total from Investment Operations	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)
Total Dividends and Distributions	(0.05)
Net Asset Value, End of Period	$8.51
Total Return*	(14.44)%
Net Assets, End of Period (in thousands)	$2,265
Average Net Assets for the Period (in thousands)	$2,303
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%
Ratio of Net Investment Income/(Loss)	0.44%
Portfolio Turnover Rate	15%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Sustainable Equity Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Janus Aspen Series	17

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

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Notes to Financial Statements

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed 0.85% of the Portfolio’s average daily net assets. The Adviser has agreed to continue the waiver until at least April 30, 2023. If applicable, amounts waived and/or

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Notes to Financial Statements

reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2022, the Adviser reimbursed the Portfolio $168,582 of fees and expense that are eligible for recoupment. As of December 31, 2022, the aggregate amount of recoupment that may potentially be made to the Adviser is $168,582. The recoupment of such reimbursements expires at the latest January 26, 2025.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is

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Notes to Financial Statements

included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of December 31, 2022, shares of the Portfolio were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	49%
Service Shares	94	49

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (161,227)	$ -	$ (41)	$ (585,427)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

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Notes to Financial Statements

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (161,227)	$ -	$ (161,227)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,058,742	$ 157,054	$ (742,481)	$ (585,427)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 26,447	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Period ended December 31, 2022(1)
	Shares	Amount

Institutional Shares:
Shares sold	250,000	$2,500,001
Reinvested dividends and distributions	1,590	13,979
Shares repurchased	-	-
Net Increase/(Decrease)	251,590	$2,513,980
Service Shares:
Shares sold	269,110	$2,665,640
Reinvested dividends and distributions	1,418	12,468
Shares repurchased	(4,421)	(38,712)
Net Increase/(Decrease)	266,107	$2,639,396
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,717,130	$ 630,854	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Sustainable Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Sustainable Equity Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 26, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period January 26, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the period ended December 31, 2022:

Dividends Received Deduction Percentage	82%

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Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Portfolio	1/22-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Portfolio	1/22-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes

NotesPage1

Janus Aspen Series	45

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-93095 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Jonathan Cofsky co-portfolio manager	Denny Fish co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2022, Janus Henderson VIT Global Technology and Innovation Portfolio’s Institutional Shares and Service Shares returned -36.95% and -37.12%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned -18.11% and -31.07%, respectively.

INVESTMENT ENVIRONMENT

During the period, macro drivers buffeted the sector as investors assessed headwinds including inflation, rising rates, a potentially slowing economy, and what these mean for corporate fundamentals and stock prices. Many of the stocks aligned with the secular themes we favor remained under pressure as rising rates reduce the future value of their cash flows. Also, cyclical-growth tech stocks – another segment that we believe has the potential to deliver attractive risk-adjusted returns – were held down by the possibility of a weakening economy.

PERFORMANCE DISCUSSION

A leading detractor was Amazon.com. The size of the company makes vulnerability to the economic cycle unavoidable. Aggravating the situation was the wave of investment undertaken during the pandemic. Its current round of investment, in our view, exceeds what marketplace conditions would merit, especially as the economy enters a downturn.

Another detractor that has been affected by the slowing economy is Atlassian. The company provides project management tools for software developers, and the expectation of additional tech layoffs forced management to reduce forward guidance. Other headwinds for the company are its European exposure and the impact its transition to the cloud has on revenue recognition.

A leading relative contributor was real estate information and analytics provider CoStar. The stock had been pressured by investor trepidation toward the company’s initiative into the residential space. Consensus has since grown more comfortable with management’s ability to develop this business.

A relative contributor within the semiconductor (semi) capital equipment space was KLA. The stock rebounded from previous weakness, as investors sought exposure to the capital equipment required to fabricate the chips used across a range of industrial and consumer applications.

OUTLOOK

We expect macro developments to remain a factor until greater visibility emerges on the future path of inflation and its effect on interest rates. A higher cost of capital is a headwind for cyclically exposed tech companies, as it restrains both big-ticket corporate investments and aggregate consumption across the economy.

A softening economy can be regenerative, as it exposes weaker businesses and creates the conditions for competitively advantaged companies to emerge on the other side in an even stronger position. We expect this dynamic to play out in internet-related ecosystems as higher-quality platforms expand their reach by proving their services’ value to customers.

Another area where a slowing economy could represent opportunity is cloud computing. Also, semiconductor companies tend to price in an eventual recovery relatively early, as investors anticipate a recovery in demand.

Digital advertising may not enjoy the same fate. While we expect a flagging economy to weigh on corporate ad

Janus Aspen Series	1

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

budgets in the near term, major online ad platforms also face structural privacy-related issues.

Thank you for your investment in the Janus Henderson VIT Global Technology and Innovation Portfolio.

2	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
CoStar Group Inc	2.66%	0.68%	Atlassian Corp - Class A	2.42%	-0.89%
Mastercard Inc	5.06%	0.56%	Amazon.com Inc	4.61%	-0.77%
KLA Corp	2.55%	0.43%	Sea Ltd (ADR)	0.62%	-0.64%
Axon Enterprise Inc	0.68%	0.31%	Twilio Inc	0.62%	-0.50%
Analog Devices Inc	2.06%	0.29%	Visa Inc	0.15%	-0.49%

	2 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Other**	0.67%	2.86%	0.00%
	Industrials	0.65%	4.13%	0.00%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	-3.50%	78.12%	100.00%
	Communication Services	-1.82%	6.86%	0.00%
	Consumer Discretionary	-1.67%	6.96%	0.00%
	Financials	-0.07%	0.32%	0.00%
	Real Estate	-0.05%	0.75%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	12.7%
ASML Holding NV
Semiconductor & Semiconductor Equipment	7.6%
Mastercard Inc
Information Technology Services	5.5%
Workday Inc - Class A
Software	4.3%
CoStar Group Inc
Professional Services	3.8%
33.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.4%
Investment Companies	2.6%
Private Placements	1.0%
Warrants	0.0%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-36.95%	10.57%	15.63%	4.53%	0.73%
Service Shares	-37.12%	10.28%	15.34%	4.27%	0.97%
S&P 500 Index	-18.11%	9.42%	12.56%	6.32%
MSCI All Country World Information Technology Index	-31.07%	12.08%	15.52%	4.20%**
Morningstar Quartile - Institutional Shares	3rd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	146/268	70/199	64/177	49/110

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	5

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$998.10	$3.73	$1,000.00	$1,021.48	$3.77	0.74%
Service Shares	$1,000.00	$996.20	$4.93	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– 96.4%
Aerospace & Defense – 1.1%
Axon Enterprise Inc*	38,936	$6,460,650
Electronic Equipment, Instruments & Components – 1.2%
Amphenol Corp	67,265	5,121,557
E Ink Holdings Inc	280,000	1,465,423
		6,586,980
Equity Real Estate Investment Trusts (REITs) – 0.4%
Equinix Inc	3,418	2,238,893
Information Technology Services – 9.2%
Adyen NV (144A)*	2,478	3,428,609
Marqeta Inc - Class A*	338,524	2,068,382
Mastercard Inc	90,725	31,547,804
MongoDB Inc*	6,248	1,229,856
Okta Inc*	32,957	2,251,952
Snowflake Inc - Class A*	42,696	6,128,584
Square Inc*	31,344	1,969,657
Wix.com Ltd*	46,872	3,601,176
		52,226,020
Interactive Media & Services – 4.0%
Alphabet Inc - Class C*	169,936	15,078,421
Meta Platforms Inc - Class A*	66,314	7,980,227
		23,058,648
Internet & Direct Marketing Retail – 3.8%
Amazon.com Inc*	155,695	13,078,380
MercadoLibre Inc*	10,315	8,728,966
		21,807,346
Professional Services – 3.8%
CoStar Group Inc*	277,981	21,482,372
Road & Rail – 0.2%
Grab Holdings Ltd - Class A*	432,265	1,391,893
Semiconductor & Semiconductor Equipment – 32.1%
Advanced Micro Devices Inc*	237,653	15,392,785
Analog Devices Inc	92,815	15,224,444
Applied Materials Inc	77,191	7,516,860
ASML Holding NV	80,194	43,403,068
KLA Corp	54,646	20,603,181
Lam Research Corp	45,295	19,037,488
Marvell Technology Inc	255,686	9,470,609
NVIDIA Corp	107,256	15,674,392
NXP Semiconductors NV	29,312	4,632,175
ON Semiconductor Corp*	47,521	2,963,885
Taiwan Semiconductor Manufacturing Co Ltd	859,000	12,521,049
Texas Instruments Inc	98,737	16,313,327
		182,753,263
Software – 35.6%
Atlassian Corp - Class A*	120,460	15,500,793
Cadence Design Systems Inc*	68,844	11,059,100
CCC Intelligent Solutions Holdings Inc*	712,625	6,199,837
Ceridian HCM Holding Inc*	85,652	5,494,576
Constellation Software Inc/Canada	8,863	13,839,583
Dynatrace Inc*	161,730	6,194,259
HubSpot Inc*	9,241	2,671,850
Microsoft Corp	302,034	72,433,794
Nice Ltd (ADR)*	33,162	6,377,053
Olo Inc - Class A*	197,362	1,233,513
Pagerduty Inc*	110,756	2,941,679
Paylocity Holding Corp*	17,755	3,449,086
Procore Technologies Inc*	107,852	5,088,457
ServiceNow Inc*	24,564	9,537,464
Synopsys Inc*	15,353	4,902,059

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Software– (continued)
Tyler Technologies Inc*	35,755	$11,527,770
Workday Inc - Class A*	146,366	24,491,423
		202,942,296
Technology Hardware, Storage & Peripherals – 3.5%
Apple Inc	154,689	20,098,742
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	61,118	8,556,520
Total Common Stocks (cost $436,604,230)		549,603,623
Private Placements– 1.0%
Professional Services – 0.2%
Apartment List Inc*,¢,§	485,075	1,081,717
Software – 0.8%
Magic Leap Inc - Class A private equity common shares*,¢,§	3,260	0
Via Transportation Inc - Preferred shares*,¢,§	86,990	3,839,739
Via Transportation Inc - private equity common shares*,¢,§	10,455	461,484
		4,301,223
Total Private Placements (cost $7,734,745)		5,382,940
Warrants– 0%
Road & Rail – 0%
Grab Holdings Ltd, expires 12/1/26*((cost $141,055)	44,659	23,995
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $14,942,613)	14,941,120	14,944,109
Total Investments (total cost $459,422,643) – 100.0%		569,954,667
Cash, Receivables and Other Assets, net of Liabilities – 0%		185,133
Net Assets – 100%		$570,139,800

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$475,173,852	83.4%
Netherlands	46,831,677	8.2
Taiwan	13,986,472	2.5
Canada	13,839,583	2.4
Israel	9,978,229	1.8
Argentina	8,728,966	1.5
Singapore	1,415,888	0.2

Total	$569,954,667	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$422,614	$665	$1,496	$14,944,109
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	19,627∆	-	-	-
Total Affiliated Investments - 2.6%	$442,241	$665	$1,496	$14,944,109

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	16,336,249	161,043,864	(162,438,165)	14,944,109
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	7,875,534	33,536,362	(41,411,896)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2022 is $3,428,609, which represents 0.6% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2022.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2022 is $5,382,940, which represents 0.94% of net assets.
£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2022)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$1,771,979	$1,081,717	0.19%
Magic Leap Inc - Class A private equity common shares	10/5/17	1,585,170	0	0.00
Via Transportation Inc - Preferred shares	11/4/21	3,925,258	3,839,739	0.67
Via Transportation Inc - private equity common shares	12/2/21	452,338	461,484	0.08
Total		$7,734,745	$5,382,940	0.94%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2022. The issuer incurs all registration costs.

Janus Aspen Series	11

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Electronic Equipment, Instruments & Components	$5,121,557	$1,465,423	$-
Information Technology Services	48,797,411	3,428,609	-
Semiconductor & Semiconductor Equipment	126,829,146	55,924,117	-
All Other	308,037,360	-	-
Private Placements	-	-	5,382,940
Warrants	23,995	-	-
Investment Companies	-	14,944,109	-
Total Assets	$488,809,469	$75,762,258	$5,382,940

12	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $444,480,030)	$555,010,558
Affiliated investments, at value (cost $14,942,613)	14,944,109
Trustees' deferred compensation	18,483
Receivables:
Portfolio shares sold	650,822
Dividends	170,586
Dividends from affiliates	89,625
Foreign tax reclaims	694
Other assets	6,227
Total Assets	570,891,104
Liabilities:
Payables:	—
Advisory fees	340,744
Portfolio shares repurchased	139,343
12b-1 Distribution and shareholder servicing fees	125,083
Professional fees	49,408
Transfer agent fees and expenses	27,870
Trustees' deferred compensation fees	18,483
Custodian fees	2,015
Affiliated portfolio administration fees payable	1,331
Trustees' fees and expenses	277
Accrued expenses and other payables	46,750
Total Liabilities	751,304
Net Assets	$570,139,800
Net Assets Consist of:
Capital (par value and paid-in surplus)	$513,309,049
Total distributable earnings (loss)	56,830,751
Total Net Assets	$570,139,800
Net Assets - Institutional Shares	$34,566,488
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,343,988
Net Asset Value Per Share	$10.34
Net Assets - Service Shares	$535,573,312
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	51,446,024
Net Asset Value Per Share	$10.41

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$3,614,730
Dividends from affiliates	422,614
Affiliated securities lending income, net	19,627
Unaffiliated securities lending income, net	735
Other income	84
Foreign tax withheld	(198,292)
Total Investment Income	3,859,498
Expenses:
Advisory fees	4,209,296
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,537,863
Transfer agent administrative fees and expenses:
Institutional Shares	20,646
Service Shares	308,205
Other transfer agent fees and expenses:
Institutional Shares	966
Service Shares	7,628
Professional fees	56,442
Custodian fees	16,967
Affiliated portfolio administration fees	16,442
Trustees’ fees and expenses	14,931
Shareholder reports expense	1,248
Registration fees	293
Other expenses	79,650
Total Expenses	6,270,577
Net Investment Income/(Loss)	(2,411,079)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(59,566,653)
Investments in affiliates	665
Total Net Realized Gain/(Loss) on Investments	(59,565,988)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(280,125,098)
Investments in affiliates	1,496
Total Change in Unrealized Net Appreciation/Depreciation	(280,123,602)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(342,100,669)

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$(2,411,079)	$(4,206,315)
Net realized gain/(loss) on investments	(59,565,988)	123,414,165
Change in unrealized net appreciation/depreciation	(280,123,602)	20,265,234
Net Increase/(Decrease) in Net Assets Resulting from Operations	(342,100,669)	139,473,084
Dividends and Distributions to Shareholders:
Institutional Shares	(7,665,574)	(7,520,075)
Service Shares	(112,948,823)	(107,940,768)
Net Decrease from Dividends and Distributions to Shareholders	(120,614,397)	(115,460,843)
Capital Share Transactions:
Institutional Shares	4,973,863	6,607,340
Service Shares	90,429,122	122,969,787
Net Increase/(Decrease) from Capital Share Transactions	95,402,985	129,577,127
Net Increase/(Decrease) in Net Assets	(367,312,081)	153,589,368
Net Assets:
Beginning of period	937,451,881	783,862,513
End of period	$570,139,800	$937,451,881

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.75	$20.34	$14.88	$11.06	$11.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.05)	(0.01)	0.02	0.01
Net realized and unrealized gain/(loss)	(7.60)	3.47	7.04	4.81	0.20
Total from Investment Operations	(7.62)	3.42	7.03	4.83	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	—	—
Distributions (from capital gains)	(2.79)	(2.96)	(1.57)	(1.01)	(0.55)
Total Dividends and Distributions	(2.79)	(3.01)	(1.57)	(1.01)	(0.55)
Net Asset Value, End of Period	$10.34	$20.75	$20.34	$14.88	$11.06
Total Return*	(36.95)%	18.01%	51.20%	45.17%	1.19%
Net Assets, End of Period (in thousands)	$34,566	$59,208	$51,009	$34,515	$24,240
Average Net Assets for the Period (in thousands)	$41,432	$56,037	$39,592	$30,035	$27,658
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.75%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	(0.14)%	(0.25)%	(0.07)%	0.11%	0.09%
Portfolio Turnover Rate	43%	47%	44%	30%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.91	$20.51	$15.03	$11.19	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.10)	(0.05)	(0.02)	(0.02)
Net realized and unrealized gain/(loss)	(7.66)	3.49	7.10	4.87	0.20
Total from Investment Operations	(7.71)	3.39	7.05	4.85	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—	—	—
Distributions (from capital gains)	(2.79)	(2.96)	(1.57)	(1.01)	(0.55)
Total Dividends and Distributions	(2.79)	(2.99)	(1.57)	(1.01)	(0.55)
Net Asset Value, End of Period	$10.41	$20.91	$20.51	$15.03	$11.19
Total Return*	(37.12)%	17.69%	50.80%	44.82%	0.91%
Net Assets, End of Period (in thousands)	$535,573	$878,244	$732,854	$508,622	$370,831
Average Net Assets for the Period (in thousands)	$618,321	$822,224	$577,972	$449,847	$416,626
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.97%	0.99%	0.99%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.99%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.49)%	(0.32)%	(0.13)%	(0.16)%
Portfolio Turnover Rate	43%	47%	44%	30%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

18	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

20	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2022.

22	DECEMBER 31, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Portfolio’s average daily net assets for at least a one-year period commencing April 29, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (58,160,952)	$ -	$ (18,293)	$115,009,996

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(58,160,952)	$ -	$ (58,160,952)

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 462,324,253	$164,077,113	$(49,067,117)	$ 115,009,996

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 120,614,397	$ -	$ 2,402,787

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,920,850	$ 109,539,993	$ -	$ 4,573,398

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	740,195	$ 9,660,917	648,301	$ 13,535,458
Reinvested dividends and distributions	729,360	7,665,574	392,488	7,520,075
Shares repurchased	(978,994)	(12,352,628)	(695,151)	(14,448,193)
Net Increase/(Decrease)	490,561	$ 4,973,863	345,638	$ 6,607,340
Service Shares:
Shares sold	8,436,579	$113,407,136	7,348,585	$154,522,960
Reinvested dividends and distributions	10,655,549	112,948,823	5,584,106	107,940,768
Shares repurchased	(9,644,885)	(135,926,837)	(6,674,085)	(139,493,941)
Net Increase/(Decrease)	9,447,243	$ 90,429,122	6,258,606	$122,969,787

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$285,196,685	$ 315,072,281	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Technology and Innovation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Technology and Innovation Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and investee companies. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Capital Gain Distributions	$127,993,979

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Portfolio Manager Janus Henderson Global Technology and Innovation Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Henderson Global Technology and Innovation Portfolio	1/16-Present	Head of Technology Sector Research Team of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81119 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended December 31, 2022, the Janus Henderson VIT Mid Cap Value Portfolio’s institutional shares and service shares returned -5.56% and -5.77%, respectively, outperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned -12.03%. Stock selection drove relative outperformance, especially in the financials, real estate, and health care sectors. Stock selection in the energy and information technology sectors detracted from relative performance.

INVESTMENT ENVIRONMENT

Mid-cap stocks declined along with the rest of the U.S. equity market in 2022, as soaring inflation, rising interest rates, and recession fears led to market turbulence. Equities faced volatility early in 2022 as supply constraints, geopolitical uncertainty, and surging commodity prices weighed on investor sentiment, especially in the aftermath of the Russian invasion of Ukraine. Expectations for more restrictive Federal Reserve (Fed) policy also triggered a sell-off in higher-valuation growth stocks. The Fed raised interest rates by 25 basis points (bps) in March but moved more aggressively with a 50 bps increase in May followed by a series of consecutive 75 bps rate hikes between June and November. The Fed opted for a 50 bps increase in December, raising hopes for a slower pace of monetary tightening in 2023. These hopes, along with some signs of moderating inflation, led markets to regain some ground in the fourth quarter. While some areas of the market have seen downward pressure on earnings and forward estimates, many cyclically exposed companies continued to post strong earnings results during the fourth quarter, defying forecasts that earnings were at risk for downside surprises. However, stocks still ended the year with broad-based declines due in part to signs of slowing growth and downward revisions to corporate earnings forecasts. Value stocks outperformed growth as a higher interest rate environment fueled a market rotation away from more speculative, high-valuation stocks. Investors were also more selective and rewarded companies with resilient earnings, high-quality balance sheets, and strong free cash flow that reduced the need for capital markets funding.

PERFORMANCE DISCUSSION

We were pleased to see many of our investments with the higher quality characteristics that we always seek rewarded during the year, as companies with strong balance sheets and positive earnings outperformed lower-quality companies. First Horizon National was a standout performer in the financials sector. The stock surged higher on news that the Memphis-based bank is being acquired by Toronto-Dominion Bank for a sizable premium. This merger is expected to close in early 2023.

Cardinal Health was a top contributor in the healthcare sector. Cardinal provides cost-effective pharmaceutical distribution and other services to hospitals and healthcare providers, a business that has historically delivered stable returns that were especially attractive to investors in a less certain economic environment.

A strong demand and pricing environment supported several our commodities-related investments. These included cost-advantaged oil and natural gas producers such as Coterra Energy, another top contributor to relative performance.

On a negative note, economic concerns pressured several consumer discretionary holdings including sportswear and casual apparel company Hanesbrands which saw sales slow as inflation squeezed consumer budgets and large retailers had excess inventory. We exited the stock given concerns over consumer spending and margin pressure.

In the information technology sector, our overweight exposure to semiconductor companies hindered relative performance as worries over slowing global chip demand led to a sell-off in semiconductor-related stocks. Teradyne, a provider of semiconductor testing equipment,

Janus Aspen Series	1

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

was among our detractors, as the company issued cautious guidance due to supply shortages and higher materials costs. A clouded outlook for semiconductor-related capital spending also hurt stock performance for MKSI Instruments which makes instrumentation tools used in chip production. We exited our position in MKSI given the clouded outlook.

The portfolio ended the period overweight in the health care, industrials, materials, communication services, energy, information technology, and consumer staples sectors. It was underweight in the utilities, financials, real estate, and consumer discretionary sectors.

OUTLOOK

We believe valuations now appear more attractive than they did at the start of 2022, presenting us with many compelling investment opportunities. This is particularly the case for smaller market-cap stocks that have underperformed large-cap stocks for six straight years. Given this market backdrop, we are finding potential opportunities among the lower end of the midcap capitalization spectrum. In addition, we recognize the potential for continued market volatility as past Fed rate hikes are absorbed into an already slowing economy. Future rate hikes may set the stage for even slower economic growth as the Fed continues to combat inflation. A slower-growing economy presents a heightened risk for downward earnings revisions in 2023. We see a heightened risk of slower consumer spending if layoffs increase and households deplete the savings they built during the pandemic. As always, we look to be opportunistic and capitalize on market volatility while adhering to our defensive value approach. Investors should be prepared for a wide variety of outcomes as the Fed will not prematurely declare a win over inflation. In such uncertain times, defense is best, and we believe our continued emphasis on owning companies with strong balance sheets, consistent free cash flow, and earnings will be important to generating strong investment performance.

Thank you for your investment in the Janus Henderson VIT Mid Cap Value Portfolio.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Coterra Energy Inc	2.32%	0.77%	Hanesbrands Inc	0.83%	-0.46%
First Horizon National Corp	1.16%	0.77%	Teradyne Inc	1.13%	-0.44%
Cardinal Health Inc	1.60%	0.70%	Equity LifeStyle Properties Inc	2.49%	-0.39%
Lamb Weston Holdings Inc	1.54%	0.68%	MKS Instruments Inc	0.58%	-0.38%
Burlington Stores Inc	0.74%	0.60%	F5 Networks Inc	1.08%	-0.37%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Financials	2.47%	15.12%	17.34%
	Real Estate	1.29%	8.46%	11.33%
	Health Care	1.26%	10.91%	7.45%
	Consumer Discretionary	1.19%	7.22%	9.72%
	Consumer Staples	0.88%	4.39%	4.38%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Energy	-0.74%	6.01%	6.23%
	Information Technology	-0.60%	9.47%	9.28%
	Utilities	-0.59%	5.06%	8.31%
	Communication Services	0.15%	5.04%	3.51%
	Other**	0.55%	2.66%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Laboratory Corp of America Holdings
Health Care Providers & Services	2.6%
Hartford Financial Services Group Inc
Insurance	2.5%
Baker Hughes Co
Energy Equipment & Services	2.4%
Burlington Stores Inc
Specialty Retail	2.3%
Entergy Corp
Electric Utilities	2.1%
11.9%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Repurchase Agreements	1.7%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡
Institutional Shares	-5.56%	4.75%	8.52%	9.54%#	0.67%
Service Shares	-5.77%	4.49%	8.25%	9.10%*	0.92%
Russell Midcap Value Index	-12.03%	5.72%	10.11%	10.37%**
Morningstar Quartile - Service Shares	2nd	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	119/411	299/393	281/335	141/229

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 29, 2022. See Financial Highlights for actual expense ratios during the reporting period.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	5

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,076.60	$3.45	$1,000.00	$1,021.88	$3.36	0.66%
Service Shares	$1,000.00	$1,074.90	$4.76	$1,000.00	$1,020.62	$4.63	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 98.2%
Aerospace & Defense – 3.1%
BWX Technologies Inc	30,365	$1,763,599
L3Harris Technologies Inc	9,076	1,889,714
		3,653,313
Auto Components – 1.9%
Aptiv PLC*	12,529	1,166,826
Autoliv Inc	14,276	1,093,256
		2,260,082
Banks – 6.1%
Citizens Financial Group Inc	42,197	1,661,296
Regions Financial Corp	70,007	1,509,351
SVB Financial Group*	2,624	603,887
Synovus Financial Corp	39,276	1,474,814
Webster Financial Corp	24,301	1,150,409
Zions Bancorp NA	16,295	801,062
		7,200,819
Building Products – 3.0%
Armstrong World Industries Inc	12,762	875,346
Carlisle Cos Inc	5,920	1,395,048
Fortune Brands Home & Security Inc	20,136	1,149,967
Masterbrand Inc*	20,136	152,027
		3,572,388
Capital Markets – 2.6%
Jefferies Financial Group Inc	26,982	924,943
State Street Corp	27,309	2,118,359
		3,043,302
Chemicals – 4.8%
Axalta Coating Systems Ltd*	49,278	1,255,111
Corteva Inc	34,067	2,002,458
FMC Corp	12,215	1,524,432
Westlake Chemical Corp	8,897	912,298
		5,694,299
Commercial Services & Supplies – 1.7%
Waste Connections Inc	15,286	2,026,312
Construction Materials – 1.2%
Martin Marietta Materials Inc	4,169	1,408,997
Containers & Packaging – 2.0%
Graphic Packaging Holding Co	67,207	1,495,356
Sonoco Products Co	13,093	794,876
		2,290,232
Electric Utilities – 4.0%
Alliant Energy Corp	40,269	2,223,252
Entergy Corp	21,896	2,463,300
		4,686,552
Electrical Equipment – 3.3%
Acuity Brands Inc	9,095	1,506,223
AMETEK Inc	16,788	2,345,619
		3,851,842
Electronic Equipment, Instruments & Components – 2.4%
Insight Enterprises Inc*	3,615	362,476
Vontier Corp	77,045	1,489,280
Zebra Technologies Corp*	3,900	999,999
		2,851,755
Energy Equipment & Services – 2.4%
Baker Hughes Co	95,731	2,826,937
Entertainment – 3.1%
Activision Blizzard Inc	23,477	1,797,164
Take-Two Interactive Software Inc*	17,332	1,804,781
		3,601,945

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs) – 8.6%
Alexandria Real Estate Equities Inc	12,320	$1,794,655
Apple Hospitality Inc	113,215	1,786,533
Equity LifeStyle Properties Inc	37,757	2,439,102
Lamar Advertising Co	19,453	1,836,363
STAG Industrial Inc	30,705	992,079
Weyerhaeuser Co	41,296	1,280,176
		10,128,908
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	10,234	2,295,998
Food Products – 2.3%
Kellogg Co	17,766	1,265,650
Lamb Weston Holdings Inc	16,626	1,485,699
		2,751,349
Health Care Equipment & Supplies – 2.8%
Envista Holdings Corp*	35,454	1,193,736
Globus Medical Inc*	27,741	2,060,324
		3,254,060
Health Care Providers & Services – 7.0%
Cardinal Health Inc	22,882	1,758,939
Henry Schein Inc*	28,114	2,245,465
Humana Inc	2,149	1,100,696
Laboratory Corp of America Holdings	13,061	3,075,604
		8,180,704
Information Technology Services – 2.0%
Fidelity National Information Services Inc	26,320	1,785,812
Global Payments Inc	5,813	577,347
		2,363,159
Insurance – 6.7%
Globe Life Inc	16,786	2,023,552
Hartford Financial Services Group Inc	38,227	2,898,754
Reinsurance Group of America Inc	8,849	1,257,355
RenaissanceRe Holdings Ltd	9,054	1,668,019
		7,847,680
Life Sciences Tools & Services – 1.4%
Agilent Technologies Inc	7,174	1,073,589
Charles River Laboratories International Inc*	2,427	528,843
		1,602,432
Machinery – 2.0%
Lincoln Electric Holdings Inc	11,692	1,689,377
Oshkosh Corp	6,851	604,190
		2,293,567
Media – 1.3%
Fox Corp - Class B	54,984	1,564,295
Metals & Mining – 1.2%
Freeport-McMoRan Inc	38,379	1,458,402
Multi-Utilities – 0.7%
DTE Energy Co	7,242	851,152
Oil, Gas & Consumable Fuels – 3.4%
Cabot Oil & Gas Corp	89,437	2,197,467
Pioneer Natural Resources Co	7,901	1,804,509
		4,001,976
Road & Rail – 1.5%
Canadian Pacific Railway Ltd	15,253	1,137,721
Landstar System Inc	3,794	618,043
		1,755,764
Semiconductor & Semiconductor Equipment – 3.1%
Lam Research Corp	1,577	662,813
Microchip Technology Inc	22,813	1,602,613

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Teradyne Inc	15,497	$1,353,663
		3,619,089
Software – 1.7%
Black Knight Inc*	17,047	1,052,652
Nice Ltd (ADR)*	4,755	914,387
		1,967,039
Specialty Retail – 6.1%
AutoZone Inc*	656	1,617,814
Bath & Body Works Inc	30,301	1,276,884
Burlington Stores Inc*	13,318	2,700,358
O'Reilly Automotive Inc*	1,922	1,622,226
		7,217,282
Trading Companies & Distributors – 2.8%
GATX Corp	13,007	1,383,164
MSC Industrial Direct Co Inc	23,530	1,922,401
		3,305,565
Total Common Stocks (cost $91,605,985)		115,427,196
Repurchase Agreements– 1.7%
ING Financial Markets LLC, Joint repurchase agreement, 4.2600%, dated 12/30/22, maturing 1/3/23 to be repurchased at $2,000,947 collateralized by $2,348,223 in U.S. Treasuries 0.2500% - 5.3750%, 6/15/24 - 5/15/52 with a value of $2,040,966((cost $2,000,000)	$2,000,000	2,000,000
Total Investments (total cost $93,605,985) – 99.9%		117,427,196
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		147,825
Net Assets – 100%		$117,575,021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$114,281,832	97.3%
Canada	1,137,721	1.0
Sweden	1,093,256	0.9
Israel	914,387	0.8

Total	$117,427,196	100.0%

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,000,000	$—	$(2,000,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$115,427,196	$-	$-
Repurchase Agreements	-	2,000,000	-
Total Assets	$115,427,196	$2,000,000	$-

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $91,605,985)	$115,427,196
Repurchase agreements, at value (cost $2,000,000)	2,000,000
Cash	195,177
Trustees' deferred compensation	3,817
Receivables:
Dividends	167,175
Portfolio shares sold	74,731
Interest	947
Other assets	1,261
Total Assets	117,870,304
Liabilities:
Payables:	—
Portfolio shares repurchased	140,895
Advisory fees	54,352
Professional fees	40,374
12b-1 Distribution and shareholder servicing fees	15,193
Transfer agent fees and expenses	5,847
Trustees' deferred compensation fees	3,817
Custodian fees	504
Affiliated portfolio administration fees payable	269
Trustees' fees and expenses	63
Accrued expenses and other payables	33,969
Total Liabilities	295,283
Net Assets	$117,575,021
Net Assets Consist of:
Capital (par value and paid-in surplus)	$90,397,170
Total distributable earnings (loss)	27,177,851
Total Net Assets	$117,575,021
Net Assets - Institutional Shares	$51,231,214
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,131,028
Net Asset Value Per Share	$16.36
Net Assets - Service Shares	$66,343,807
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,240,870
Net Asset Value Per Share	$15.64

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$2,112,703
Interest	45,051
Foreign tax withheld	(3,569)
Total Investment Income	2,154,185
Expenses:
Advisory fees	600,193
12b-1 Distribution and shareholder servicing fees:
Service Shares	175,470
Transfer agent administrative fees and expenses:
Institutional Shares	25,340
Service Shares	35,114
Other transfer agent fees and expenses:
Institutional Shares	1,420
Service Shares	1,284
Non-affiliated portfolio administration fees	47,436
Professional fees	41,554
Registration fees	23,366
Shareholder reports expense	18,721
Affiliated portfolio administration fees	3,023
Custodian fees	3,001
Trustees’ fees and expenses	2,833
Other expenses	3,122
Total Expenses	981,877
Net Investment Income/(Loss)	1,172,308
Net Realized Gain/(Loss) on Investments:
Investments	3,262,487
Total Net Realized Gain/(Loss) on Investments	3,262,487
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(11,525,356)
Total Change in Unrealized Net Appreciation/Depreciation	(11,525,356)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,090,561)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$1,172,308	$998,826
Net realized gain/(loss) on investments	3,262,487	12,968,913
Change in unrealized net appreciation/depreciation	(11,525,356)	8,552,472
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,090,561)	22,520,211
Dividends and Distributions to Shareholders:
Institutional Shares	(4,575,481)	(248,276)
Service Shares	(6,360,632)	(228,918)
Net Decrease from Dividends and Distributions to Shareholders	(10,936,113)	(477,194)
Capital Share Transactions:
Institutional Shares	(118,995)	710,776
Service Shares	(1,250,483)	(2,287,624)
Net Increase/(Decrease) from Capital Share Transactions	(1,369,478)	(1,576,848)
Net Increase/(Decrease) in Net Assets	(19,396,152)	20,466,169
Net Assets:
Beginning of period	136,971,173	116,505,004
End of period	$117,575,021	$136,971,173

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.12	$16.04	$16.73	$14.08	$18.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.16	0.18	0.21	0.17
Net realized and unrealized gain/(loss)	(1.34)	3.00	(0.41)	3.90	(2.40)
Total from Investment Operations	(1.16)	3.16	(0.23)	4.11	(2.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.08)	(0.18)	(0.19)	(0.18)
Distributions (from capital gains)	(1.37)	—	(0.28)	(1.27)	(1.53)
Total Dividends and Distributions	(1.60)	(0.08)	(0.46)	(1.46)	(1.71)
Net Asset Value, End of Period	$16.36	$19.12	$16.04	$16.73	$14.08
Total Return*	(5.56)%	19.73%	(0.92)%	30.35%	(13.63)%
Net Assets, End of Period (in thousands)	$51,231	$58,536	$48,538	$45,771	$36,265
Average Net Assets for the Period (in thousands)	$50,719	$54,542	$40,480	$41,788	$42,219
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.81%	0.81%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.81%	0.81%	0.81%
Ratio of Net Investment Income/(Loss)	1.12%	0.90%	1.24%	1.32%	1.03%
Portfolio Turnover Rate	48%	63%	44%	43%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.36	$15.42	$16.12	$13.62	$17.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.12	0.13	0.16	0.13
Net realized and unrealized gain/(loss)	(1.30)	2.87	(0.40)	3.77	(2.32)
Total from Investment Operations	(1.16)	2.99	(0.27)	3.93	(2.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.05)	(0.15)	(0.16)	(0.15)
Distributions (from capital gains)	(1.37)	—	(0.28)	(1.27)	(1.53)
Total Dividends and Distributions	(1.56)	(0.05)	(0.43)	(1.43)	(1.68)
Net Asset Value, End of Period	$15.64	$18.36	$15.42	$16.12	$13.62
Total Return*	(5.77)%	19.42%	(1.21)%	30.05%	(13.82)%
Net Assets, End of Period (in thousands)	$66,344	$78,435	$67,967	$72,167	$62,334
Average Net Assets for the Period (in thousands)	$70,295	$74,166	$62,469	$68,198	$72,480
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	1.06%	1.05%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	1.06%	1.05%	1.06%
Ratio of Net Investment Income/(Loss)	0.86%	0.68%	0.97%	1.06%	0.78%
Portfolio Turnover Rate	48%	63%	44%	43%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

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emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

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Notes to Financial Statements

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by

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counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets for at least a one-year period commencing April 29, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Notes to Financial Statements

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment

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adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $548,232 in purchases and $115,122 in sales, resulting in a net realized gain of $64,553. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 230,625	$ 3,326,174	$ -	$ -	$ (3,357)	$ 23,624,409

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$93,802,787	$27,951,758	$ (4,327,349)	$ 23,624,409

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,478,951	$ 9,457,162	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 477,194	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	805,107	$13,798,789	714,567	$12,784,490
Reinvested dividends and distributions	294,998	4,575,481	13,398	248,276
Shares repurchased	(1,031,082)	(18,493,265)	(692,363)	(12,321,990)
Net Increase/(Decrease)	69,023	$ (118,995)	35,602	$ 710,776
Service Shares:
Shares sold	340,897	$ 5,558,864	496,689	$ 8,637,228
Reinvested dividends and distributions	429,092	6,360,632	12,864	228,918
Shares repurchased	(800,547)	(13,169,979)	(645,292)	(11,153,770)
Net Increase/(Decrease)	(30,558)	$(1,250,483)	(135,739)	$(2,287,624)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$56,408,099	$ 66,373,170	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Section 163(j) Interest Dividend	2%
Capital Gain Distributions	$9,457,162
Dividends Received Deduction Percentage	80%

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

36	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

38	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

40	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

42	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81122 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2022, the Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned -8.60% and -8.84%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-USA IndexSM, returned -16.00% during the period.

MARKET ENVIRONMENT

Stocks declined over the 12-month period as soaring inflation, rising interest rates, and recession fears led to market turbulence. Stocks started out the year with volatility as worsening price pressures raised expectations for more restrictive central bank policies. Volatility increased further late in the first quarter after Russia’s invasion of Ukraine sent commodity prices soaring while raising concerns about supply disruptions. Market volatility continued as record-high inflation in many countries led to synchronized and often aggressive policy tightening. Concerns about a looming European energy crisis, as Russia reduced gas supplies, added to negative sentiment in the third quarter, further pressuring equity performance. Global equities regained some ground in the fourth quarter as signs of moderating inflation raised hopes for a slower pace of policy tightening in 2023. Investors also revised their worst fears over a potential European energy crisis and the global economic outlook. Despite this rally, stocks still ended the year with notable declines.

PERFORMANCE DISCUSSION

The Portfolio’s relative performance was primarily driven by stock selection, and in particular from investments in several undervalued materials producers that enjoyed higher commodity prices. These included Teck Resources and Canadian Natural Resources. Common themes among these companies were strong earnings and excess cash flows, which they distributed to shareholders in the form of higher dividends or used to repurchase stock or pay down debt – strategies we believe demonstrate a commitment to maximizing shareholder value. Teck Resources is also shifting more of its operations to sustainable metals, such as copper, that are essential to the green energy transition. While global copper demand is rising, copper production is growing more costly and difficult as stores of easily accessible ore are depleted. Given these dynamics, we expect copper prices to rise over the long term, benefiting cost-advantaged producers such as Teck Resources.

Global pharmaceutical firm AstraZeneca was another strong performer for the year, supported by clinical positive trial results for its cancer drug Enhertu. In clinical trials, this drug showed additional efficacy in treating breast cancer tumors with low levels of HER2. We believe this could potentially expand the scope of approval for the drug and result in higher revenues. AstraZeneca’s strong pipeline, improving operating leverage, and attractive valuation continue to warrant capital allocation.

Another individual contributor to the Portfolio’s relative performance included luggage company Samsonite International. Our thesis for the Hong Kong-listed luggage maker remained firmly on track during the year, as its stock advanced thanks to margin expansion combined with a strong sales recovery in the Americas and Europe. Cost reductions that were initially planned under a new management team before COVID-19 are finally evident, as travel and luggage sales return to pre-pandemic levels in many parts of the world. During the pandemic-related slowdown in travel, we felt confident that Samsonite’s strong brand and share of voice would enable it to emerge in an even stronger competitive position. We are optimistic that as China relaxes its zero-tolerance COVID-19 policy, travel in China will also recover, further benefiting Samsonite revenues.

On a negative note, relative performance was hindered by our investment in Ferguson, a distributor of plumbing and HVAC supplies. The stock faced headwinds early in 2022 due to technical factors related to the shift of its primary listing from the U.K. to the U.S. Concerns about rising

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Janus Henderson VIT Overseas Portfolio (unaudited)

interest rates, supply chain issues, and slowing residential construction also pressured the stock. On a positive note, Ferguson benefited from continued strong business trends in industrial and infrastructure construction. This helped the company report better-than-expected third-quarter results, leading to some recovery in the stock in the fourth quarter. While we reduced our position over the period, we remain invested in Ferguson due to its strong competitive position and attractive valuation relative to peers.

Entain was another detractor, as the stock faced headwinds due to uncertainty over potential U.K. gambling regulations. We believed these concerns were exaggerated, and we remain impressed by Entain’s competitive positioning and proprietary online gaming technology. For these reasons, we used the pullback in the stock price to add to our position.

Chip manufacturer Taiwan Semiconductor Manufacturing Company (TSMC) was another detractor. The stock declined in response to forecasts of an industry-wide decline in semiconductor sales in 2023. While we reduced our position given near-term business headwinds, we continue to see TSMC as a high-quality business with durable growth drivers, a strong management team, robust margins, and healthy free-cash-flow generation.

OUTLOOK

We think central banks will need to be steadfast on rates to ensure inflation is under control. We have yet to see the full economic impact of recent rate hikes, and we recognize the potential for reduced corporate earnings as companies adjust to slower economic growth and higher costs of capital. At the same time, we see positive developments, such as more growth-oriented policies in China, that may mitigate the severity of any global economic downturn.

Even beyond this cycle, we think we are entering a period different from the era of low inflation and ultra-low interest rates we experienced over the past decade. We believe demographic shifts and trends, such as deglobalization, will likely keep upward pressure on inflation, leading to an extended period of higher interest rates and elevated capital costs. While such an environment may be difficult for some companies to navigate, we think it will ultimately enable well-managed, well-capitalized, profitable companies to differentiate themselves while strengthening their competitive positioning. In our view, this environment will reward active, fundamentally driven stock selection. We remain committed to our bottom-up process as we seek out companies that we believe have future free cash flows that are underestimated by the market. We think this strategy will help the Portfolio weather near-term market volatility as it pursues long-term capital appreciation.

Thank you for your continued investment in Janus Henderson VIT Overseas Portfolio.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

2	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Teck Resources Ltd	4.18%	1.95%	Ferguson PLC	4.35%	-0.89%
Canadian Natural Resources Ltd	3.88%	1.89%	Entain PLC	2.78%	-0.46%
AstraZeneca PLC	4.37%	1.14%	Taiwan Semiconductor Manufacturing Co Ltd	3.87%	-0.38%
Samsonite International SA	2.64%	0.96%	Erste Group Bank AG	2.29%	-0.37%
Beazley PLC	2.15%	0.90%	Hexagon AB - Class B	1.44%	-0.36%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Materials	2.41%	8.09%	8.38%
	Health Care	1.89%	11.52%	9.48%
	Consumer Discretionary	1.77%	12.79%	11.38%
	Energy	1.69%	6.19%	5.89%
	Financials	0.87%	20.74%	20.47%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Industrials	-0.89%	11.13%	12.18%
	Consumer Staples	-0.18%	9.08%	8.81%
	Utilities	-0.16%	0.00%	3.30%
	Communication Services	-0.07%	7.28%	6.14%
	Real Estate	0.12%	0.00%	2.40%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Dai-ichi Life Holdings Inc
Insurance	4.1%
BNP Paribas SA
Banks	4.0%
Teck Resources Ltd
Metals & Mining	3.8%
AstraZeneca PLC
Pharmaceuticals	3.8%
AIA Group Ltd
Insurance	3.7%
19.4%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	1.8%
Preferred Stocks	0.9%
Other	0.0%
100.0%

Emerging markets comprised 15.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-8.60%	5.46%	3.97%	8.22%	0.87%
Service Shares	-8.84%	5.20%	3.72%	8.04%	1.12%
MSCI All Country World ex-USA Index	-16.00%	0.88%	3.80%	N/A**
Morningstar Quartile - Institutional Shares	1st	1st	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	21/745	7/660	348/536	7/119

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,083.30	$4.78	$1,000.00	$1,020.62	$4.63	0.91%
Service Shares	$1,000.00	$1,082.00	$6.09	$1,000.00	$1,019.36	$5.90	1.16%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– 97.3%
Aerospace & Defense – 2.4%
Airbus SE	130,327	$15,493,970
Banks – 10.8%
BNP Paribas SA	459,020	26,117,882
Erste Group Bank AG	580,623	18,512,038
Natwest Group PLC	5,832,426	18,613,946
Permanent TSB Group Holdings PLC*	3,507,426	6,810,360
		70,054,226
Beverages – 6.8%
Diageo PLC	496,879	21,937,155
Heineken NV	230,530	21,655,565
		43,592,720
Biotechnology – 1.9%
Argenx SE (ADR)*	15,378	5,825,648
Ascendis Pharma A/S (ADR)*	54,034	6,599,172
		12,424,820
Diversified Telecommunication Services – 2.9%
Deutsche Telekom AG	950,420	18,954,824
Electronic Equipment, Instruments & Components – 4.1%
E Ink Holdings Inc	735,000	3,846,735
Hexagon AB - Class B	591,759	6,223,860
Keyence Corp	41,900	16,406,547
		26,477,142
Entertainment – 3.8%
Liberty Media Corp-Liberty Formula One*	259,484	15,511,954
Nintendo Co Ltd	222,100	9,301,989
		24,813,943
Health Care Equipment & Supplies – 1.0%
Hoya Corp	64,300	6,222,307
Hotels, Restaurants & Leisure – 6.4%
Entain PLC	1,069,059	17,137,302
Yum China Holdings Inc	431,850	24,102,656
		41,239,958
Insurance – 10.5%
AIA Group Ltd	2,197,000	24,205,753
Beazley PLC	2,142,960	17,535,913
Dai-ichi Life Holdings Inc	1,162,400	26,400,384
		68,142,050
Internet & Direct Marketing Retail – 3.5%
JD.Com Inc - Class A	806,178	22,663,248
Metals & Mining – 7.4%
Freeport-McMoRan Inc	232,076	8,818,888
Hindustan Zinc Ltd	3,692,019	14,322,519
Teck Resources Ltd	649,680	24,556,157
		47,697,564
Oil, Gas & Consumable Fuels – 5.9%
Canadian Natural Resources Ltd	373,715	20,752,394
Total SE	275,636	17,201,414
		37,953,808
Personal Products – 3.1%
Unilever PLC	398,548	20,102,065
Pharmaceuticals – 10.4%
AstraZeneca PLC	180,095	24,436,459
Bayer AG	113,348	5,851,605
Novartis AG	176,842	16,022,912
Sanofi	175,094	16,939,793
Takeda Pharmaceutical Co Ltd	133,074	4,157,081
		67,407,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Road & Rail – 2.9%
Central Japan Railway Co	93,200	$11,467,449
Full Truck Alliance Co (ADR)*	888,730	7,109,840
		18,577,289
Semiconductor & Semiconductor Equipment – 6.7%
ASML Holding NV	34,068	18,438,483
SK Hynix Inc	85,891	5,170,349
Taiwan Semiconductor Manufacturing Co Ltd	1,357,000	19,780,051
		43,388,883
Textiles, Apparel & Luxury Goods – 4.7%
LVMH Moet Hennessy Louis Vuitton SE	17,051	12,384,849
Samsonite International SA (144A)*	6,917,700	18,089,822
		30,474,671
Trading Companies & Distributors – 2.1%
Ferguson PLC	107,039	13,520,765
Total Common Stocks (cost $516,601,464)		629,202,103
Preferred Stocks– 0.9%
Automobiles – 0.9%
Dr Ing hc F Porsche AG((cost $4,596,603)	57,233	5,805,818
Investment Companies– 1.8%
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $11,743,738)	11,741,970	11,744,318
Total Investments (total cost $532,941,805) – 100.0%		646,752,239
Cash, Receivables and Other Assets, net of Liabilities – 0%		32,185
Net Assets – 100%		$646,784,424

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$119,762,840	18.5%
France	88,137,908	13.6
Japan	73,955,757	11.4
China	53,875,744	8.3
United States	49,595,925	7.7
Canada	45,308,551	7.0
Hong Kong	42,295,575	6.5
Netherlands	40,094,048	6.2
Germany	30,612,247	4.7
Taiwan	23,626,786	3.7
Austria	18,512,038	2.9
Switzerland	16,022,912	2.5
India	14,322,519	2.2
Ireland	6,810,360	1.1
Denmark	6,599,172	1.0
Sweden	6,223,860	1.0
Belgium	5,825,648	0.9
South Korea	5,170,349	0.8

Total	$646,752,239	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$143,754	$(1,699)	$580	$11,744,318
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	142,014∆	-	-	-
Total Affiliated Investments - 1.8%	$285,768	$(1,699)	$580	$11,744,318

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	7,432,227	140,333,046	(136,019,836)	11,744,318
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	-	122,766,056	(122,766,056)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2022 is $18,089,822, which represents 2.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$12,424,820	$-	$-
Entertainment	15,511,954	9,301,989	-
Metals & Mining	33,375,045	14,322,519	-
Oil, Gas & Consumable Fuels	20,752,394	17,201,414	-
Road & Rail	7,109,840	11,467,449	-
All Other	-	487,734,679	-
Preferred Stocks	-	5,805,818	-
Investment Companies	-	11,744,318	-
Total Assets	$89,174,053	$557,578,186	$-

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Unaffiliated investments, at value (cost $521,198,067)	$635,007,921
Affiliated investments, at value (cost $11,743,738)	11,744,318
Cash denominated in foreign currency (cost $150,220)	150,220
Trustees' deferred compensation	20,997
Receivables:
Foreign tax reclaims	819,560
Dividends	430,639
Dividends from affiliates	29,047
Portfolio shares sold	18,725
Other assets	6,564
Total Assets	648,227,991
Liabilities:
Payables:	—
Advisory fees	459,201
Portfolio shares repurchased	331,419
Investments purchased	308,242
12b-1 Distribution and shareholder servicing fees	114,223
Professional fees	50,183
Transfer agent fees and expenses	30,789
Trustees' deferred compensation fees	20,997
Custodian fees	9,762
Affiliated portfolio administration fees payable	1,471
Trustees' fees and expenses	156
Accrued expenses and other payables	117,124
Total Liabilities	1,443,567
Net Assets	$646,784,424
Net Assets Consist of:
Capital (par value and paid-in surplus)	$754,347,492
Total distributable earnings (loss)	(107,563,068)
Total Net Assets	$646,784,424
Net Assets - Institutional Shares	$144,544,061
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,752,599
Net Asset Value Per Share	$38.52
Net Assets - Service Shares	$502,240,363
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,663,500
Net Asset Value Per Share	$36.76

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$20,127,845
Dividends from affiliates	143,754
Affiliated securities lending income, net	142,014
Unaffiliated securities lending income, net	8,611
Other income	4,051
Foreign tax withheld	(2,248,221)
Total Investment Income	18,178,054
Expenses:
Advisory fees	5,147,426
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,251,265
Transfer agent administrative fees and expenses:
Institutional Shares	73,472
Service Shares	250,456
Other transfer agent fees and expenses:
Institutional Shares	3,328
Service Shares	6,200
Custodian fees	71,696
Professional fees	54,242
Registration fees	27,065
Affiliated portfolio administration fees	16,196
Trustees’ fees and expenses	14,844
Shareholder reports expense	4,334
Other expenses	77,183
Total Expenses	6,997,707
Net Investment Income/(Loss)	11,180,347
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	15,281,034
Investments in affiliates	(1,699)
Total Net Realized Gain/(Loss) on Investments	15,279,335
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(91,249,920)
Investments in affiliates	580
Total Change in Unrealized Net Appreciation/Depreciation	(91,249,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(64,789,658)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$11,180,347	$8,774,069
Net realized gain/(loss) on investments	15,279,335	76,508,640
Change in unrealized net appreciation/depreciation	(91,249,340)	6,019,858
Net Increase/(Decrease) in Net Assets Resulting from Operations	(64,789,658)	91,302,567
Dividends and Distributions to Shareholders:
Institutional Shares	(2,571,849)	(1,925,877)
Service Shares	(8,483,696)	(5,828,741)
Net Decrease from Dividends and Distributions to Shareholders	(11,055,545)	(7,754,618)
Capital Share Transactions:
Institutional Shares	(8,401,371)	(8,149,662)
Service Shares	(9,629,286)	(34,092,164)
Net Increase/(Decrease) from Capital Share Transactions	(18,030,657)	(42,241,826)
Net Increase/(Decrease) in Net Assets	(93,875,860)	41,306,123
Net Assets:
Beginning of period	740,660,284	699,354,161
End of period	$646,784,424	$740,660,284

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.92	$38.21	$33.29	$26.71	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.74	0.58	0.36	0.60	0.53
Net realized and unrealized gain/(loss)	(4.46)	4.62	4.99	6.56	(5.25)
Total from Investment Operations	(3.72)	5.20	5.35	7.16	(4.72)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.68)	(0.49)	(0.43)	(0.58)	(0.55)
Total Dividends and Distributions	(0.68)	(0.49)	(0.43)	(0.58)	(0.55)
Net Asset Value, End of Period	$38.52	$42.92	$38.21	$33.29	$26.71
Total Return*	(8.63)%	13.61%	16.30%	27.02%	(14.94)%
Net Assets, End of Period (in thousands)	$144,544	$170,166	$159,005	$165,881	$143,912
Average Net Assets for the Period (in thousands)	$147,074	$168,216	$138,082	$154,209	$172,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.87%	0.83%	0.75%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.87%	0.83%	0.75%	0.60%
Ratio of Net Investment Income/(Loss)	1.91%	1.38%	1.15%	2.00%	1.71%
Portfolio Turnover Rate	36%	21%	21%	23%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$41.02	$36.57	$31.90	$25.63	$30.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61	0.46	0.27	0.50	0.44
Net realized and unrealized gain/(loss)	(4.25)	4.41	4.77	6.30	(5.05)
Total from Investment Operations	(3.64)	4.87	5.04	6.80	(4.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.42)	(0.37)	(0.53)	(0.50)
Total Dividends and Distributions	(0.62)	(0.42)	(0.37)	(0.53)	(0.50)
Net Asset Value, End of Period	$36.76	$41.02	$36.57	$31.90	$25.63
Total Return*	(8.84)%	13.32%	15.99%	26.76%	(15.17)%
Net Assets, End of Period (in thousands)	$502,240	$570,494	$540,349	$535,223	$483,432
Average Net Assets for the Period (in thousands)	$501,246	$567,812	$468,995	$508,303	$587,476
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.12%	1.08%	0.99%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.12%	1.08%	0.99%	0.85%
Ratio of Net Investment Income/(Loss)	1.67%	1.14%	0.92%	1.76%	1.46%
Portfolio Turnover Rate	36%	21%	21%	23%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

Janus Aspen Series	17

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions

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Notes to Financial Statements

in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

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Notes to Financial Statements

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then

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Notes to Financial Statements

adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2022.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pay the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.79%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the

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Notes to Financial Statements

Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

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Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 2,014,984	$ -	$(221,851,535)	$ -	$ (74,813)	$112,348,296

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(58,436,969)	$(163,414,566)	$ (221,851,535)

During the year ended December 31, 2022, capital loss carryovers of $13,737,997 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 534,489,258	$135,286,728	$(23,023,747)	$ 112,262,981

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,055,545	$ -	$ -	$ -

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,754,618	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	320,989	$12,280,717	363,203	$ 15,114,342
Reinvested dividends and distributions	67,848	2,571,849	45,156	1,925,877
Shares repurchased	(601,297)	(23,253,937)	(604,659)	(25,189,881)
Net Increase/(Decrease)	(212,460)	$ (8,401,371)	(196,300)	$ (8,149,662)
Service Shares:
Shares sold	1,365,030	$49,728,351	1,115,065	$ 44,799,979
Reinvested dividends and distributions	234,363	8,483,696	142,890	5,828,741
Shares repurchased	(1,842,484)	(67,841,333)	(2,126,505)	(84,720,884)
Net Increase/(Decrease)	(243,091)	$ (9,629,286)	(868,550)	$(34,092,164)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$233,628,637	$ 254,624,118	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Overseas Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Foreign Taxes Paid	$2,133,390
Foreign Source Income	$14,711,192
Dividends Received Deduction Percentage	1%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

38	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

40	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

42	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Lead Portfolio Manager Janus Henderson Overseas Portfolio	1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2022

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-81120 03-23

ANNUAL REPORT December 31, 2022

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE OVERVIEW

For the 12-month period ending December 31, 2022, the Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned -29.89% and -30.06%, respectively. The Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned -29.14%, and its secondary benchmark, the S&P 500® Index, returned -18.11%. Another benchmark we use to measure performance, the Core Growth Index, returned -23.77%. The Core Growth Index is an internally calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

Stocks declined over the 12-month period as soaring inflation, rising interest rates, and recession fears led to market turbulence. Stocks started out the year with volatility, as worsening price pressures raised expectations for more restrictive central bank policies. Volatility increased sharply late in the first quarter after Russia’s invasion of Ukraine sent commodity prices soaring while raising concerns about supply disruptions. Market volatility continued into the second half of the year, as record-high inflation in many countries led to synchronized and often aggressive policy tightening. Concerns about a looming European energy crisis, as Russia reduced gas supplies, added to negative sentiment in the third quarter, further pressuring equity performance. Global equities regained some ground in the fourth quarter as signs of moderating inflation raised hopes for a slower pace of policy tightening in 2023. Despite this fourth-quarter rally, most market indices ended the period with double-digit declines.

PERFORMANCE DISCUSSION

Our sector teams employ a bottom-up, fundamental approach to identify what we consider the best investment opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which we believe may lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified Portfolio, we seek to minimize macroeconomic risks while generating strong performance over longer periods.

During this challenging investment period, rising interest rates drove a shift away from more growth-oriented stocks, leading to a sell-off in information technology stocks. These included Atlassian, a provider of business collaboration software. The stock declined after Atlassian reported slower subscription growth for its cloud and data center businesses. It also reduced guidance, as it warned that macroeconomic headwinds may slow enterprise capital spending and hiring in 2023. Despite some near-term uncertainty, we held on to the stock but will continue to monitor its fundamentals and capital allocation going forward.

Graphics chipmaker Nvidia was another detractor, as the stock fell in response to forecasts of an industry-wide decline in semiconductor sales in 2023. Nvidia also faced concerns over new U.S. government restrictions on the export of high-end data center chips to China. However, we remain constructive on its long-term prospects given its leadership in secular growth markets such as artificial intelligence, gaming, and autonomous driving.

Electric vehicle (EV) manufacturer Rivian Automotive was another detractor. Despite solid execution, the company’s lack of profitability pressured the stock in a risk-averse environment. On a positive note, its orders growth and backlog have remained strong, and it reported improving supply chain conditions by year-end. We continue to own the stock given its foothold in the growing EV market, where government subsidies in many markets may help drive wider adoption.

On a positive note, an underweight position in electric vehicle manufacturer Tesla aided relative performance. The stock faced headwinds in the first half of 2023, as COVID-related factory disruptions in China slowed

Janus Aspen Series	1

Janus Henderson VIT Research Portfolio (unaudited)

production. The stock declined further in the fourth quarter after Tesla reported disappointing quarterly performance, including weaker-than-expected revenue growth. Tesla also reduced planned production in China as economic headwinds and increased competition impacted demand.

Relative performance also benefited from an overweight position in Deckers Outdoor, maker of high-performance footwear and apparel under brands such as UGG, HOKA, and Teva. The stock rose as the company delivered solid revenue growth and healthy guidance. Investors also responded favorably to the company’s $100 million stock repurchase plan.

An investment in global pharmaceutical company AstraZeneca also lifted relative performance. The company has benefited from strong sales trends for Tagrisso, a treatment for non-small cell lung cancer, and Farxiga, a therapy for type 2 diabetes. It also received positive clinical trial results for its breast cancer drug Enhertu, which could expand the scope of approval for the drug and result in higher revenues for AstraZeneca.

OUTLOOK

We have seen signs that higher interest rates are starting to impact the economy, and we believe we could see further reductions to corporate earnings. While we anticipate slower growth next year, we have been reassured by the resilience of the U.S. economy and the general health of consumer and corporate balance sheets. China’s more pro-growth policies and relaxation of COVID-19 restrictions could also have positive implications for the global economy.

As the market searches for a bottom, we believe investors will seek out companies with high-quality earnings growth, well-capitalized balance sheets, reasonable valuations, and sustainable, organic growth prospects. In our view, such companies will prove resilient not only in the near term, but as we leave behind the era of ultra-low interest rates. Going forward, we believe we could see higher structural inflation and tighter monetary policy. We also believe this environment will reward judicious allocators of capital but penalize companies with high degrees of leverage. Just as this environment will help to distinguish high-quality companies, we believe it will also work to our advantage as active investment managers. We continue to pay close attention to the price we pay for growth, as we look for opportunities to take advantage of trends such as e-commerce, cloud computing, and healthcare innovation.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

Actively managed portfolios may fail to produce the intended results. No investment strategy can ensure a profit or eliminate the risk of loss.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

2	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Tesla Inc	0.61%	0.94%	Atlassian Corp - Class A	1.49%	-0.63%
Deckers Outdoor Corp	0.92%	0.48%	NVIDIA Corp	4.28%	-0.58%
EOG Resources Inc	1.09%	0.40%	Rivian Automotive Inc - Class A	0.47%	-0.42%
AstraZeneca PLC (ADR)	1.01%	0.38%	Align Technology Inc	0.57%	-0.37%
Howmet Aerospace Inc	0.89%	0.33%	Advanced Micro Devices Inc	1.54%	-0.29%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	0.73%	10.71%	11.02%
	Financials	0.71%	8.41%	8.20%
	Healthcare	0.45%	10.98%	10.66%
	Other**	0.06%	0.16%	0.00%
	Energy	0.05%	1.09%	1.09%

	2 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	-1.99%	38.74%	39.58%
	Consumer	-0.41%	18.72%	18.60%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.0%
Apple Inc
Technology Hardware, Storage & Peripherals	6.5%
Alphabet Inc - Class C
Interactive Media & Services	5.5%
Amazon.com Inc
Internet & Direct Marketing Retail	4.4%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	3.3%
30.7%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of December 31, 2021

4	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-29.89%	8.17%	11.44%	8.42%	0.60%
Service Shares	-30.06%	7.90%	11.16%	8.13%	0.85%
Russell 1000 Growth Index	-29.14%	10.96%	14.10%	9.68%
S&P 500 Index	-18.11%	9.42%	12.56%	9.59%
Core Growth Index	-23.77%	10.24%	13.36%	9.67%
Morningstar Quartile - Institutional Shares	3rd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	543/1,246	615/1,126	655/1,036	251/372

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Institutional Shares	$1,000.00	$1,006.80	$2.83	$1,000.00	$1,022.38	$2.85	0.56%
Service Shares	$1,000.00	$1,005.70	$4.09	$1,000.00	$1,021.12	$4.13	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– 99.9%
Aerospace & Defense – 2.2%
General Dynamics Corp	20,204	$5,012,814
Howmet Aerospace Inc	123,349	4,861,184
		9,873,998
Air Freight & Logistics – 2.5%
United Parcel Service Inc	65,966	11,467,529
Automobiles – 0.8%
Rivian Automotive Inc - Class A*	74,114	1,365,921
Tesla Inc*	18,452	2,272,917
		3,638,838
Beverages – 1.6%
Constellation Brands Inc	30,394	7,043,809
Biotechnology – 5.0%
AbbVie Inc	69,724	11,268,096
Horizon Therapeutics PLC*	17,725	2,017,105
Regeneron Pharmaceuticals Inc*	2,096	1,512,243
Sarepta Therapeutics Inc*	20,007	2,592,507
United Therapeutics Corp*	8,440	2,347,080
Vertex Pharmaceuticals Inc*	9,432	2,723,773
		22,460,804
Capital Markets – 1.5%
Blackstone Group Inc	31,575	2,342,549
Charles Schwab Corp	33,551	2,793,456
LPL Financial Holdings Inc	6,848	1,480,332
		6,616,337
Chemicals – 0.8%
Sherwin-Williams Co	15,888	3,770,699
Diversified Financial Services – 0.6%
Apollo Global Management Inc	40,799	2,602,568
Entertainment – 1.1%
Liberty Media Corp-Liberty Formula One*	81,851	4,893,053
Equity Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp	17,638	3,736,787
Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	18,076	1,984,564
Edwards Lifesciences Corp*	31,256	2,332,010
		4,316,574
Health Care Providers & Services – 3.2%
Centene Corp*	15,571	1,276,978
UnitedHealth Group Inc	25,239	13,381,213
		14,658,191
Hotels, Restaurants & Leisure – 3.6%
Booking Holdings Inc*	5,394	10,870,420
Caesars Entertainment Inc*	53,031	2,206,090
Chipotle Mexican Grill Inc*	2,273	3,153,765
		16,230,275
Household Products – 1.9%
Procter & Gamble Co	56,120	8,505,547
Industrial Conglomerates – 0.5%
Honeywell International Inc	10,848	2,324,726
Information Technology Services – 6.4%
Fidelity National Information Services Inc	16,100	1,092,385
Global Payments Inc	10,546	1,047,429
Mastercard Inc	37,904	13,180,358
Snowflake Inc - Class A*	9,447	1,356,022
Visa Inc	59,061	12,270,513
		28,946,707
Insurance – 0.6%
Aon PLC - Class A	8,427	2,529,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Interactive Media & Services – 5.5%
Alphabet Inc - Class C*	278,007	$24,667,561
Internet & Direct Marketing Retail – 4.4%
Amazon.com Inc*	238,254	20,013,336
Life Sciences Tools & Services – 1.0%
Danaher Corp	6,526	1,732,131
Illumina Inc*	5,369	1,085,612
Thermo Fisher Scientific Inc	3,476	1,914,198
		4,731,941
Machinery – 2.6%
Deere & Co	18,606	7,977,509
Ingersoll Rand Inc	72,899	3,808,973
		11,786,482
Oil, Gas & Consumable Fuels – 1.7%
EOG Resources Inc	57,960	7,506,979
Personal Products – 0.1%
Olaplex Holdings Inc*	110,266	574,486
Pharmaceuticals – 3.5%
AstraZeneca PLC (ADR)	65,510	4,441,578
Eli Lilly & Co	15,795	5,778,443
Merck & Co Inc	36,235	4,020,273
Novartis AG (ADR)	16,507	1,497,515
		15,737,809
Professional Services – 1.2%
CoStar Group Inc*	68,970	5,330,002
Road & Rail – 1.5%
JB Hunt Transport Services Inc	23,507	4,098,681
Uber Technologies Inc*	106,162	2,625,386
		6,724,067
Semiconductor & Semiconductor Equipment – 10.7%
Advanced Micro Devices Inc*	90,639	5,870,688
ASML Holding NV	13,867	7,576,929
KLA Corp	11,287	4,255,538
Lam Research Corp	16,205	6,810,962
Marvell Technology Inc	29,941	1,109,015
NVIDIA Corp	100,896	14,744,941
ON Semiconductor Corp*	34,242	2,135,674
Teradyne Inc	30,238	2,641,289
Texas Instruments Inc	20,977	3,465,820
		48,610,856
Software – 18.6%
Adobe Inc*	15,608	5,252,560
Atlassian Corp - Class A*	40,157	5,167,403
Autodesk Inc*	11,216	2,095,934
Cadence Design Systems Inc*	31,075	4,991,888
Microsoft Corp	206,736	49,579,428
ServiceNow Inc*	9,434	3,662,939
Synopsys Inc*	15,822	5,051,806
Tyler Technologies Inc*	6,316	2,036,342
Workday Inc - Class A*	37,284	6,238,732
		84,077,032
Specialty Retail – 3.4%
O'Reilly Automotive Inc*	8,800	7,427,464
TJX Cos Inc	100,664	8,012,854
		15,440,318
Technology Hardware, Storage & Peripherals – 6.5%
Apple Inc	226,499	29,429,015
Textiles, Apparel & Luxury Goods – 2.6%
Deckers Outdoor Corp*	14,873	5,936,707

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2022

Shares		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods– (continued)
NIKE Inc - Class B	51,227	$5,994,071
		11,930,778
Trading Companies & Distributors – 0.9%
Ferguson PLC	33,851	4,298,061
Wireless Telecommunication Services – 1.6%
T-Mobile US Inc*	53,189	7,446,460
Total Investments (total cost $311,782,915) – 99.9%		451,920,905
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		392,655
Net Assets – 100%		$452,313,560

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$438,404,883	97.0%
Netherlands	7,576,929	1.7
United Kingdom	4,441,578	1.0
Switzerland	1,497,515	0.3

Total	$451,920,905	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$10,947	$63	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	22,574∆	-	-	-
Total Affiliated Investments - N/A	$33,521	$63	$-	$-

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	1,878,692	33,618,355	(35,497,110)	-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	1,920,280	26,664,609	(28,584,889)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$451,920,905	$-	$-

12	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $311,782,915)	$451,920,905
Cash denominated in foreign currency (cost $681)	681
Trustees' deferred compensation	14,681
Receivables:
Investments sold	883,486
Dividends	135,991
Portfolio shares sold	8,544
Foreign tax reclaims	1,931
Dividends from affiliates	753
Other assets	5,033
Total Assets	452,972,005
Liabilities:
Due to custodian	155,567
Payables:	—
Advisory fees	196,241
Portfolio shares repurchased	141,770
Professional fees	46,459
12b-1 Distribution and shareholder servicing fees	27,347
Transfer agent fees and expenses	22,340
Trustees' deferred compensation fees	14,681
Affiliated portfolio administration fees payable	1,054
Custodian fees	443
Trustees' fees and expenses	322
Accrued expenses and other payables	52,221
Total Liabilities	658,445
Net Assets	$452,313,560
Net Assets Consist of:
Capital (par value and paid-in surplus)	$315,453,171
Total distributable earnings (loss)	136,860,389
Total Net Assets	$452,313,560
Net Assets - Institutional Shares(1)	$334,876,647
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,602,752
Net Asset Value Per Share(1)	$31.58
Net Assets - Service Shares(1)	$117,436,913
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,892,079
Net Asset Value Per Share(1)	$30.17

(1) The net asset values and per share information have been revised to correct an error (see Note 7 in the Notes to Financial Statements).

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Statement of Operations

For the year ended December 31, 2022

Investment Income:
Dividends	$4,183,141
Affiliated securities lending income, net	22,574
Dividends from affiliates	10,947
Unaffiliated securities lending income, net	865
Other income	91
Foreign tax withheld	(15,476)
Total Investment Income	4,202,142
Expenses:
Advisory fees	2,471,248
12b-1 Distribution and shareholder servicing fees:
Service Shares	340,197
Transfer agent administrative fees and expenses:
Institutional Shares	194,239
Service Shares	68,164
Other transfer agent fees and expenses:
Institutional Shares	8,928
Service Shares	1,780
Professional fees	48,414
Registration fees	28,886
Shareholder reports expense	22,116
Affiliated portfolio administration fees	13,120
Trustees’ fees and expenses	12,058
Custodian fees	9,491
Other expenses	71,297
Total Expenses	3,289,938
Net Investment Income/(Loss)	912,204
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(7,477,356)
Investments in affiliates	63
Total Net Realized Gain/(Loss) on Investments	(7,477,293)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(199,308,093)
Total Change in Unrealized Net Appreciation/Depreciation	(199,308,093)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(205,873,182)

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$912,204	$(520,721)
Net realized gain/(loss) on investments	(7,477,293)	95,600,133
Change in unrealized net appreciation/depreciation	(199,308,093)	29,592,907
Net Increase/(Decrease) in Net Assets Resulting from Operations	(205,873,182)	124,672,319
Dividends and Distributions to Shareholders:
Institutional Shares	(70,400,164)	(25,510,438)
Service Shares	(25,045,507)	(9,384,084)
Net Decrease from Dividends and Distributions to Shareholders	(95,445,671)	(34,894,522)
Capital Share Transactions:
Institutional Shares	37,409,779	(21,249,949)
Service Shares	11,902,394	(10,930,490)
Net Increase/(Decrease) from Capital Share Transactions	49,312,173	(32,180,439)
Net Increase/(Decrease) in Net Assets	(252,006,680)	57,597,358
Net Assets:
Beginning of period	704,320,240	646,722,882
End of period	$452,313,560	$704,320,240

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$56.31	$49.35	$40.79	$33.70	$36.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	(0.01)	0.14	0.21	0.19
Net realized and unrealized gain/(loss)	(16.93)(2)	9.73	12.20	11.26	(0.94)
Total from Investment Operations	(16.84)(2)	9.72	12.34	11.47	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	(0.18)	(0.18)	(0.21)
Distributions (from capital gains)	(7.83)	(2.71)	(3.60)	(4.20)	(1.85)
Total Dividends and Distributions	(7.89)	(2.76)	(3.78)	(4.38)	(2.06)
Net Asset Value, End of Period	$31.58(2)	$56.31	$49.35	$40.79	$33.70
Total Return*	(29.89)%(2)	20.33%	32.95%	35.52%	(2.58)%
Net Assets, End of Period (in thousands)	$334,877(2)	$519,679	$474,525	$398,888	$328,803
Average Net Assets for the Period (in thousands)	$389,504	$496,858	$414,413	$374,004	$380,194
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.60%	0.60%	0.59%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.60%	0.60%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	0.24%	(0.01)%	0.33%	0.55%	0.50%
Portfolio Turnover Rate	30%	33%	33%	38%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The net asset values, total return, and per share information has been revised to correct an error (see Note 7 in the Notes to Financial Statements).

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$54.34	$47.78	$39.64	$32.87	$35.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.13)	0.03	0.11	0.09
Net realized and unrealized gain/(loss)	(16.34)(3)	9.41	11.80	10.98	(0.92)
Total from Investment Operations	(16.34)(3)	9.28	11.83	11.09	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.09)	(0.12)	(0.13)
Distributions (from capital gains)	(7.83)	(2.71)	(3.60)	(4.20)	(1.85)
Total Dividends and Distributions	(7.83)	(2.72)	(3.69)	(4.32)	(1.98)
Net Asset Value, End of Period	$30.17(3)	$54.34	$47.78	$39.64	$32.87
Total Return*	(30.06)%(3)	20.05%	32.58%	35.22%	(2.84)%
Net Assets, End of Period (in thousands)	$117,437(3)	$184,641	$172,198	$150,614	$126,817
Average Net Assets for the Period (in thousands)	$136,703	$178,748	$151,973	$141,550	$148,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.85%	0.85%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.85%	0.85%	0.84%	0.83%
Ratio of Net Investment Income/(Loss)	(0.01)%	(0.26)%	0.08%	0.30%	0.25%
Portfolio Turnover Rate	30%	33%	33%	38%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) The net asset values, total return, and per share information has been revised to correct an error (see Note 7 in the Notes to Financial Statements).

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

18	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	19

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Portfolio’s investments, impair a Portfolio’s ability to satisfy redemption requests, and negatively impact a Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Portfolio by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions

20	DECEMBER 31, 2022

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2022.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index

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Notes to Financial Statements

over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000 Growth Index®. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $48,451 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $433,851 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2022, the Portfolio engaged in cross trades amounting to $599,908 in purchases and $2,738,049 in sales, resulting in a net realized gain of $220,899. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 299,073	$ -	$ (7,617,272)	$ -	$ (12,827)	$144,191,415

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(7,617,272)	$ -	$ (7,617,272)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 313,075,273	$171,620,920	$(27,429,505)	$ 144,191,415

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,510,683	$ 91,934,988	$ -	$ -

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Notes to Financial Statements

For the year ended December 31, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 523,535	$ 34,370,987	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	144,237	$ 5,476,747	151,828	$ 7,960,660
Reinvested dividends and distributions	2,228,505	70,400,164	503,363	25,510,438
Shares repurchased	(999,614)	(38,467,132)	(1,041,978)	(54,721,047)
Net Increase/(Decrease)	1,373,128	$37,409,779	(386,787)	$(21,249,949)
Service Shares:
Shares sold	225,334	$ 7,953,370	129,269	$ 6,465,528
Reinvested dividends and distributions	830,421	25,045,507	191,590	9,384,084
Shares repurchased	(561,806)	(21,096,483)	(526,614)	(26,780,102)
Net Increase/(Decrease)	493,949	$11,902,394	(205,755)	$(10,930,490)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$157,917,382	$ 201,550,285	$ -	$ -

7. Revision to Previously Issued Financial Statements

Subsequent to the issuance of the financial statements for the year ended December 31, 2022, management identified an error in a financial statement adjustment resulting in a misallocation between share class net assets. The impact of the error was not material to the December 31, 2022 financial statements. The error did not impact the Fund’s net assets or net investment income.

As a result, the Fund has revised its Statement of Assets and Liabilities as of December 31, 2022, and its Financial Highlights for the year ended December 31, 2022.

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Notes to Financial Statements

The following summarizes the impact of the revision and excludes balances that were not revised:

Statement of Assets and Liabilities:

	For the year ended, December 31, 2022
	As Reported	Adjustment	As Revised
Net Assets - Institutional Shares	$336,291,001	$(1,414,354)	$334,876,647
Net Asset Value Per Share - Institutional Shares	$31.72	$(0.14)	$31.58
Net Assets - Service Shares	$116,022,559	$1,414,354	$117,436,913
Net Asset Value Per Share - Service Shares	$29.81	$0.36	$30.17

Financial Highlights – Institutional Shares:

	For the year ended, December 31, 2022
	As Reported	Adjustment	As Revised
Net realized and unrealized gain/(loss)	$(16.79)	$(0.14)	$(16.93)
Total from Investment Operations	$(16.70)	$(0.14)	$(16.84)
Net Asset Value, End of Period	$31.72	$(0.14)	$31.58
Total Return	(29.58)%	(0.31)%	(29.89)%
Net Assets, End of Period (in thousands)	$336,291	$(1,414)	$334,877

Financial Highlights – Service Shares:

	For the year ended, December 31, 2022
	As Reported	Adjustment	As Revised
Net realized and unrealized gain/(loss)	$(16.70)	$0.36	$(16.34)
Total from Investment Operations	$(16.70)	$0.36	$(16.34)
Net Asset Value, End of Period	$29.81	$0.36	$30.17
Total Return	(30.90)%	0.84%	(30.06)%
Net Assets, End of Period (in thousands)	$116,023	$1,414	$117,437

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Research Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2023, except for the effects of the revision discussed in Note 7 to the financial statements, as to which the date is April 19, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022 The Trustees noted the reasons for the VIT Portfolio’s underperformance and the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the evaluated performance period ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 (except for Janus Henderson Global Sustainable Equity Portfolio for which the period end was March 31, 2022) and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Adaptive Risk Management U.S. Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting

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Additional Information (unaudited)

fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2022:

Capital Gain Distributions	$95,410,096
Dividends Received Deduction Percentage	26%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	51

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (since 2022), Member of the Investment Committee for the Orange Country Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	51

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President Janus Henderson Research Portfolio	4/20-Present

Director of Research of the Adviser and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer for City National Rochdale (2018-2020), Executive Vice President and Managing Director of Global Equity at Northern Trust (2005-2018).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020), and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

50	DECEMBER 31, 2022

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-02-93078 03-23

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros, Gary A. Poliner, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $449,363 in fiscal 2022 and $387,613 in fiscal 2021.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2022 and $0in fiscal 2021.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $62,356 in fiscal 2022 and $59,104 in fiscal 2021.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2022 and $0 in fiscal 2021.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $62,356 in fiscal 2022 and $59,104 in fiscal 2021.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex-99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: April 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: April 19, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: April 19, 2023